UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5782

Mercantile Funds, Inc.

(Exact name of registrant as specified in charter)

Two Hopkins Plaza

Baltimore, MD 21201

(Address of principal executive offices)(Zip code)

Scott J. Liotta

Two Hopkins Plaza

Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 237-5852

Date of fiscal year end: May 31

Date of reporting period: November 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Semi-Annual Report

Mercantile Funds, Inc.

Shareholder Update and

Semi-Annual Report

NOVEMBER 30, 2005

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus for the Funds which contain information concerning the Funds’ investment policies, expenses, ongoing fees, as well as other pertinent information. The prospectus should be read carefully before investing.

Shares of the Mercantile Funds, Inc. are not bank deposits or obligations of, or guaranteed, endorsed, or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates, and such shares are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other governmental agency. Investment in the Funds involves risk, including the possible loss of principal.

The Money Market Funds are neither insured nor guaranteed by the FDIC or any other government agency. Although the Money Market Funds strive to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Funds.

Yields will fluctuate as market conditions change. Past performance is not a guarantee of future results.

Mercantile Investment Services, Inc. serves as the Funds’ distributor.

In addition to historical information, this report contains forward-looking statements that may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Funds could be materially different from those projected, anticipated, or implied. The Fund’s have no obligation to update or revise forward-looking statements.

A Message from the President

Dear Shareholders:

We are pleased to present you with this semi-annual report for the Mercantile Funds, Inc., providing a detailed review of the markets, the portfolios and our management strategies. Also included are financial statements and a statement of investments listing securities held as of November 30, 2005 for each of the Mercantile Funds.

We believe that by offering the opportunity to diversify your investments among a wide array of equity, taxable and tax-exempt fixed income and money market mutual funds, Mercantile may help you and your adviser fulfill your individual asset allocation objectives.

On the following pages, each of the portfolio managers discusses the management of his or her Fund over the semi-annual period. The conversations highlight key factors influencing recent performance of the Funds. For your convenience, those Funds with similar objectives and strategies have been combined into one discussion. Before reviewing the performance of your individual mutual fund investments, it may be useful to take a brief look at the major factors affecting the financial markets over the six-month period.

*  *  *

Economic Review

The U.S. economy continued to expand during the semi-annual period. Real Gross Domestic Product (GDP) grew at an annualized rate of 3.3% for the second quarter of 2005 and 4.3% in the third quarter, despite the devastation caused by Hurricane Katrina. Non-farm payroll growth remained relatively stable, with September and October showing only marginal gains due to both Hurricanes Katrina and Rita. There was no strong signal that inflation was at risk of breaking out higher, although hourly wages increased significantly from the start of 2005, as tightness in most portions of the labor market forced employers to step up pay to hire or keep qualified help. Manufacturing remained strong, with the exception of the domestic auto producers. Indeed, the economy in general and consumer spending in particular showed remarkable resiliency to back-to-back major hurricanes, threats of an energy supply shock, rising oil prices that peaked at $70 per barrel in August and periodic weakness in some economic indicators — all of which had the pundits calling for the Federal Reserve Board (the Fed) to stop raising rates or to possibly even cut the targeted federal funds rate. Instead, the Fed continued its steady tightening, raising interest rates a total of four times during the semi-annual period and bringing the targeted federal funds rate to 4.00% by the end of November. The Fed stated that its monetary policy remained accommodative, even after these actions, and that it would continue to move at a “measured” pace.

Equities

Geopolitical events, Hurricanes Katrina and Rita, energy price fluctuations and rising interest rates were among the factors adding volatility to the stock market, but the major U.S. equity indices moved higher across the board for the six months ended November 30, 2005, with all styles and capitalization ranges posting gains. Small-capitalization stocks showed the strongest relative performance. Mid-cap stocks followed close behind, with their large-cap counterparts producing more moderate but still positive returns. In contrast to the prior fiscal period, the market generally favored the growth style over the value style of investing across all capitalization sectors.

The international equity markets overall outperformed the U.S. equity markets for the semi-annual period, despite the relative strength of the U.S. dollar against most major world currencies. The international equity markets were propelled in large part by strong performance in the Japanese market. Prime Minister Koizumi’s resounding victory in the nation’s September general election led to expectations for structural reform and an end to Japan’s decade of deflation. Japan’s equity market even outperformed other Asian equity markets for the six months. The emerging equity markets of Latin America and central and eastern Europe also performed particularly well. The developed markets of Europe produced positive returns, but lagged the other international regions due primarily to mixed economic news. Low inflation and ongoing merger and acquisition activity boosted investor sentiment. So, too, did the declining value of the euro, as the weakened euro is considered positive for the European economy and for the region’s exporters. That said, European economic growth remained quite low. As a result, the European Central Bank has made remarks of concern for weakness, but has not yet raised interest rates.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

i

Fixed Income

Overall, the fixed income markets struggled during the six months, as U.S. Treasury rates followed a volatile path in a generally upward direction. The major exception to the trend toward higher rates was the short-lived rally in the immediate aftermath of Hurricane Katrina. Two-year Treasury yields rose 0.83% over the six months to a level of 4.41%, and 10-year Treasury yields rose 0.50% to a level of 4.49%. The U.S. Treasury yield curve flattened dramatically over the semi-annual period, meaning the yield spread between short-term and long-term maturity bonds narrowed.

On a duration-adjusted basis, most of the spread sectors in the Lehman Aggregate Bond Index, i.e. the non-Treasury sectors of the fixed income market, outperformed U.S. Treasury securities for the six months ended November 30, 2005. Global high-yield corporate bonds were the best-performing spread sector, followed by mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. Investment-grade corporate bonds and agencies outperformed U.S. Treasuries for the period as well.

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis for the semi-annual period, despite the four interest rate hikes by the Fed.

Money Markets

The most significant factor affecting the money markets was the ongoing tightening policy, be it at a measured pace, of the Fed.

*  *  *

We thank you for being a part of the success of the Mercantile Funds. We value your confidence in us and look forward to continuing to serve your investment needs in the years ahead.

Best Regards,

Kevin A. McCreadie

President, Mercantile Funds, Inc.

President and Chief Investment Officer,

Mercantile Capital Advisors, Inc.

The views expressed in the commentary reflect those of the portfolio managers as of the date of this commentary. Any such views are subject to change at any time based on market or other conditions, and the Funds and the Funds’ Advisor disclaim any responsibility to update such views. These views may not be relied upon as investment advice, and because investment decisions for the Funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any Fund.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance

November 30, 2005

An interview with: Kelley K. Brunssen, Joshua Kakel and Team

Portfolio Managers, Prime Money Market Fund and Government Money Market Fund

Ronald M. Shostek, Amy Heiser and Team

Mercantile Capital Advisors, Inc.

Portfolio Managers, Tax-Exempt Money Market Fund

What factors affected the money markets during the semi-annual period?

The actions of the Federal Reserve Board (the Fed) had the greatest effect on both the taxable and tax-exempt money markets during the semi-annual period. The Fed raised interest rates by 0.25% four additional times during the six months, bringing the targeted federal funds rate to 4.00% by the end of November 2005. The devastation caused by Hurricane Katrina had led many to believe the Fed might pause in its tightening cycle, but instead the U.S. economy in general and consumer spending in particular showed remarkable resiliency to back-to-back major hurricanes, threats of an energy supply shock and record-high gasoline prices. Also, there was still no strong signal that core inflation was at risk of breaking out higher. Thus, the Fed continued its steady tightening, maintaining in its November statement that its “policy accommodation can be removed at a pace that is likely to be measured” and that the hurricanes had produced a temporary disruption but not a long-term threat to economic growth. The markets then began to price in continued hikes by the Fed into 2006. The taxable money market yield curve flattened, as short-term yields continued to grind higher.

Within the tax-free money market area, supply and demand were also major factors. Note issuance remained confined to the “usual” issuers during the period, due to strong revenue and tax flows resulting from the strength of the economy. Issuance of floaters, or instruments with a variable interest rate, remained strong, as issuers took advantage of a relatively steep tax-exempt yield curve, as compared to the nearly flat U.S. Treasury yield curve. Demand for floaters also remained strong, as investors sought the ability to capture the expected increases in short-term yields. In all, then, the ratio of tax-exempt money market yields to comparable taxable securities moved back into the historical range of 65% to 75%. Credit ratings within the tax-exempt money market remained strong, as the fiscal standing of most issuers continued to improve as the economy grew at a relatively stable rate. Understandably, the exception to this strong credit rating scenario was certain issuers in the hurricane-affected areas of Louisiana and Mississippi.

How did you manage the money market funds during the semi-annual period?

We managed each of the money market funds defensively over the six months ended November 30, 2005, keeping the funds’ average maturities relatively short through most of the period in anticipation of continued interest rate hikes by the Fed.

Given the flattening of the taxable money market yield curve, as short-term yields ground higher, we continued to buy floating rate notes and securities maturing around the dates of the Fed meetings for both Prime Money Market Fund and Government Money Market Fund, seeking to take advantage of each anticipated rate increase.

Tax-Exempt Money Market Fund’s maturity generally remained within a 25 to 35 day band during this six-month period of increasing yields for two primary reasons. The first was widespread expectations of continuing increases in short-term rates by the Fed. With the Fed increasing short-term rates at each of its meetings, floating securities enabled the Fund to capture higher rates through the frequent resets of these securities’ yields. Second, daily and weekly floating securities continued to offer more attractive yields than notes or longer-dated tax-exempt commercial paper. Indeed, Tax-Exempt Money Market Fund’s portfolio structure was heavily tilted throughout the semi-annual period on shorter- and intermediate-maturing or resetting securities. We added notes or bonds with longer maturities on an occasional basis to keep the average maturity of the Fund from becoming too short.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND

TAX-EXEMPT MONEY MARKET FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Would you give us more specific examples for each of the money market funds?

Prime Money Market Fund’s assets were invested throughout the period in securities issued by the U.S. government and its agencies and instrumentalities as well as in high quality securities issued by U.S. and foreign corporations and banks. We particularly emphasized investments in asset-backed commercial paper during the period, as these instruments offered relatively higher yields. All securities purchased for the portfolio were rated A-1/P-1 or higher. These are first-tier securities, or generally those money-market instruments in the highest rating category. The Fund’s concentration on the highest-quality securities helped manage portfolio risk. We brought the Fund’s weighted average maturity from 35 days at the start of the period down to 30 days on November 30.

Government Money Market Fund’s assets were invested throughout the period in notes issued by the Federal National Mortgage Association (FNMA or Fannie Mae), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac), Federal Home Loan Bank (FHLB), and Federal Farm Credit Bureau (FFCB). The Fund invested no more than 25% of its assets in any one Federal agency, which helped manage portfolio risk. Like its position in floating rate securities, the Fund’s exposure to bonds with coupons that “step up” periodically also enabled us to take advantage of the rising interest rate environment. A “step-up” bond pays an initial coupon rate followed by higher rates for subsequent periods. While maintaining a relatively short average maturity, value in longer-term discount notes modestly lengthened the average maturity of the Fund from 33 days at the start of the period to 37 days on November 30.

At the end of the period, Tax-Exempt Money Market Fund was invested approximately 60% in daily and weekly floating securities, approximately 29% in tax-exempt commercial paper and about 10% in general market bonds and notes. On November 30, the Fund’s average maturity stood at 24 days. Throughout, all securities purchased were rated in one of the two highest categories by at least two nationally recognized statistical rating organizations, such as Standard & Poor’s or Moody’s Investors Services, or one such rating if only one organization has rated the security. If the security is not rated, we have determined that it is of comparable quality to eligible rated securities. The Fund’s concentration on the highest-quality securities helped manage portfolio risk.

What strategies do you intend to pursue over the coming months?

We believe Fed chairman Alan Greenspan and his Board will move the targeted federal funds rate higher at each of his remaining meetings — in December 2005 and January 2006, leaving the rate at 4.50% for his successor, Ben Bernanke. The federal funds futures market agrees. While new chairman Bernanke’s nomination to replace Greenspan has increased uncertainty in the money markets, we, along with the majority of market participants, believe that Bernanke will hike rates an additional 0.25% at his first meeting in March. Further hikes thereafter will likely depend on the pace of economic growth and on whether inflation remains in check or creeps higher. Given this view, we expect to keep each of the funds defensively postured for the near term. We intend to maintain the taxable money market funds’ average maturities around 35 days, but if and when it becomes apparent that the Fed is finished raising rates, we would lengthen the funds’ average maturities accordingly. Similarly, we expect to keep Tax-Exempt Money Market Fund’s average maturity within a 25 to 35 day band moving forward, until it becomes apparent the Fed is done tightening. We would then likely extend the fund’s average maturity to a 35 to 55 day band. Of course, we will continue to closely monitor economic data, Fed policy and any shifts in the money market yield curves, as we strive to strategically navigate the interest rate environment.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Portfolio Highlights
On November 30, 2005, the Fund had net assets invested in a diversified portfolio of:
Information Technology	16.7%
Financials	14.7%
Consumer Discretionary	13.7%
Health Care	12.1%
Industrials	11.3%
Consumer Staples	10.5%
Energy	9.1%
Insurance	5.2%
Telecommunication	2.8%
Cash	1.5%
Materials	1.3%
Utility	1.1%
100.0%

Effective August 1, 2005, Kevin A. McCreadie, Benjamin Ram and Team took over the management of the Fund from Manind V. Govil. This change does not affect either the objective or the principal investment strategies of the Fund.

An interview with Kevin A. McCreadie, Benjamin Ram and Team

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

The Fund invests predominantly in large-cap companies using both value- and growth-oriented investment disciplines. During the semi-annual period, we held firm to Mercantile’s time-tested approach in managing a diversified portfolio that represents companies we believe to possess key characteristics for above-market, long-term performance. The portfolio is concentrated in companies that we identify as having a sustainable competitive advantage. These are predominantly high quality companies with managements demonstrating industry leadership. These companies also have demonstrated consistent performance through stable earnings and dividend growth. In addition, we selectively invest in opportunistic situations. Among them are asset plays when market value is below tangible asset values as well as temporarily out of favor companies with depressed earnings but good prospects for near-term recovery.

For the six months ended November 30, 2005, the broad equity market, as measured by the S&P 500® Index, produced solid absolute returns. However, the S&P 500® Index also experienced significant volatility, with much of its semi-annual gains realized in the last month of the period. Contributing most to the volatility of the equity market overall and to the energy sector in particular were two of the worst hurricanes ever to make landfall in the U.S. Hurricanes Katrina and Rita not only pushed oil and gas prices to new all-time highs, but these catastrophic storms also added to lingering concerns over the economy. It was widely felt that higher energy and commodity costs, combined with rising interest rates, could put a damper on economic growth. Interestingly, the economy showed remarkable resiliency in the face of these potential headwinds, with core inflation remaining low, employment data showing some stability and the U.S. housing market still strong.

On a relative basis, the Fund’s performance closely tracked that of the S&P 500® Index. Effective stock selection in the financials, consumer discretionary, industrials, health care and consumer staples sector helped the Fund’s performance most. Detracting modestly from relative results were the Fund’s underweighted positions in the two top-performing sectors in the S&P 500® Index, namely energy and utilities. An underweighted allocation to financials also hurt the Fund’s relative returns somewhat. We maintained the Fund’s lower-than-market exposure to energy, but did increase its allocation when fuel prices dropped off their highs after the speculation regarding a structural supply-demand imbalance in the aftermath of the hurricanes abated. Energy stocks generally declined, and we took the opportunity to add to the Fund’s position on sector weakness. The utilities sector benefited from still-low interest rates.

Would you give us more specific examples?

The best performers in the Fund during the semi-annual period included financial asset manager and services provider Legg Mason, financial ratings agency Moody’s and investment bank Lehman Brothers. The worst performers in the portfolio during the six months included pharmaceutical companies Pfizer and Abbott Laboratories and information technology company Dell Computer.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

v

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

We managed the Fund on a bottom-up basis, and based on our long-term investment approach, we maintained a low portfolio turnover rate, making select changes adhering to our strict buy and sell criteria. In total, we added ten stocks to the Fund’s portfolio and exited nine others. In buying stocks, we examined potential equity returns, with a focus on the long-term economics and future earnings potential of a business. For example, we initiated new Fund positions in Genworth Financial, Willis Group Holdings, National City, Nike, Yahoo!, Starbucks, ConocoPhillips, Allstate, Freddie Mac and Exelon. We trimmed or sold a stock to manage portfolio risk, if there was a deterioration in a company’s fundamentals or because we felt its valuation fully reflected the economics of its business. We eliminated the Fund’s holdings in Jefferson Pilot, Berkshire Hathaway, MBNA, Coca-Cola, Harley-Davidson, Amazon, Gannett, Xcel Energy and J.P. Morgan Chase.

The theme underlying these trades was to be proactive in addressing the potential pressures facing the U.S. and global economies stemming from higher oil and gas prices. The new additions to the Fund’s portfolio should, in our view, perform better than the market overall given their superior brand name recognition, attractive valuations relative to their intrinsic values and excellent market share and competitive positioning. Conversely, the stocks we sold out of the Fund’s portfolio were, we believed, trading near fair value with limited upside and were facing operational challenges due to macroeconomic conditions.

What strategies do you intend to pursue over the coming months?

Going forward, we intend to adhere to our disciplined investment process. Generally, above-average profits over time are delivered in companies operating in a niche area or having sustainable competitive advantage. While we maintain our long-term perspective, we also believe that individual stock picking will be key to performance in the coming months. This should play well to our strength as bottom-up investors. Looking at the economics and merits of individual companies, we will continue to seek high quality and improving companies, at reasonable prices, with business models we expect to deliver consistent above-average profits. Whatever the markets or economy may bring, we remain committed to our rigorous portfolio strategy and our consistent implementation of risk management and valuation principles.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Portfolio Highlights
On November 30, 2005, the Fund had net assets invested in a diversified portfolio of:
Financials	21.7%
Energy	12.1%
Consumer Staples	12.0%
Industrials	10.2%
Information Technology	9.3%
Health Care	7.3%
Consumer Discretionary	5.3%
Telecommunication	5.3%
Utility	4.9%
Materials	4.3%
Other	3.9%
Cash	3.7%
100.0%

Effective December 1, 2005, Daniel Lysik and Team take over the management of the Fund from George S. Michaels. This change does not affect the objective or principal investment strategies of the Fund.

An interview with Daniel Lysik and Team

Mercantile Capital Advisors, Inc.

Portfolio Managers

What factors most significantly affected Fund performance during the semi-annual period?

The Fund underperformed both the S&P 500® Index and the Russell 1000® Value Index for the semi-annual period ended November 30, 2005. The Fund’s investment in large-capitalization stocks with an emphasis on companies that have a well above-average dividend yield and below-average price/earnings ratio detracted from its return relative to both indices, as mid- to small-cap stocks outperformed their larger-cap counterparts. For the semi-annual period, the Fund’s sector allocation proved more beneficial to returns than stock selection.

Compared to the Russell 1000® Value Index, the Fund’s overweighted positions in information technology, industrials and energy and an underweighted position in financials were positive contributors to the Fund’s performance. On the other hand, overweighted positions in consumer staples and health care and underweighted positions in consumer discretionary, utilities and telecommunications services detracted from relative results. Stock selection was effective in the energy, industrials and consumer discretionary sectors, but this was more than offset by poor stock selection in the financials, information technology and health care sectors.

Would you give us more specific examples?

For the semi-annual period, many of the Fund’s most significant positive contributors were in the energy and financials sectors. Energy stocks benefited from persistently high oil prices. Financials, especially real estate investment trusts, benefited in part from a sharp increase in valuations for the underlying assets driven by still historically low interest rates. Strong contributors to the Fund in these sectors included Halliburton, Schlumberger, BP Plc, Archstone-Smith Trust, Simon Property Group, Lincoln National, T. Rowe Price Group and MBNA. Other strong contributors to the Fund for the six months included Caterpillar and Emerson Electric in industrials.

The financials sector also produced some of the worst performing holdings for the Fund during the semi-annual period, including Montpelier Re Holdings and National City. Other holdings that detracted from the Fund’s relative six-month performance came from a variety of sectors. In the consumer discretionary sector, Comcast and Harley-Davidson disappointed. In consumer staples, food company Conagra disappointed. In health care, the pharmaceutical companies performed most poorly, including Pfizer, Abbott Laboratories and Eli Lilly. Utility company Keyspan and telecommunications company Vodafone hurt the Fund’s relative results as well.

What strategies do you intend to pursue over the coming months?

As we move forward, we intend to enhance the Fund’s focus on a risk-averse approach to equity investing, seeking quality companies trading at a material discount to their intrinsic value. In so doing, we will attempt to maintain a long-term value-oriented perspective by taking advantage of short-term dislocations in the marketplace, whether these dislocations are driven by uncertainty, controversy or negative investor sentiment or psychology regarding an individual company or an industry. Our new management team will do an extensive amount of analysis on whatever the short-term market concern is in an effort to make sure that each investment has a significant “margin of safety.” We define “margin of safety” as the company’s current share price already

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

EQUITY INCOME FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

reflecting a sizable amount of the current concern and therefore the stock offering reasonable downside protection and a more favorable longer-term return profile.

In seeking quality companies, we intend to broaden our selection criteria. These criteria may include one or more of the following:

•	strong balance sheets

•	low price/earnings ratio, both on an absolute basis and compared to its industry peers

•	strong dividend yield, both on a historically absolute basis and compared to its industry peers

•	free cash flow or operating cash flow yield in excess of the market and/or relative to its peers

•	the sum of the company’s parts being in excess of its current share price

•	current share price at a discount to its intrinsic value or private market value

•	current valuation discounting longer-term growth that is significantly less than reasonable projections or most recent history.

Using these criteria and more, value opportunities may be evaluated across all economic sectors, providing the Fund the ability to potentially benefit from dislocations in non-traditional value sectors, such as information technology, as well as the more traditional value sectors, such as utilities and financials. Equally important, we will attempt to provide a second level of “margin of safety” based on our portfolio construction. As part of this process, our sell criteria will include a security approaching fair valuation or finding a better reward/risk opportunity elsewhere.

For the near term, it is likely that the portfolio’s overall price/earnings ratio will decrease and its overall long-term growth rate may increase. We intend to look to reduce the Fund’s holdings in cyclical companies that are approaching fair valuation levels and seeing profit margins approaching historically peak levels, especially in the industrials and materials sectors and in select financials. While these areas’ overall growth scenarios continue to be positive, we are concerned that higher interest rates, which are widely anticipated, will, at some point, slow their rate of growth. Maintaining the Fund’s bottom-up security selection approach, we are currently seeing potentially attractive investment opportunities within the technology, health care, consumer discretionary and financials sectors.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Portfolio Highlights
On November 30, 2005, the Fund had net assets invested in a diversified portfolio of:
Information Technology	27.1%
Consumer Discretionary	19.3%
Health Care	17.7%
Industrials	10.6%
Consumer Staples	9.4%
Financials	8.5%
Energy	3.9%
Telecommunication	1.4%
Cash	1.2%
Materials	0.9%
100.0%

An interview with Kevin A. McCreadie, Kevin C. Laake and Team

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

The Fund generally seeks to invest in companies with above average earnings growth prospects that are trading at a reasonable price. Often these companies will have demonstrated consistent growth or a sustainable competitive advantage in their industry. Stock selection is driven by our bottom-up fundamental approach to company analysis, and sector allocations tend to be a result of our stock selection with the overall intention of not deviating significantly from our benchmark index.

Although large-cap growth-oriented stocks rallied, the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the six months ended November 30, 2005, due primarily to stock selection. Sector allocation actually contributed modestly to relative results. While the Fund does not seek major sector themes, overweighted positions in telecommunications and financials and an underweighted position in consumer staples contributed positively to relative results. These positives were partially offset by an overweighted allocation to consumer discretionary. Telecommunications stocks performed well due to ongoing merger and acquisition activity. Financials stocks benefited from attractive industry fundamentals, particularly in the non-life insurance and real estate industries, despite rising interest rates. Consumer staples stocks were impacted by the higher costs of energy. Consumer discretionary stocks were held in check by investors’ concerns that the combination of high gasoline prices, rising interest rates and a possible housing bubble would curtail consumer spending.

Would you give us more specific examples?

On an individual stock basis, positive contributors to the Fund’s relative performance for the semi-annual period included financial company Legg Mason, biotechnology company Cephalon, and high-end retailer Tiffany. Legg Mason saw its share price climb after the company announced an asset swap with Citigroup, through which Legg Mason is acquiring all of Citigroup’s asset management business in exchange for 1,400 of its brokers. Benefits of the deal include increased distribution for the Legg Mason mutual funds, and the market applauded. Cephalon’s outperformance was driven primarily by its new partnership with Johnson & Johnson for its upcoming ADHD (attention-deficit hyperactivity disorder) drug named Sparlon. Tiffany’s stock benefited from better-than-expected U.S. jewelry sales and improving sales in Japan.

Detractors from the Fund’s relative performance included pharmaceutical giant Pfizer. Pfizer’s underperformance was driven by its management’s decision to lower its 2006 and 2007 earnings guidance following an industry-wide slowdown in third-quarter pharmaceutical sales. Concerns surrounding an upcoming U.S. court decision on a patent challenge to its cholesterol drug Lipitor also weighed on the stock. Still, Pfizer remains a dominant player in the health care industry, and we believe its recent stock price reflects a bear case scenario with shares trading at a significant discount to the market. Fund holding Dell Computer also lagged the market, due primarily to pricing concerns driving weaker-than-expected quarterly results. While the computer industry faces commoditization issues, we continue to view Dell as an attractive investment, with double-digit top-line growth and earnings-per-share growth. Lexmark, a leading printer company, underperformed due to lower-than-expected second-half results. We decided to eliminate Lexmark from the Fund’s portfolio based on concerns about further erosion of the Lexmark brand given its increasing reliance on Dell. Also, Lexmark’s weaker product portfolio relative to its peers combined with lower industry pricing has led to declining market share for the company.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Based on our stock selection criteria described above, we established new Fund positions in Starbucks, Nike, Yahoo! and Schlumberger during the semi-annual period. We also added Precision Castparts, a leading supplier to the aerospace industry, and Adobe Systems, whose Acrobat and Creative Suites software are dominant in their industry segments. We tend to sell stocks from the portfolio due to valuations or deteriorating fundamentals, which we anticipate will lead to slower-than-expected earnings growth rates over the long term. Thus, over the six-month period, we eliminated the Fund’s positions in Anheuser Busch, Harley-Davidson, Wal-Mart Stores, Illinois Tool Works and Viacom based on disappointing growth prospects. We sold out of information technology firms SAP and Automatic Data Processing due to valuation, as both stocks were trading at above-average price-to-earnings growth multiples.

At the end of the period, the Fund held overweighted positions relative to the Russell 1000® Growth Index in consumer discretionary and technology and underweighted positions in consumer staples and health care.

What strategies do you intend to pursue over the coming months?

As we move into 2006, we believe large-cap growth stocks should continue to outperform given what is expected to be a decelerating economic growth environment. Valuations remain attractive, with growth stocks trading near price-to-earnings ratios of value stocks despite higher earnings-per-share growth rates. At the same time, we expect that earnings growth may be driven by increased enterprise spending going forward. While the consumer is expected to continue to support economic growth next year, business spending is seen by many to be the economy’s main driver ahead, as companies with robust balance sheets will likely look to invest in productivity tools in order to sustain current growth rates. We intend to maintain our focus on high quality large-cap companies that possess a sustainable competitive advantage and above average earnings growth over the long term.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

x

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Portfolio Highlights
On November 30, 2005, the Fund had net assets invested in a diversified portfolio of:
Consumer Discretionary	22.6%
Financial Services	16.8%
Technology	14.4%
Health Care	12.2%
Materials & Processing	7.5%
U.S. Government Bonds	7.4%
Energy	6.3%
Producer Durables	5.3%
Autos & Transportation	4.8%
Utilities	2.0%
Consumer Staples	1.1%
Other	-0.4%
100.0%

An interview with Marshall Bassett, Christopher S. Beck and Teams

Delaware Management Company

Portfolio Managers

How did you manage the Fund during the semi-annual period?

M. Bassett: The Fund uses a blended investment strategy that utilizes both a growth and value investment style, and each is managed by a separate team of managers and analysts. My team and I manage the growth-oriented portion of the portfolio. We use a bottom-up process that seeks to identify small companies with high expected growth and revenues that are believed to be leaders, or are expected to become leaders, in their respective market niches. Research is conducted and investment decisions are made by teams of sector specialists focusing on the core growth sectors: business and financial services, consumer and retail, health care, industrials, energy and technology.

During the semi-annual period, the equity markets shrugged off the effects of rising interest rates and energy prices and the worst natural disasters in U.S. history to finish strongly ahead. Small-capitalization stocks, as measured by the Russell 2000® Index, and mid-cap stocks, as measured by the Russell Midcap® Index, led the way with double-digit returns, and across all capitalizations, growth stocks outperformed value stocks. Within the Russell 2000® Growth Index, several sectors were up over 10% for the six months ended November 30, 2005, but these returns paled in comparison to that of the energy sector, which jumped 42%, despite retreating in the early part of the fourth calendar quarter. Consumer-related stocks finished slightly positive, held in check by investors’ concerns that the confluence of high fuel costs, rising interest rates and potentially lower housing prices would curtail consumer spending.

Our portion of the Fund fully participated in the market rally, outperforming both the broad Russell 2000® Index and the Russell 2000® Growth Index for the semi-annual period. Our outperformance was driven primarily by effective overall stock selection, particularly in the health care, technology and consumer non-durables sectors. Perhaps the most encouraging aspect of the performance was that the areas about which we had expressed concerns early in the calendar year then turned in our favor during the semi-annual period. For example, health care rebounded strongly from the severely negative sentiment of the first quarter of 2005. Because we stuck to our convictions when the sector was struggling, the portfolio benefited significantly during this time frame.

Detracting from performance was sector allocation, primarily our portion of the Fund’s underweighted position in energy and its overweighted exposure to the consumer-related sectors. Both of these positions were especially vulnerable in the aftermath of Hurricanes Katrina and Rita, when gas prices shot to $3.50 per gallon and investors feared consumers would dramatically rein in their spending. Even prior to the storms, however, we had shared the markets’ concerns about the adverse impact of rising interest rates and energy prices on consumer spending and had been reducing our portion of the Fund’s exposure to the low-end consumer. At the same time, we believed that the market overreacted in September. We chose to maintain our portion of the Fund’s holdings in the highest quality consumer names and not chase the energy sector. Our stance was substantiated in the last two months of the period, when consumer stocks posted the strongest returns in the Russell 2000® Growth Index and energy the worst.

C. Beck: In managing the value investment style of the Fund’s blended investment strategy, we seek to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. We focus on free cash flow in our individual stock selection, seeking companies that we believe have a sustainable ability to buy back shares, lower debt and/or increase or initiate dividends. Though small-cap growth stocks

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

outperformed, the six months ended November 30, 2005 were still strong for small-cap value equities. Within the Russell 2000® Value Index, several sectors had total returns in excess of 10% for the semi-annual period, with transportation leading the way with an 18% return. Other areas with strong returns were capital spending, energy, business services and technology. The weakest segments of the Index included those more dependent on consumer spending, including consumer cyclicals, consumer services and some of the more defensive areas, such as consumer staples.

Our portion of the portfolio outperformed the Russell 2000® Value Index for the semi-annual period and only modestly trailed the broad Russell 2000® Index. From a sector perspective, basic industries, energy, business services, consumer services, financial services, technology and real estate investment trusts (REITs) provided strong relative performance. Positioning in utilities and health care detracted.

Would you give us more specific examples?

M. Bassett: Consistent with our approach of finding strong growth companies across a broad array of sectors, the top ten performers in our portion of the portfolio over the semi-annual period came from six different sectors. Conceptus led the way on an absolute basis with a return of 190%, as the firm’s permanent contraception product gained wider-spread support from health insurers, and the company exceeded earnings expectations. Amylin Pharmaceuticals was the top contributor to relative performance, returning 134%, largely in response to positive results regarding its diabetes drug. Among technology stocks, global positioning system (GPS) chip manufacturer SiRF Technology Holdings appreciated 96%, as investors welcomed its acquisition of Motorola’s GPS chipset line and Garmin’s announcement that it would utilize SiRF’s architecture in some of its GPS-related products. Hibbett Sporting Goods was the top contributing consumer stock, rebounding notably from the market’s overreaction to the Gulf Coast hurricanes.

TRM Corp., which places copiers and automatic teller machines (ATMs) in stores, was one of the worst performers in our portion of the Fund, with its share price falling dramatically after reporting weak copier sales and higher ATM expenses. We sold the stock. Other disappointments included Immucor, which has been a strong longer-term performer in the Fund. During the semi-annual period, however, an accounting error and change of chief financial officer spooked investors, driving the stock down. We consider Immucor’s blood diagnostic products to still be best-in-class and its management errors to be overblown. Thus, we continued to hold the stock.

C. Beck: Several equities in our portion of the portfolio had outstanding six-month performance. Arch Coal, a producer of coal primarily in the Powder River Basin of Wyoming, saw its share price soar as the selling price of Powder River Basin coal continued to increase at a significant rate. Another strong performer was The Brinks Company, a provider of home security and commercial security systems. Brinks’ shares rose upon the announcement of the company’s sale of its airfreight division for over $1 billion, enabling the company to fund all of its liabilities and repurchase significant amounts of stocks. Of course, there were also disappointments. Pier 1 Imports turned in poor performance, as its sales trends generally remained weak through October. Another poor performer for our portion of the Fund was International Rectifier, as the company has been experiencing increased competition in its commodity business.

During the semi-annual period, we maintained our portion of the Fund’s long-standing emphasis on economically-sensitive sectors, although we did reduce the portfolio’s weightings in several of these areas, such as basic industries. We gradually shifted our focus toward those sectors that are less dependent on strong economic growth. In so doing, we increased exposure to health care and technology. U.S. economic growth remained in the 4% annual rate range, but the Federal Reserve Board has, to date, increased the targeted federal funds rate at 12 consecutive meetings, indicating that it has become somewhat more concerned about the view ahead for inflation. What has continued to be impressive about the equity markets, in our opinion, is that they have been performing well even in the face of high energy prices and increasing commodity prices.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

What strategies do you intend to pursue over the coming months?

M. Bassett: Even though our belief that the market overreacted in September was confirmed in the last months of the semi-annual period, we still harbor some concerns about the negative effects of higher energy prices and interest rates on consumers. With this in mind, we continue to monitor our portion of the Fund’s exposure to changes in consumer spending, while maintaining its holdings in the highest quality consumer names that we believe should still be able to generate solid results. We have already begun to further reduce the portfolio’s exposure to financial stocks, reallocating most of those assets to technology. At the end of November, our portion of the Fund had a slightly overweighted position in technology and health care, as we look for both sentiment and fundamentals to continue to improve in these areas. We remained underweighted in energy. Rather than chasing the market, we intend to continue our strategy of taking advantage of any periods of weakness to build positions in select energy-related companies that dominate niche markets, where fundamentals should remain favorable, barring any extraordinary decrease in overall demand. As always, in all sectors, we intend to remain committed to finding and holding those companies with solid competitive advantages that we believe should be able to deliver strong earnings and revenue growth going forward.

C. Beck: Over the coming months, we expect that our portion of the portfolio’s weighting in technology may increase further. We also expect our weightings in economically-sensitive areas, such as basic industries, to decline further over the next couple of quarters. As always, we intend to maintain a focus on companies with the ability to generate sustainable and consistent free cash flow.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Portfolio Highlights
On November 30, 2005, the Fund had net assets invested in these top 10 countries:
United Kingdom	23.4%
Japan	16.4%
France	10.2%
Switzerland	9.9%
Netherlands	7.3%
Germany	7.1%
Italy	3.1%
Austria	2.3%
Sweden	1.9%
Spain	1.7%
83.3%

An interview with: Dominic Caldecott and Team,

Morgan Stanley Investment Management Limited

Richard Pell, Rudolph-Riad Younes and Team,

Julius Baer Investment Management LLC

Portfolio Managers

How did you manage your portion of the Fund during the semi-annual period?

Morgan Stanley: We consistently applied our disciplined, bottom-up, value-driven approach. Our strategy is to seek high quality businesses that we believe offer attractive investment opportunities at a substantial discount to their long-term “fair” value. Our approach is stock specific and predominantly qualitative, concentrating on rigorous fundamental analysis. The resulting country and sector weights are a by-product of the bottom-up stock selection process.

Our portion of the Fund underperformed its benchmark index on a relative basis for the six months ended November 30, 2005. A significantly overweighted position in the worst-performing sector — telecommunications — and an underweighted exposure to the most extreme market movers in Japan — notably, steel, capital goods and bank stocks — detracted most from our portion of the Fund’s relative results. Stock selection in consumer discretionary (along with an underweighted allocation to the strongly-performing auto industry) and information technology further hurt relative performance. From a broader perspective, investors favored what are known as “high beta” sectors, or those sectors with a higher volatility than the equity market overall, during the period. Thus, our preference for low beta sectors detracted from relative performance as well. Conversely, our portion of the Fund’s underweighted exposure to financials and strong stock selection in utilities were positive contributors to relative results.

Julius Baer: We believe a diversified core portfolio driven by dynamic sector and company fundamental analysis is key to delivering consistently superior risk-adjusted long-term performance in the international equity markets. We use a multi-cap approach, with a bias toward larger-capitalization companies. We focus on the developed markets, employing an opportunistic approach to the emerging equities markets.

For the six months ended November 30, 2005, our portion of the Fund modestly outperformed the MSCI All-Country World Free ex-U.S. Index. From a country perspective, overweighted positions in Russian and Turkish companies proved beneficial to the Fund’s relative performance. Russia, a major oil and gas exporter, benefited from the strong energy market. Shares of Sberbank RF, JSC MMC, Norilsk Nickel, Gazprom and Lukoil Holding ADR were particularly strong performers. In Turkey, European Union membership negotiations created positive momentum for its local equity market. Within this market, shares of Akbank T.A.S., Turkiye Is Bankasi A.S., Haci Omer Sabanci Holding A.S. and Turkiye Garanti Bankasi A.S. were positive contributors to the Fund’s relative results. Our portion of the Fund’s underweighted position in the United Kingdom also benefited relative results, although our stock selection in this market detracted. Shares of Vodafone Group PLC were the biggest disappointment in the U.K. market. Further detracting from results was our portion of the Fund’s underweighted allocations to Brazil and Japan.

Would you give us more specific examples?

Morgan Stanley: The best performers in our portion of the Fund during the period were Switzerland’s Nestle, France’s Total Fina Elf and the U.K.’s British Petroleum. Despite underperformance from the consumer staples sector as a whole, Nestle performed well on the basis of its brand strength and improvement in its operating performance and revenue exposure in various markets. Both Total Fina Elf and British Petroleum benefited from strong performance in the broad energy sector, as sustained high energy prices and a favorable supply/demand

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

balance improved earnings and price momentum. In contrast, the worst performers in our portion of the Fund during the period were France Telecom, Vodafone Group and Telecom Italia. France Telecom was the largest position in our portion of the Fund, and thus performance was impacted when its share price fell upon a surprise cut in the company’s revenue growth guidance. Vodafone experienced deterioration in its Japanese operations and revealed increased cash tax payments. Telecom Italia suffered from competitive pricing pressures, regulatory intervention and severe reductions in termination fees as well as from weak GDP growth in Italy affecting the demand for telecommunications services.

Over the period, we reduced positions in some of the Fund’s Japanese pharmaceuticals and financials, taking profits. We also sold a few telecommunications holdings on strength. We added one Japanese bank and increased the Fund’s position in France Telecom, each for valuation reasons. We also added to some of the Fund’s energy holdings, as we felt there was still strong potential for supply disruptions and project delays that would support the price of oil in the medium term.

As of November 30, our portion of the Fund maintained overweighted positions relative to the Index in consumer staples, telecommunications services and utilities and underweighted positions relative to the Index in consumer discretionary, financials, health care, industrials and information technology. Our portion of the Fund had relatively neutral exposure versus the Index in energy and materials. We also had a 4.68% position in cash.

Julius Baer: From a sector perspective, our portion of the Fund’s overweighted position and stock selection in energy contributed positively to relative results. In addition to those previously-mentioned energy companies held in the emerging markets, Austria’s OMV and Ireland’s Dragon Oil were particularly strong performers. An underweighted exposure to and stock selection in information technology proved beneficial as well. Japanese financials were also positive contributors to our portion of the Fund’s performance, including Mitsubishi UFJ Financial Group Inc., Sumitomo Mitsui Financial Group Inc. and Mizuho Financial Group Inc.

Of course, there were disappointments as well. Our portion of the Fund was hurt by an underweighted position in Japanese industrials, which performed well over the six-month period. Also within industrials, shares of Australia’s Macquarie Airports posted negative returns. Stock selection within the consumer staples sector further detracted from results. In particular, shares of U.K. alcoholic beverages company Diageo disappointed. Within materials, one of the top-performing sectors over the period, stock selection detracted from relative results. Shares of France’s LaFarge and Switzerland’s Holcim, the world’s top cement producers, underperformed. Our portion of the Fund’s slightly overweighted exposure to and stock selection in health care also detracted from relative returns. Shares of the U.K.’s GlaxoSmithKline PLC and Smith & Nephew PLC and France’s Sanofi-Aventis lagged. The Fund’s allocation to cash equivalents amid a rising equity environment hurt as well.

What strategies do you intend to pursue over the coming months?

Morgan Stanley: As long as the “Goldilocks” scenario of economic growth remains intact (i.e. not too hot, not too cold), consumers remain seemingly impervious to high energy prices, and investors are rewarded for taking risk with impunity, our portion of the Fund will likely continue to struggle. If, on the other hand, there is any return to historically normal levels of risk aversion, whether it be caused by an inflationary scare or a disruption to economic growth, then we believe our portion of the Fund is well positioned to gain ground.

We intend to maintain our portion of the Fund’s overweighted exposure to the telecommunications sector. While the sector was deeply out of favor over the period, we affirm our view that telecommunications stocks as a whole are mis-priced on both an absolute and relative basis and that this sector continues to offer a compelling risk/reward trade-off.

As for Japan, having been buyers of Japanese stocks in the early part of 2003, we are now selling into strength, particularly non-life insurers and real estate financials. In our view, valuations appear stretched currently for all

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

but a handful of technology stocks and domestic demand plays. We are not persuaded by arguments that the recent strength in the Japanese market is the beginning of a new secular bull market for Japanese equities. Rather, we believe the Japanese market is running well ahead of its fundamentals and is mistaking a cyclical recovery driven by strong export performance and a capital replacement cycle for a more profound secular change in economic fortunes. Thus, our portion of the Fund has moved to an underweighted exposure to Japan compared to the Index.

Julius Baer: Over the coming months, we expect to generally maintain our portion of the Fund’s current industry focus. In continental Europe, we remain guided by three major themes. First, we see opportunity in consolidation across the Italian banking sector. Second, our distaste for the heavily-indebted Anglo-Saxon consumer leads us to favor the more frugal consumers of Scandinavia, where debt-to-income ratios are far more attractive, especially for Nordic banks, which have more opportunity for growth and less susceptibility to bad credits in a slowing economy. Third, we continue to like infrastructure-related companies, including airport and seaport operators, who stand to gain from the physical movement of people and goods as the global economy grows.

Within the emerging markets, where our approach is based on top-down factors, we remain excited about the prospects for central and eastern Europe. We believe the region possesses risks similar to those of more developed markets, but with potential for the rewards and growth of emerging equities. Strong gains over the past few years have left these markets pricier than in the past, but strong economic growth has continued to deliver solid profit performance. While somewhat more risky, Russia may ultimately be even more profitable. The immaturity of the Russian market, along with a government that has not always been investor-friendly, has created interesting valuation opportunities in this country. Its energy sector, in particular, looks attractive when compared to Western competitors. Like central Europe, an under-penetrated consumer sector allows for growth opportunities in Russia.

Finally, one can not properly review the state of the globe today without commenting briefly on the two giants of the emerging world, China and India. Economic growth continues apace in both countries and in a complementary fashion. India has done a better job growing its service-oriented industries, while China has become the world’s factory. Direct investment in these countries might seem a simple decision given their rapid growth rates, but this is not the case. In China, the quality of listed companies, their transparency and their valuation has left us to largely skirt the market. India, on the other hand, may eventually be the more interesting destination, and we continue to evaluate opportunities as they arise.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Portfolio Highlights
On November 30, 2005, the Fund had net assets invested in a portfolio of Real Estate Investment Trusts of:
Retail	28.9%
Office Properties	16.7%
Apartments	15.7%
Hotel	10.5%
Warehouse/Industrial	6.2%
Diversified	5.5%
Other	5.2%
Storage	4.8%
Health Care	3.2%
Mortgage	2.0%
Cash	1.3%
100.0%

An interview with David Ferguson and Team

Mercantile Capital Advisors, Inc.

Portfolio Managers

How did you manage the Fund during the semi-annual period?

Our objective is to provide current income and long-term capital growth through investments in a diversified portfolio of real estate companies, primarily Real Estate Investment Trusts (REITs). We seek to minimize issue-specific risk by limiting the maximum investment in any one security to 6% of net assets and by generally holding between 45 and 60 names. We also seek to diversify the portfolio by sector and by geography. Our long-standing security selection strategy is to look for companies with experienced management teams, a history of superior performance and a well-defined business plan. We are particularly interested in finding companies with the potential for strong earnings growth and the ability to grow their dividends at an above-average rate. Although the Fund may invest in companies of any market capitalization or type of REIT, we typically favor mid-cap stocks.

REITs posted solid results over the six months ended November 30, 2005. Indeed, the NAREIT Equity REIT Index (the Index) produced a total return of 10.96% for the semi-annual period. Still, performance was rather volatile. For example, the Index rallied more than 12% from the end of May to the beginning of August, even though fixed-income yields, as measured by the 10-year U.S. Treasury, notably rose over that time period. After its August 2nd peak, the Index reversed course and fell over 12% until it bottomed in the second week of October. From its October low, the Index again advanced nearly 11% to close the period just a few percentage points below its high for the calendar year 2005 to date. Why the volatility? On the one hand, REITs are widely viewed as an attractive income alternative, and as such, the REIT sector was negatively impacted by the fact that the yield on the 10-year Treasury rose 51 basis points (a basis point is 1/100th of one percentage point) during the six months overall. Also, the Federal Reserve Board increased the targeted federal funds rate four times in 25 basis point increments during the six months. On the other hand, REITs were supported by ongoing improvement in real estate fundamentals and valuations. Another driver of positive share performance in REITs was several large public-to-private deals, wherein investors purchased REITs at a premium price and then took them private to gain control of a sizable portfolio of real estate.

The Fund underperformed its benchmark, the NAREIT Equity REIT Index, for the six months ended November 30, 2005 primarily due to two poorly-performing holdings. The two companies — Hilton Hotels and St. Joe Company — are not components of the Index, and thus detracted from the Fund’s relative results. Hilton Hotels saw its share price decline due to negative reaction to its plan to acquire Hilton International. We continued to hold the stock, however, as we view the potential Hilton deal as a positive, and we continue to like the fundamentals in the hotel business generally. St. Joe Company, the largest landowner and developer in the Florida panhandle, experienced a significant fall in its share price based primarily on concerns about the impact of the severe hurricane season on development in the state. We continue to see the company as an attractive long-term value investment based on its low-cost land portfolio and its dominance in the regional market.

Would you give us more specific examples?

Also hurting relative performance was the fact that the Fund did not own Shurgard Storage Centers, which performed exceptionally well during the six-month period following a takeover bid by a competitor.

While the Fund had an underweighted position in the strongly-performing office property sub-sector, which detracted somewhat, this was more than offset by the Fund’s concentration in some of the better-performing

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

names within the sub-sector. The Fund particularly benefited from securities that provided exposure to the New York, Washington, D.C. and Southern California office markets. For example, the Fund benefited significantly from its sizable position in Corporate Office Properties Trust. Other solid performers that contributed positively to the Fund’s relative returns included office REITs Alexandria Real Estate Equities and SL Green Realty.

As interest rates moved higher during the semi-annual period, we sought to shield the Fund from some interest rate-related risk. We trimmed or eliminated some of the purely yield-focused holdings in the portfolio and redeployed assets into companies with what we believed to be higher growth potential. In so doing, we modestly increased the Fund’s exposure to the office/industrial, retail, residential, hotel and self-storage sub-sectors. The mall-based retail and hotel sub-sectors were particularly hard-hit after the late summer/early autumn hurricanes, when high energy prices led investors to worry about consumer-oriented stocks. However, we believed these two areas had both strong fundamentals and relatively attractive valuations, and so we added to those sub-sectors on weakness during the period. We also established new Fund positions in Biomed Realty, a small, rapidly-growing specialty office REIT; GMH Communities, a REIT in the niche student and government housing market; and Arden Realty, a focused Southern California office REIT.

We modestly decreased the Fund’s allocations to the health care, specialty, diversified and mortgage-sub-sectors. We also eliminated the Fund’s positions in Capital Automotive Real Estate Investment Trust and office REIT Prentiss Properties Trust, taking profits, as each of these companies was acquired. We sold the Fund’s positions in several other holdings because of their focus on yield and their below-average growth potential. These names included warehouse/industrial REIT Centerpoint Properties; diversified REIT Duke-Weeks Realty; health care REIT Health Care Property Investors; apartment REIT Home Properties of New York; and hotel REIT Hospitality Properties Trust. In all, these changes resulted in the total number of holdings in the Fund’s portfolio being reduced from 53 to 49 over the semi-annual period.

What strategies do you intend to pursue over the coming months?

In our view, REITs remain an attractive income alternative, although cash flows into the sector have recently begun to slow, as the yield spread of REITs over 10-year Treasuries has compressed. The rise in REIT share prices over the six-month period and the increase in 10-year Treasury yields reduced the yield spread between the two asset classes to approximately seven basis points at the end of November compared to the historically “normal” spread of approximately 110 basis points. While we expect REITs to continue to hold up well if expectations for long-term Treasury rate increases remain moderate and private real estate valuations remain strong, we also feel that the current valuation risk of REITs has increased due to the low yield spread. We would not be surprised to see another modest correction in the REIT market over the next few months.

Given this view, we do not anticipate making any significant changes in our strategy over the near term. That said, we do look upon the Fund’s currently overweighted position in lodging REITs as an opportunistic investment, and thus we would consider reducing this allocation if the lodging companies were to rally significantly. We plan to continue to pursue a strategy of diversifying by property type, geography and company with an emphasis on stable or improving fundamentals.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

LOW DURATION BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Portfolio Highlights
On November 30, 2005, the Low Duration Bond Fund had net assets invested in a diversified portfolio of:
Agency Obligations	33.8%
Domestic Corporate Bonds	33.3%
U.S. Treasury Obligations	24.8%
Foreign Bonds	4.8%
Cash	2.8%
Other	0.5%
100.0%
Portfolio Highlights
On November 30, 2005, the Limited Maturity Bond Fund had net assets invested in a diversified portfolio of:
Domestic Corporate Bonds	44.0%
Agency Obligations	33.7%
U.S. Treasury Obligations	17.0%
Foreign Bonds	3.9%
Cash	0.7%
Asset Backed Securities	0.1%
Other	0.6%
100.0%
Portfolio Highlights
On November 30, 2005, the Total Return Bond Fund had net assets invested in a diversified portfolio of:
Agency Obligations	53.1%
Domestic Corporate Bonds	26.6%
U.S. Treasury Obligations	13.9%
Foreign Bonds	4.3%
Cash	0.6%
Other	0.5%
Asset Backed Securities	1.0%
100.0%

An interview with Brian Gevry, David Dirk, Deborah Winch and Team, Boyd Watterson Asset Management, LLC

Portfolio Managers

What factors affected the taxable bond markets during the semi-annual period?

The semi-annual period saw U.S. Treasury yields rise across the yield curve. The Federal Reserve Board (the Fed) raised interest rates four more times during the semi-annual period, bringing the targeted federal funds rate to 4.00% by the end of November. These rate increases contributed to the ongoing flattening of the yield curve, meaning short-term interest rates rose more than long-term rates. The two-year Treasury closed the period with a 4.41% yield, and the ten-year Treasury with a 4.49% yield. The spread in yields between two- and ten-year Treasuries shrank from 0.41% at the end of May to 0.08% at the end of November. The Fed noted the possibility of an inverted yield curve, but said it was unlikely to indicate a recession. In its November statement, the Fed also voiced inflation concerns from energy price pressures and signaled more rate hikes to come. We anticipate three more rate increases by the Fed of 0.25% each, for a targeted federal funds rate of 4.75% by March 31, 2006.

Given this rate backdrop, the taxable bond markets experienced modestly negative returns for the semi-annual period. However, shorter-maturity securities protected capital better than longer maturities, as rates rose across the yield curve. Generally speaking, the shorter the bond’s maturity, the better the overall total return was during the six-month period.

Also, spread, or non-Treasury, fixed income sectors were the place to be during the period, as they outperformed U.S. Treasuries overall. Global high-yield corporate bonds were the best-performing spread sector, followed by mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. Investment-grade corporate bonds and agencies outperformed U.S. Treasuries for the period as well.

How did you manage the taxable bond funds during the semi-annual period?

Our fixed income investment approach focuses primarily on moderate duration shifts to increase yield or protect principal in anticipation of interest rate movements. Additional opportunities for return may be generated by sector allocation, yield curve positioning, security selection and credit research.

Low Duration Bond Fund’s investment objective is to seek maximum current income without undue risk to principal. The Fund generally maintains a weighted average duration of three years or less. Limited Maturity Bond Fund’s goal is to seek as high a level of current income as is consistent with protection of capital. The Fund seeks to maintain an average weighted maturity of between one and five years. Total Return Bond Fund’s goal is to seek as high a level of income as is consistent with relative protection of capital. Subject to this objective, the

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

LOW DURATION BOND FUND

LIMITED MATURITY BOND FUND

TOTAL RETURN BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

total rate of return is considered in managing the Fund. The Fund generally maintains an average weighted maturity of between four and 15 years.

We kept each of the taxable bond funds defensively positioned during the semi-annual period, with durations short relative to their respective benchmark indices in anticipation of rising interest rates. This defensive positioning helped the relative performance of each of the three Funds during the six months.

Low Duration Bond Fund and Limited Maturity Bond Fund slightly underperformed their respective benchmarks for the semi-annual period, but our primary strategy was to generate additional yield through the purchase of spread product. We placed an emphasis on generating income by purchasing corporate and agency securities.

Total Return Bond Fund outperformed its benchmark, the Lehman Aggregate Bond Index, for the semi-annual period, primarily due to effective duration management and a well-positioned “barbell” curve structure, whereby we emphasized bonds with maturities at the longer and shorter ends of the yield curve.

Would you give us more specific examples?

Another strategy that helped each of the Fund’s relative results was overweighting their allocation to floating rate notes. Utilizing floating rate notes at the short-term end of the yield curve helped protect portfolio principal as short-term rates rose. These securities with variable interest rates maintained their value as the Fed tightened monetary policy because their coupon interest payments are pegged to short-term interest rates and “float” upward as rates rise.

Our decision to overweight each of the Fund’s position in government agency securities also had a positive effect on their relative performance. In our view, these securities should continue to benefit in the months ahead from proposed enhanced government oversight and limited supply. For Limited Maturity Bond Fund and Total Return Bond Fund, the decision to overweight global high-yield corporate bonds and emerging-market debt helped relative results as well.

As credit spreads narrowed early in the period and remain near historical lows, we took the opportunity to become a bit more defensive by shortening maturities and having a bias to higher-quality investments that emphasize income. We believe these securities are the most attractive in an environment where unexpected shocks could cause a rapid re-pricing of risk.

What strategies do you intend to pursue over the coming months?

We do not believe rates will move dramatically higher over the near term. U.S. bonds should benefit from attractive yields compared to global bonds, from the investment of dollars gained from oil sales and from slowing economic growth. Our primary strategy focuses on shifting Fund duration in an effort to capture excess returns, as yields move within a trading range. Thus, we intend to keep each of the Fund’s duration shorter than its respective benchmark for the near term. We continue to like government agency securities, which stand to benefit from enhanced government oversight, and mortgage-backed securities, for the attractive yield they offer without credit risk. Overall, we have recently become more cautious with our credit strategy, as a softer economy, potential for further event risk, and friendly shareholder activity may cause credit spreads to modestly widen.

As was the case in 2005, yield curve structure will be very important in 2006. The “barbell” strategy we have had in place has worked well year-to-date. However, we may consider reversing this “barbell” strategy in anticipation of a steepening of the yield curve as 2006 progresses.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Portfolio Highlights
On November 30, 2005, the Maryland Tax-Exempt Bond Fund had net assets invested in Municipal Bonds of:
Maryland	90.1%
Puerto Rico	5.4%
District of Columbia	2.6%
Cash	1.0%
Other	0.9%
100.0%
Portfolio Highlights
On November 30, 2005, the net assets of the Tax-Exempt Limited Maturity Bond Fund were diversified into the following states (only the top 10 are listed):
New Jersey	9.4%
Florida	9.3%
Ohio	9.1%
Virginia	6.8%
Connecticut	6.4%
New York	5.8%
Maryland	5.5%
Massachusetts	5.5%
North Carolina	4.7%
Texas	3.9%
66.4%
Portfolio Highlights
On November 30, 2005, the net assets of the National Tax-Exempt Bond Fund were diversified into the following states (only the top 10 are listed):
Pennsylvania	10.7%
New Jersey	9.2%
Georgia	8.5%
Colorado	6.3%
Oregon	5.8%
New York	5.6%
Michigan	5.3%
Maryland	5.2%
Virginia	4.3%
Massachusetts	4.1%
65.0%

An interview with Ronald M. Shostek, Amy Heiser and Team

Mercantile Capital Advisors, Inc.

Portfolio Managers

What factors affected the tax-exempt bond markets during the semi-annual period?

The tax-exempt bond market overall outperformed the taxable bond market on a relative basis for the semi-annual period, despite ongoing tightening of monetary policy by the Federal Reserve Board (the Fed). The Lehman Brothers Municipal Bond Index gained 0.36% for the six months compared to the Lehman Brothers Aggregate Bond Index’s -0.48% return. The Fed raised interest rates by 0.25% four additional times during the six months, bringing the targeted federal funds rate to 4.00% by the end of November 2005.

After sitting at 3.90% at the beginning of June and retesting that level at the end of the month, the 10-year U.S. Treasury generally sold off during the remainder of the period ended November 30, hitting a high of 4.67% in early August and ending November near 4.50%. The move to higher yields was interrupted by a short-lived rally in August, a rally based on the false assumption that Hurricane Katrina would have a long-lived dampening effect on the U.S. economy. Many felt there would be a “tax” on the consumer due to higher gas prices following the hurricane and the Fed would, as a result, stop raising and maybe even cut interest rates. Instead, while inflation concerns ebbed and flowed over the six months, mainly due to the run-up in oil prices and their subsequent decline, the U.S. economy in general and consumer spending in particular showed remarkable resiliency to back-to-back major hurricanes, threats of an energy supply shock and record-high gasoline prices. The rest of the yield curve acted in a similar manner to the 10-year Treasury, with the two-year Treasury starting June 2005 at 3.58% and peaking in November at 4.49%, and the 30-year Treasury moving from a low of 4.19% in June to a high of 4.86% in November. While leverage in the bond market decreased during the semi-annual period as the “cost of money” steadily increased, foreign central bank and other non-domestic buying of U.S. Treasuries and other fixed income instruments continued unabated. During these six months, the Treasury yield curve continued to flatten. The tax-exempt yield curve, which historically remains steeper than its taxable counterparts, also flattened, but to a less dramatic degree.

Within the national tax-exempt bond market, issuance of municipal bonds was $371 billion in 2005 through November 30, on pace to break the record of $384 billion set in 2003, with both new money and refundings contributing to the total. Demand for municipal bonds also remained strong. Demand from leveraged investors, such as hedge funds and closed-end municipal bond funds, slowed as the yield curve flattened and investment costs rose, but retail investors re-entered the market, as rates for bonds with maturities of 10 years and shorter moved higher. Demand for floaters, or instruments with a variable interest rate, from

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

institutional investors and retail accounts also remained strong, as short-term yields rose and investors sought to protect principal. Property & casualty insurers remained solid buyers in the intermediate segment of the yield curve, as claims from the hurricanes have been less than predicted or yet to be settled. In Maryland, issuance for the six months totaled only $1.4 billion, resulting in a scarcity of bonds. Though timing of deals remained sporadic, Maryland’s retail demand for municipal bonds, as well as institutional demand from Maryland-specific funds, remained strong.

Credit ratings within the tax-exempt bond market generally remained stable to improving, as a relatively strong economy has resulted in increased taxes and/or cash flows to issuers. Understandably, the exception to this strong credit rating scenario was certain issuers in the hurricane-affected areas of Louisiana and Mississippi. Regions where the domestic auto industry is a dominant factor in the local economy were also exceptions. Maryland’s Aaa rating remained unchanged by Moody’s and Standard & Poor’s, with state tax revenues surprising on the upside as that state’s economy continued its steady growth. Nearly all of Maryland’s local issuers’ ratings also remained stable during the semi-annual period.

How did you manage the tax-exempt bond funds during the semi-annual period?

We kept each of the tax-exempt bond funds defensively positioned at the start of the semi-annual period, with duration short relative to their respective benchmark indices and peer groups. Each of the three funds also had overweighted positions in cash and cash equivalents. Our emphasis was on premium bonds, with the average coupon near 5.5% in National Tax-Exempt Bond Fund and over 5% in Tax-Exempt Limited Maturity Bond Fund and Maryland Tax-Exempt Bond Fund. We also employed the “kicker” structure in each of the three portfolios, whereby large-coupon bonds were priced to a call date usually much sooner than the stated maturity. Positioning on the yield curve remained fairly laddered, whereby maturities are staggered so that bonds in the portfolio come due periodically, although the portfolios were weighted more heavily towards bonds with shorter maturities, especially in Tax-Exempt Limited Maturity Bond Fund.

In all three funds, we sold bonds in the 1- to 3-year segment of the yield curve as yields rose throughout the summer and fall, and we purchased a combination of longer-maturity bonds and floating rate securities that in combination had a neutral effect on duration. This “barbell structure” strategy, whereby bonds at the longer and shorter ends of the yield curve are emphasized, anticipated that the flattening of the tax-exempt yield curve would continue, as it indeed did.

For much of the period, we had used forward interest rate swaps both to shorten the funds’ duration and for hedging purposes given the widespread anticipation of interest rate hikes by the Fed. The swaps correlated fairly well with municipal yields over intermediate and longer time frames with intermittent variance due to supply/demand factors and market volatility. At the beginning of November, we eliminated the forward interest rate swaps, effectively lengthening the portfolios’ duration to positions just short of neutral to each Fund’s respective benchmark index and peer group. An interest rate swap is a contract between two parties resulting in an agreement to swap the income streams from two different sources. A future on an interest rate swap is a contract giving the holder the right (or holding them obligated) to enter into a swap at a future date.1

The portfolios’ credit quality, as always, remained high. As of November 30, 2005, each portfolio’s average quality rating was Aa1/AA+, as rated by Moody’s and Standard & Poor’s, respectively. Given our focus on high credit quality, there was actually little difference in yield spreads between sectors during the period. Thus, our bond selection more heavily emphasized maturity and bond structure. In all, National Tax-Exempt Bond outperformed its peer group and closely tracked its benchmark index for the semi-annual period. For the same time frame, Maryland Tax-Exempt Bond Fund outperformed both its benchmark index and its peer group, and Tax-Exempt Limited Maturity Bond Fund modestly underperformed its benchmark index and its peer group.

[1]	Swaps and futures on swaps are both considered derivatives, or investments whose value is derived from that of one or more securities, indexes, currencies, or other reference data.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

TAX-EXEMPT LIMITED MATURITY BOND FUND

NATIONAL TAX-EXEMPT BOND FUND

Management’s Discussion of Fund Performance — Continued

November 30, 2005

Would you give us more specific examples?

Having a relatively short duration hurt the funds’ relative performance in June and in August, but helped for the six months overall, as tax-exempt yields followed a somewhat volatile path in a generally upward direction. Modestly lengthening the funds’ average duration at the start of November also proved prudent, as yields peaked and then moved a touch lower the rest of the month. Selling most of the funds’ bond holdings in the 1- to 3-year maturity range and redeploying the proceeds into a “barbell” portfolio structure also helped relative performance. However, in hindsight, this “barbell” strategy should have been carried out sooner, as early in the period, the funds’ performance was hurt a bit by the flattening of the tax-exempt bond yield curve.

Our emphasis on premium bonds benefited the funds from an income standpoint, and the “kicker” structure we employed in the portfolios provided a yield benefit at the margin and helped as a defensive strategy. Due to the lower yields of the prior fiscal period, several of the bonds in the portfolios with the “kicker” structure were prerefunded or called during these six months.2 This further boosted the funds’ relative performance. On the other hand, the conservative nature of the funds and their higher credit quality portfolios detracted modestly from their semi-annual results, as lower quality bonds outperformed higher quality bonds during the period.

What strategies do you intend to pursue over the coming months?

We believe tax-exempt interest rates will continue to move higher in the months ahead, and the tax-exempt bond yield curve will generally continue to flatten until the Fed is done or the market believes the Fed is done raising the targeted federal funds rate. We further believe that the targeted federal funds rates will likely be at 4.50% when current Fed chairman Greenspan leaves his post after the January 31st meeting. New chairman Bernanke will then most likely raise rates by another 0.25% at his first meeting in March. Indeed, the federal funds futures market is already pricing in the probability of 25 basis point interest rate hikes at the Fed’s December and January meetings. Short-term yields, should, as a result, move higher over the coming months, but the direction of yields further out on the yield curve is more uncertain. The big questions currently are: will the U.S. Treasury yield curve invert, and does that foretell an economic slowdown? Interestingly, the tax-exempt bond yield curve has never inverted and is not anticipated to do so this time either. We expect volatility to remain high, with periods of rising and falling longer-term yields.

On the economic front, we believe job growth should remain solid in the first half of 2006, and inflation may again move to the forefront of concerns as wages become elevated and the core inflation rate increases, despite the moderation of energy prices. Given this view, we believe municipal bonds should continue to modestly outperform U.S. Treasuries, but if large selling by hedge funds and other leveraged accounts occurs, it may cause periods of underperformance. One other caution — spending at the local level has increased as the economy remains strong, but concerns over the pension liabilities of state and local governments is shaping up to be a headline issue in need of addressing over the next year or so.

We intend to keep the funds’ duration close to, but just slightly shorter than, their respective benchmarks for the near term, with a tilt towards barbell portfolio structures. At the same time, we will not hesitate to adjust duration to a shorter or longer stance as the policies of new Fed chairman Bernanke become clearer and/or as economic and market conditions may change.

Portfolio composition is subject to change at any time without notice.

Past performance does not guarantee future results. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

[2]	Prerefunding is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in Treasury securities which, in turn, are held in escrow collateralizing the first bond. Given that the prerefunded bonds become, essentially, fully tax-exempt U.S. Treasury securities and no longer represent the credit risk profile of the original borrower, they often increase in value — sometimes significantly.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

See accompanying index descriptions on page xxiv

Mercantile Funds, Inc.

Management’s Discussion of Fund Performance — Concluded

November 30, 2005

Index Definitions

The S&P 500® Index is an unmanaged index generally representative of the performance of the U.S. stock market.

The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks.

The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks

The Russell 2000® Index measure the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

The MSCI All Country World Free ex-U.S. Index is an unmanaged index of foreign securities that reflects a strategic emerging markets allocation.

The NAREIT Equity Index is an index with dividends reinvested, representative of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

The Merrill Lynch U.S. Treasury 1-3 Year Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Merrill Lynch 1-5 Year Corporate/Government Index is an unmanaged market capitalization weighted index generally representative of the performance of government and corporate bonds with remaining maturities of between one and five years.

The Lehman Aggregate Bond Index is an unmanaged index comprised of the Lehman Brothers Government/Credit Bond Index and two Lehman Brothers asset-backed securities indices.

The Lehman Quality Intermediate Index is an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA.

The Lehman Maryland Municipal Bond Index is an unmanaged index that tracks the performance of Maryland municipal bonds.

The Lehman Mutual Fund Short Index is an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0–6 years.

The Lehman 1-8 Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with remaining maturities of 1-8 years.

The Lehman 10-Year Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds with maturities of 10 years.

Management’s Discussion of Fund Performance is not a part of the Semi-Annual Report to Shareholders

Mercantile Funds, Inc.

Semi-Annual Report

NOVEMBER 30, 2005

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 10.1%
Federal Farm Credit Bank — 1.2%
Floating Rate Notes
4.14%, 12/06/05(a)	$10,000	$10,008,930

Federal Home Loan Bank — 8.9%
Floating Rate Notes
4.11%, 02/22/06(a)	12,000	12,000,000
3.53%, 12/02/05(a)	10,500	10,500,000
4.21%, 12/05/05(a)	15,000	14,962,127
Notes
2.82%, 12/16/05	10,000	10,000,000
3.13%, 02/03/06	10,000	10,000,000
3.60%, 05/19/06(b)	9,000	9,000,000
4.38%, 10/26/06(b)	8,000	8,000,000

		74,462,127

TOTAL AGENCY OBLIGATIONS
(Cost $84,471,057)		84,471,057

ASSET BACKED SECURITIES(c) — 22.7%
Financial Services — 22.7%
Amsterdam Funding Corp.
4.12%, 01/03/06	5,400	5,379,606
4.16%, 01/03/06	8,100	8,069,112
Barton Capital,
4.13%, 01/05/06	16,000	15,935,756
Fountain Square,
4.22%, 01/26/06	14,000	13,908,098
Grampian Funding Ltd.
4.08%, 01/20/06	20,000	19,886,667
4.34%, 03/28/06	10,000	9,858,950
Kitty Hawk Funding,
4.11%, 12/22/05	10,000	9,976,025
Olde Line Funding,
4.06%, 12/20/05	20,000	19,957,144
Park Ave. Receivables,
4.16%, 01/05/06	16,000	15,935,289
Sheffield Receivable,
3.88%, 12/15/05	12,500	12,481,139
Thames Asset Global,
4.06%, 12/15/05	17,250	17,222,764
Three Pillars Funding,
4.03%, 12/02/05	16,500	16,498,153
Windmill Funding,
4.17%, 01/18/06	25,000	24,860,999

TOTAL ASSET BACKED SECURITIES
(Cost $189,969,702)		189,969,702

CERTIFICATES OF DEPOSIT — 9.6%
Barclays Bank,
4.10%, 06/21/06(a)	8,150	8,149,913
CIBC,
4.23%, 02/07/06	16,500	16,500,000

	Par (000)	Value

CERTIFICATES OF DEPOSIT — Continued
Royal Bank of Scotland,
3.78%, 03/06/06	$16,000	$15,991,411
Wells Fargo,
4.04%, 12/14/05	24,000	24,000,000
Credit Suisse,
4.05%, 12/13/05	16,000	16,000,053

TOTAL CERTIFICATES OF DEPOSIT
(Cost $80,641,377)		80,641,377

COMMERCIAL PAPER — 28.9%
Banking — 7.1%
Citicorp,
4.16%, 01/06/06	18,000	17,925,119
Greenwich Capital,
4.04%, 12/06/05(a)	16,000	16,000,000
JP Morgan Chase,
4.18%, 01/17/06	15,000	14,918,142
Northern Trust,
4.17%, 02/01/06	11,000	10,921,002

		59,764,263

Broker/Dealers — 3.6%
UBS Finance,
4.02%, 12/01/05	30,000	30,000,000

Foreign Banks — 13.9%
Abbey National Treasury,
4.19%, 01/13/06(a)	14,000	14,000,688
Barclays US Funding,
3.70%, 12/06/05	7,000	6,996,403
BNP Paribas,
4.07%, 12/19/05	24,000	23,951,160
CBA (Del) Finance,
4.05%, 12/28/05	10,825	10,792,119
HBOS Treasury Service
4.17%, 02/06/06	20,000	19,844,783
4.31%, 02/28/06	10,500	10,388,120
Societe Generale
3.74%, 12/12/05	12,000	11,986,305
3.89%, 12/13/05	18,000	17,976,660

		115,936,238

Personal Credit Institutions — 1.9%
Toyota,
3.88%, 12/27/05	16,000	15,955,164

Utilities — Electric — 2.4%
General Electric Capital Corp.,
4.21%, 02/08/06	20,000	19,838,617

TOTAL COMMERCIAL PAPER
(Cost $241,494,282)		241,494,282

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

PRIME MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

DOMESTIC CORPORATE BONDS — 0.6%
Utilities — Electric — 0.6%
General Electric Capital Corp.,
4.46%, 02/03/06(a)	$ 5,000	$5,002,046

TOTAL DOMESTIC CORPORATE BONDS
(Cost $5,002,046)		5,002,046

	Shares
INVESTMENT COMPANIES — 3.1%
BlackRock Provident Institutional Funds —TempFund	12,008,972	12,008,972
Goldman Sachs Financial Square Prime Obligations Fund	12,300,934	12,300,934
Merrill Lynch Premier Institutional Fund	1,875,525	1,875,525

TOTAL INVESTMENT COMPANIES
(Cost $26,185,431)		26,185,431

	Par (000)
REPURCHASE AGREEMENTS — 25.2%
Banc America Securities, LLC
(Agreement dated 11/30/05 to be repurchased at $43,004,630 collateralized by 86,640,000 (Value $43,827,026) U.S. Treasury Strips, due 02/15/20) 3.93%, 12/01/05	$43,000	43,000,000
Goldman Sachs Asset Management
(Agreement dated 11/30/05 to be repurchased at $40,004,219 collateralized by 43,000,000 (Value $40,838,596) U.S. Treasury Notes, 5.25%, due 11/15/28) 3.85%, 12/01/05	40,000	40,000,000
JP Morgan Securities
(Agreement dated 11/30/05 to be repurchased at $42,004,465 collateralized by 42,000,000 (Value $42,828,836) U.S. Treasury Notes, 3.625%, due 05/01/13) 3.88%, 12/01/05	42,000	42,000,000

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
Morgan Stanley Securities, Inc.
(Agreement dated 11/30/05 to be repurchased at $43,004,606 collateralized by 43,000,000 (Value $43,814,836) U.S. Treasury Notes, 6.375%, due 08/15/27) 3.91%, 12/01/05	$43,000	$43,000,000
Wachovia Securities, Inc.
(Agreement dated 11/30/05 to be repurchased at $43,004,642 collateralized by 43,000,000 (Value $43,728,430) U.S. TIPS, 3.00%, due 07/15/12) 3.94%, 12/01/05	43,000	43,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $211,000,000)		211,000,000

SECURITIES LENDING COLLATERAL — 20.8%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.1),	17,398	173,978,339

TOTAL SECURITIES LENDING COLLATERAL
(Cost $17,397,839)		173,978,339

TOTAL INVESTMENT IN SECURITIES — 121.0%
(Cost $1,012,742,234)(d)		1,012,742,234
OTHER LIABILITIES IN EXCESS OF ASSETS — (21.0)%		(175,629,131)

NET ASSETS — 100%		$837,113,103

(a)	The rates shown are as of November 30, 2005.
(b)	Certain amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(d)	Aggregate cost for Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 76.1%
Fannie Mae — 22.1%
Discount Notes
3.74%, 12/07/05(b)	$7,000	$6,995,643
3.74%, 12/09/05(b)	6,000	5,995,013
3.96%, 12/19/05(b)	5,000	4,990,100
3.97%, 12/20/05	7,000	6,985,333
3.74%, 12/21/05(b)	6,000	5,987,534
3.95%, 12/21/05(b)	5,000	4,989,028
4.02%, 12/27/05	7,000	6,979,677
4.00%, 12/30/05	7,000	6,977,444
4.09%, 01/04/06	7,000	6,972,961
3.94%, 01/11/06	5,000	4,977,564
4.04%, 01/25/06	5,000	4,969,177
3.73%, 02/01/06	5,000	4,967,881
3.81%, 02/08/06	5,000	4,963,488
Floating Rate Notes
3.97%, 12/07/05(a)	5,000	4,998,473
3.98%, 12/07/05(a)	5,000	4,999,786
Notes
2.15%, 04/13/06	5,000	4,966,408
1.80%, 04/20/06	3,000	2,970,393
2.35%, 04/28/06	4,531	4,493,044

		99,178,947

Federal Farm Credit Bank — 8.4%
Discount Notes
4.06%, 01/19/06	7,000	6,961,317
Floating Rate Notes
3.76%, 12/01/05(a)	10,000	10,000,000
4.14%, 12/06/05(a)	6,000	6,005,358
4.07%, 12/25/05(a)	5,000	5,000,000
4.11%, 12/30/05(a)	10,000	10,000,000

		37,966,675

Federal Home Loan Bank — 23.5%
Discount Notes
3.90%, 12/05/05	6,000	5,997,400
3.80%, 12/07/05	7,000	6,995,567
3.93%, 12/09/05	5,000	4,995,633
4.03%, 12/28/05	5,000	4,984,888
3.93%, 01/11/06	7,000	6,968,669
4.15%, 01/27/06	8,000	7,947,434
4.22%, 02/24/06	7,000	6,930,335
Floating Rate Notes
3.65%, 12/01/05(a)	4,085	4,085,000
3.98%, 12/01/05(a)	5,000	5,000,000
4.21%, 12/05/05(a)	2,500	2,493,688
3.25%, 12/07/05(a)	3,000	3,000,000
3.55%, 12/11/05(a)	3,000	3,000,000
3.71%, 12/12/05(a)	5,000	4,998,948
3.80%, 12/24/05(a)	7,000	7,000,001
4.11%, 02/22/06(a)	6,000	6,000,000

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Federal Home Loan Bank — Continued
Floating Rate Notes — Continued
4.22%, 12/16/06(a)	$5,000	$4,998,248
Notes
2.82%, 12/16/05	5,000	5,000,000
3.10%, 02/21/06	5,000	5,000,000
2.625%, 05/26/06	5,000	4,955,950
4.375%, 10/26/06(b)	5,000	5,000,000

		105,351,761

Freddie Mac — 22.1%
Discount Notes
3.80%, 12/01/05(b)	8,000	8,000,000
3.71%, 12/06/05(b)	6,000	5,996,908
3.71%, 12/12/05(b)	6,000	5,993,198
3.70%, 12/13/05	6,163	6,155,399
3.94%, 12/14/05	8,500	8,487,906
3.86%, 12/19/05	5,000	4,990,350
3.77%, 12/20/05	5,000	4,990,065
4.01%, 12/30/05(b)	9,000	8,970,928
3.89%, 01/03/06	7,000	6,975,039
4.11%, 01/18/06	7,000	6,961,640
3.81%, 02/07/06	5,000	4,964,017
4.14%, 03/15/06	5,000	4,940,200
4.24%, 03/28/06	6,000	5,917,418
4.35%, 05/16/06	5,000	4,899,708
4.26%, 06/19/06	5,000	4,881,667
Notes
2.75%, 05/17/06	6,370	6,326,736

		99,451,179

TOTAL AGENCY OBLIGATIONS
(Cost $341,948,562)		341,948,562

REPURCHASE AGREEMENTS — 22.0%
Banc America Securities, LLC
(Agreement dated 11/30/05 to be repurchased at $3,000,323 collateralized by 6,045,000 (Value $3,057,946) U.S. Treasury Strips, due 02/15/20) 3.93%, 12/01/05	3,000	3,000,000
Goldman Sachs Asset Management
(Agreement dated 11/30/05 to be repurchased at $24,002,532 collateralized by 24,000,000 (Value $24,507,421) U.S. Treasury Notes, 5.25%, due 11/15/28) 3.85%, 12/01/05	24,000	24,000,000
JP Morgan Securities
(Agreement dated 11/30/05 to be repurchased at $24,002,551 collateralized by 24,000,000 (Value $24,473,049) U.S. Treasury Notes, 3.625%, due 05/01/13) 3.88%, 12/01/05	24,000	24,000,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

REPURCHASE AGREEMENTS — Continued
Morgan Stanley Securities, Inc.
(Agreement dated 11/30/05 to be repurchased at $24,002,571 collateralized by 24,000,000 (Value $24,457,457) U.S. Treasury Notes, 6.625%, due 02/15/27) 3.91%, 12/01/05	$24,000	$24,000,000
Wachovia Securities, Inc.
(Agreement dated 11/30/05 to be repurchased at $24,002,591 collateralized by 24,000,000 (Value $24,407,113) U.S. TIPS, 3.00%, due 07/15/12) 3.94%, 12/01/05	24,000	24,000,000

TOTAL REPURCHASE AGREEMENT
(Cost $99,000,000)		99,000,000

	Shares
INVESTMENT COMPANIES — 2.1%
BlackRock Provident Institutional Funds — Temp Fund	2,572,358	2,572,358
Goldman Sachs Financial Square Prime Obligations Fund	5,408,510	5,408,510
Merrill Lynch Premier Institutional Fund	1,521,304	1,521,304

TOTAL INVESTMENT COMPANIES
(Cost $9,502,172)		9,502,172

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 13.2%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$59,200	$59,200,316

TOTAL SECURITIES LENDING COLLATERAL
(Cost $59,200,316)		59,200,316

TOTAL INVESTMENT IN SECURITIES — 113.4%
(Cost $509,651,049)(c)		509,651,050
OTHER LIABILITIES IN EXCESS ASSETS — (13.4)%		(60,112,338)

NET ASSETS — 100%		$449,538,712

(a)	The rates shown are as of November 30, 2005.
(b)	Certain amounts are temporarily on loan to an unaffiliated broker/dealer.
(c)	Aggregate cost for Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 99.6%
Alaska — 1.8%
Valdez Alaska Marine Terminal, RB, VRDB, BP Pipelines, Inc. Project
2.97%, 12/01/05(a)	$1,500	$1,500,000
3.00%, 12/01/05(a)	2,000	2,000,000

		3,500,000

Arizona — 3.1%
Salt River Agriculture Improvement & Power Distribution, RB, TECP, Salt River Project, LIQ: Wells Fargo, Marshall & Isley, Bank One, Morgan Guaranty, Bank of New York, Bank of America
2.73%, 12/06/05	2,000	2,000,000
2.67%, 12/07/05	4,000	4,000,000

		6,000,000

California — 6.4%
California Department of Water & Power Resources and Power Supply, RB, VRDB, LOC: Dexia Credit Local, 3.04%, 12/01/05(a)	2,000	2,000,000
City of Fremont, COP, VRDB, Maintenance Center & Fire Project, INS: AMBAC, SPA: Dexia Credit Local, 2.99%, 12/01/05(a)	6,515	6,515,000
Orange County Transportation Authority Toll Road, RB, VRDB, INS: AMBAC, SPA: JP Morgan, Dexia Credit Local, 3.01%, 12/01/05(a)	4,000	4,000,000

		12,515,000

Connecticut — 1.3%
Connecticut State, GO, VRDB, SPA: Bayerische Landesbank, 3.00%, 12/01/05(a)	1,000	1,000,000
Connecticut State, GO, VRDB, SPA: Landesbank Hessen-Thuringen Girozentrale, 3.03%, 12/01/05(a)	1,500	1,500,000

		2,500,000

District of Columbia — 2.6%
District of Columbia, RB, VRDB, George Washington University, INS: MBIA, SPA: Bank of America, 2.98%, 12/07/05(a)	5,000	5,000,000

Florida — 4.1%
Sarasota County Florida Public Hospital, RB, VRDB, INS: AMBAC, 3.06%, 12/07/05(a)	7,920	7,920,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Illinois — 1.6%
Cook County Community Construction, GO, VRDB, Schaumburg Township, SPA: Heleba, 3.01%, 12/07/05(a)	$1,000	$1,000,000
Illinois Health Facilities Authority, RB, VRDB, Rush Presbyterian — St. Luke’s Medical Center, LIQ: Northern Trust, 3.00%, 12/07/05(a)	410	410,000
Illinois Health Facilities Authority, RB, VRDB, St. Lukes Medical Center, INS: MBIA, SPA: Bank One, 3.00%, 12/07/05(a)	1,800	1,800,000

		3,210,000

Indiana — 1.7%
Hamilton Southeastern School Building Corp., RB, INS: AMBAC, Prerefunded 01/15/06 @ 102, 5.50%, 01/15/12	3,170	3,244,375

Kansas — 1.2%
Kansas State Department of Transportation, RB, VRDB, INS: Pooled Money Investment Board, 2.90%, 12/07/05(a)	2,245	2,245,000

Louisiana — 1.6%
St. Charles Parish, RB, VRDB, PCRB, Shell Oil Company Project, 3.00%, 12/01/05(a)	3,050	3,050,000

Maryland — 7.7%
City of Baltimore IDA, RB, VRDB, Capital Acquisition, LOC: Bayerische Landesbank, 3.06%, 12/01/05(a)	2,000	2,000,000
Maryland Health & Higher Education, RB, TECP, Johns Hopkins University
2.70%, 01/13/06	3,000	3,000,000
2.70%, 12/07/05	2,336	2,336,000
Maryland State Economic Development U.S. Pharmacopeial, RB, INS: AMBAC, SPA: Bank of America, 3.06%, 12/01/05(a)	2,350	2,350,000
University Systems of Maryland, COP, VRDB, College Park Business School, LOC: Bank of America, 3.08%, 12/01/05(a)	4,500	4,500,000
Washington Suburban District, GO, VRDB, BAN, SPA: Bank of America, 2.96%, 12/07/23(a)	870	870,000

		15,056,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Massachusetts — 7.4%
Boston Water & Sewer Commission, RB, VRDB, LOC: State Street, 2.98%, 12/01/05(a)	$3,600	$3,600,000
Massachusetts State Water Resources Authority, RB, VRDB, LIQ: Landesbank Hessen Thuringen, 3.03%, 12/01/05(a)	3,300	3,300,000
Massachusetts State Water Revenue Authority, RB, TECP, LIQ: Bayerische Landesbank Gironzentrale
2.93%, 12/07/05(a)	1,500	1,500,000
2.75%, 01/17/06	4,000	4,000,000
Massachusetts State, GO, VRDB, SPA: State Street Bank and Trust, 3.06%, 12/01/05(a)	2,000	2,000,000

		14,400,000

Michigan — 2.1%
Municipal Bond Authority, RB, Escrowed to Maturity, 5.00%, 12/01/05	2,000	2,000,000
University of Michigan, RB, VRDB, University Hospital, 2.93%, 12/07/05(a)	2,000	2,000,000

		4,000,000

Minnesota — 5.9%
Minneapolis, RB, VRDB, University Gateway Project, SPA: Wells Fargo Bank,
2.95%, 12/01/05(a)	6,000	6,000,000
Rochester Minnesota Health, RB, TECP, Mayo Foundation
2.74%, 12/06/05	3,000	3,000,000
2.74%, 12/06/05	2,400	2,400,000

		11,400,000

Missouri — 2.4%
Missouri State Health & Educational Facilities, RB, VRDB, Cox Health Systems, INS: AMBAC, SPA: Bank of Nova Scotia, 3.06%, 12/01/05(a)	3,100	3,100,000
Missouri State Health & Educational Facilities, RB, VRDB, Washington University Project, SPA: Morgan Guaranty Trust
2.98%, 12/07/05(a)	550	550,000
2.98%, 12/07/05(a)	940	940,000

		4,590,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
New Hampshire — 0.8%
New Hampshire Health & Higher Education, Dartmouth College, RB, VRDB, SPA: JP Morgan, 3.03%, 12/07/05(a)	$1,500	$1,500,000

New Jersey — 1.2%
New Jersey State Tax & Revenue, RB, 4.00%, 06/23/06	2,300	2,312,670

New York — 8.2%
Long Island Power Authority, RB, VRDB, INS: FSA, SPA: Dexia Credit Local, 3.03%, 12/07/05(a)	1,315	1,315,000
New York City Municipal Water Finance Authority, Water & Sewer System, RB, VRDB, INS: FGIC, SPA: FGIC, 2.97%, 12/01/05(a)	1,900	1,900,000
New York City Transitional Financial Authority, RB, VRDB, New York City Recovery, SPA: Dexia Credit Local, 3.03%, 12/07/05(a)	2,375	2,375,000
New York City, GO, VRDB, LOC: JP Morgan, 3.06%, 12/07/05(a)	4,100	4,100,000
New York Environmental Facilities Corp., RB, TECP, 2.78%, 01/18/06	6,500	6,500,000

		16,190,000

North Carolina — 5.7%
City of Durham, COP, VRDB, SPA: Wachovia Bank of North Carolina, 3.06%, 12/01/05(a)	500	500,000
North Carolina Educational Facilities, Financial Agency Revenue, RB, VRDB, Duke University Project, 2.84%, 12/01/05(a)	5,420	5,420,000
University of North Carolina, RB, VRDB,
3.03%, 12/07/05(a)	4,000	4,000,000
Winston Salem Community Treatment Facilities Partnership, COP, SPA: Dexia Credit Local, 3.05%, 12/01/05(a)	1,200	1,200,000

		11,120,000

Ohio — 1.6%
Ohio State Turnpike Commission, Prerefunded 02/15/06 @ 102, RB, 5.40%, 02/15/09	3,000	3,076,802

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT MONEY MARKET FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Oregon — 1.3%
Oregon State, GO, VRDB, SPA: Morgan Guaranty Trust, 2.92%, 12/07/05(a)	$2,600	$2,600,000

Pennsylvania — 3.8%
Delaware County IDA, RB, VRDB, General Electric
2.97%, 12/07/05(a)	2,200	2,200,000
2.97%, 12/07/05(a)	1,000	1,000,000
Pennsylvania State Turnpike Revenue, RB, VRDB, SPA: Westdeutsche Landesbank, Bayerische Landesbank, Gironzentrale, Landesbank Baden, Wurtemburg, 2.98%, 12/01/05(a)	2,200	2,200,000
Pennsylvania State University, RB, VRDB, SPA: Westdeutsche Landesbank, 3.03%, 12/01/05(a)	2,000	2,000,000

		7,400,000

South Carolina — 1.5%
South Carolina Public Service, RB, TECP, LIQ: Dexia Credit Local, 2.82%, 02/02/06	3,000	3,000,000

Texas — 10.7%
Coastal Water Authority, RB, Prerefunded 12/15/05 @ 100, 5.95%, 12/15/25	3,060	3,155,022
Dallas Area Rapid Transit, RB, TECP, LIQ: Westdeutche Landesbank, State Street 2.77%, 01/05/06	6,200	6,200,000
Red River Educational Finance Corporation, RB, VRDB, Texas Christian University Project, 3.03%, 12/07/05(a)	3,100	3,100,000
San Antonio Gas & Electric, RB, TECP, LIQ: Bank of America, State Street, 2.82%, 01/19/06	6,000	6,000,000
Texas State Tax & Revenue, GO, 4.50%, 08/31/06	2,500	2,528,011

		20,983,033

Utah — 5.6%
Intermountain Power Agency, RB, INS: AMBAC, SPA: Landesbank Hessen Thuringen, 3.20%, 06/01/06	1,900	1,900,000

	Par (000)	Value

MUNICIPAL BONDS — Continued
Utah — Continued
Intermountain Power Agency, RB, TECP, INS: AMBAC, SPA: Morgan Guaranty Trust, Bank of Nova Scotia
3.05%, 01/10/06	$2,000	$2,000,000
2.77%, 01/11/06	4,000	4,000,000
Salt Lake County, RB, VRDB, PCRB, Service Station Holdings Project, BP Amoco,
3.00%, 12/01/05(a)	3,000	3,000,000

		10,900,000

Virginia — 7.7%
IDA of Hampton, RB, TECP, Sentara Health Systems, LIQ: Wachovia Bank, 3.10%, 12/16/06	3,000	3,000,000
Loudoun County IDA, RB, VRDB, Howard Hughes Medical Institute
3.03%, 12/01/05(a)	3,000	3,000,000
3.03%, 12/07/05(a)	4,155	4,155,000
Peninsula Port Authority of Virginia, RB, TECP, LIQ: U.S. Bank, 2.77%, 01/11/06	5,000	5,000,000

		15,155,000

Wisconsin — 0.6%
State of Wisconsin GO, TECP, SPA: Bank of Nova Scotia, 2.60%, 12/02/05	1,071	1,071,000

TOTAL MUNICIPAL BONDS
(Cost $193,938,880)		193,938,880

	Shares
INVESTMENT COMPANIES — 0.2%
Black Rock Provident Institutional Funds — MuniFund	40,179	40,179
Goldman Sachs Financial Square Tax-Free Money Market Fund	317,666	317,666

TOTAL INVESTMENT COMPANIES
(Cost $357,845)		357,845

TOTAL INVESTMENT IN SECURITIES — 99.8%
(Cost $194,296,725)(b)		194,296,725
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		402,324

NET ASSETS — 100%		$194,699,049

(a)	The rates shown are as of November 30, 2995 and the maturity dates shown are shorter of (i) the next interest readjustment or (ii) the date on which the principal amount can be recovered through demand.
(b)	Aggregate cost for Federal income tax purposes.

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Shares	Value

COMMON STOCKS — 98.5%
Consumer Discretionary — 13.7%
Comcast Corp. — Class A(a)(b)	360,150	$9,507,960
Ebay, Inc.(a)(b)	133,970	6,003,196
Home Depot, Inc.	264,940	11,069,193
Johnson Controls, Inc.	76,410	5,306,675
Nike, Inc.	55,510	4,735,003
Starbucks Corp.(a)	223,100	6,793,395
Starwood Hotels & Resorts(b)	41,280	2,497,440
Tiffany & Co.(b)	233,990	9,523,393
Walt Disney Co.(b)	397,140	9,900,700

		65,336,955

Consumer Staples — 10.5%
Alberto-Culver Co., Class B(b)	106,193	4,617,272
General Mills, Inc.	218,730	10,396,237
Nestle ADR	132,140	9,877,465
Pepsico, Inc.	110,000	6,512,000
Procter & Gamble Co.	206,010	11,781,711
Sysco Corp.(b)	208,790	6,748,093

		49,932,778

Energy — 9.1%
BP PLC — ADR(b)	128,660	8,470,974
ConocoPhillips	108,690	6,576,832
Exxon Mobil Corp.	306,242	17,771,224
Halliburton Co.(b)	37,060	2,358,869
Schlumberger Ltd.(b)	87,670	8,392,649

		43,570,548

Financials — 14.7%
Capital One Financial	84,020	6,978,701
Fifth Third Bancorp(b)	214,360	8,632,277
Freddie Mac	95,290	5,950,861
Legg Mason, Inc.(b)	100,949	12,381,394
Lehman Brothers Holding, Inc.(b)	84,270	10,618,020
Moody’s Corp.	136,400	8,204,460
National City Corp.(b)	252,700	8,569,057
Simon Property Group, Inc.(b)	33,380	2,580,608
Wells Fargo Co.	100,640	6,325,224

		70,240,602

Health Care — 12.1%
Abbott Laboratories	234,580	8,846,012
Alcon, Inc.(b)	31,410	4,403,682
Cephalon, Inc.(a)(b)	119,320	6,067,422
Johnson & Johnson(b)	149,540	9,234,095
Medco Health Solutions, Inc.(a)	168,131	9,020,228
Medtronic, Inc.	182,300	10,130,411
Pfizer, Inc.	471,590	9,997,708

		57,699,558

Industrials — 11.3%
3M Co.	97,960	7,687,901
Caterpillar, Inc.(b)	62,900	3,634,362

	Shares	Value

COMMON STOCKS — Continued
Industrials — Continued
Danaher Corp.	45,000	$2,497,500
General Electric Co.	130,450	4,659,674
Ingersoll Rand Co.	269,740	10,689,796
Tyco International, Ltd.	397,030	11,323,296
United Technologies	247,780	13,340,475

		53,833,004

Information Technology — 16.7%
Adobe Systems, Inc.(b)	207,100	6,753,531
Cisco Systems(a)	535,480	9,392,319
Dell Computer Corp.(a)	376,410	11,352,526
Electronic Arts, Inc.(a)(b)	178,420	10,055,751
Intel Corp.	434,295	11,586,990
Intuit, Inc.(a)(b)	115,240	6,173,407
Microsoft	410,030	11,361,930
Qualcomm, Inc.(b)	153,740	6,990,558
Texas Instruments, Inc.(b)	114,410	3,716,037
YAHOO!, Inc.(a)(b)	70,220	2,824,951

		80,208,000

Insurance — 5.2%
Allstate Corporation	84,210	4,724,181
Genworth Financial, Inc.(b)	302,990	10,438,005
Willis Group Holdings Ltd.(b)	261,710	9,759,166

		24,921,352

Materials — 1.3%
Alcoa, Inc.	224,680	6,158,479

Telecommunication — 2.8%
Sprint Nextel Corp.(b)	389,288	9,747,771
Vodafone ADR	170,830	3,681,387

		13,429,158

Utilities — 1.1%
Exelon Corp.(b)	98,420	5,121,777

TOTAL COMMON STOCKS
(Cost $376,311,666)		470,452,211

	Par (000)

REPURCHASE AGREEMENT — 1.4%
Morgan Stanley
(Agreement Dated 11/30/05 to be repurchased at $6,823,741 collateralized by 5,660,000 (Value $6,957,272) U.S. Treasury Note, 6.375%, due 08/15/27) 3.91%, 12/01/05	$6,823	6,823,000

TOTAL REPURCHASE AGREEMENT
(Cost $6,823,000)		6,823,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

GROWTH & INCOME FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 29.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$140,286	$140,285,922

TOTAL SECURITIES LENDING COLLATERAL
(Cost $140,285,922)		140,285,922

TOTAL INVESTMENT IN SECURITIES — 129.3%
(Cost $ 523,420,588)(c)		617,561,133
OTHER LIABILITIES IN EXCESS OF ASSETS — (29.3)%		(139,811,309)

NET ASSETS — 100%		$477,749,824

(a)	Non-income producing securities.
(b)	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
(c)	Aggregate cost for Federal income tax purposes is $523,834,258. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$105,908,992
Excess of tax cost over value	$(12,182,117)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Shares	Value

COMMON STOCKS — 92.4%
Consumer Discretionary — 5.3%
Comcast Corp. — Class A(a)(b)	60,320	$1,592,448
Home Depot, Inc.	34,370	1,435,979
Time Warner, Inc.	112,120	2,015,917

		5,044,344

Consumer Staples — 12.0%
Avon Products	55,210	1,509,994
Coca-Cola Co.	41,650	1,778,039
Conagra	51,370	1,104,455
General Mills, Inc.	46,430	2,206,817
McDonald’s Corp.	19,500	660,075
Nestle ADR	20,820	1,556,295
Procter & Gamble Co.	14,630	836,690
Wal-Mart Stores, Inc.	35,827	1,739,759

		11,392,124

Energy — 12.1%
BP PLC — ADR(b)	37,960	2,499,286
ChevronTexaco Corp.	27,290	1,563,990
ConocoPhillips	29,570	1,789,281
Exxon Mobil Corp.	53,330	3,094,740
Royal Dutch Shell ADR	41,630	2,565,241

		11,512,538

Financials — 21.7%
Archstone-Smith Trust	26,555	1,110,265
Bank of America Corp.	63,260	2,903,001
Chubb Corp.	13,940	1,349,950
Citigroup, Inc.	64,570	3,134,873
J.P. Morgan Chase & Co.	54,140	2,070,855
Lincoln National Corp.(b)	39,830	2,070,363
Montpelier Re Holdings, Ltd.(b)	59,140	1,160,918
National City Corp.	50,810	1,722,967
New York Community Bancorp, Inc.(b)	87,760	1,461,204
Simon Property Group, Inc.(b)	12,080	933,905
Wachovia Corp.	23,051	1,230,923
Wells Fargo Co.(b)	24,020	1,509,657

		20,658,881

Health Care — 7.3%
Abbott Laboratories	39,590	1,492,939
Cephalon, Inc.(a)(b)	18,774	954,658
Johnson & Johnson	12,260	757,055
Pfizer, Inc.	141,430	2,998,316
Wyeth Co.	19,100	793,796

		6,996,764

Industrials — 10.2%
3M Co.	12,680	995,126
Emerson Electric Co.	11,340	857,417
General Electric Co.	70,980	2,535,406

	Shares	Value

COMMON STOCKS — Continued
Industrials — Continued
Honeywell International	44,075	$1,610,501
Ingersoll Rand Co.	31,230	1,237,645
Tyco International, Ltd.	43,570	1,242,616
United Technologies	23,050	1,241,012

		9,719,723

Information Technology — 9.3%
CDW Corp.	14,620	857,463
Cisco Systems(a)	71,770	1,258,846
Dell Computer Corp.(a)	28,090	847,194
Intel Corp.	44,030	1,174,720
Microsoft	69,440	1,924,183
Nokia Corp. ADR(b)	69,860	1,193,209
Symantec Corp.(a)	47,710	843,036
Teradyne, Inc.(a)	53,470	782,266

		8,880,917

Materials — 4.3%
Air Products & Chemicals	13,750	813,588
Alcoa, Inc.	49,310	1,351,586
Du Pont E I De Nemours(b)	24,070	1,028,993
Weyerhaeuser Co.	13,720	909,773

		4,103,940

Telecommunication — 5.3%
AT&T, Inc.(b)	71,850	1,789,783
BellSouth Corp.	63,660	1,735,372
Vodafone ADR	69,520	1,498,156

		5,023,311

Utilities — 4.9%
Exelon Corp.(b)	26,570	1,382,703
Keyspan Corp.	44,220	1,484,023
Xcel Energy, Inc.(b)	95,080	1,759,931

		4,626,657

TOTAL COMMON STOCKS
(Cost $73,737,288)		87,959,199

	Par (000)
REPURCHASE AGREEMENT — 3.7%
Banc America Securities LLC
(Agreement Dated 11/30/05 to be repurchased at $3,560,389 collateralized by 7,265,000 (Value $3,627,829) U.S. Treasury Strip, 8.75%, due 05/15/20) 3.93%, 12/01/05	$3,560	3,560,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,560,000)		3,560,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY INCOME FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 19.4%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$18,518	$18,518,350

TOTAL SECURITIES LENDING COLLATERAL
(Cost $18,518,350)		18,518,350

TOTAL INVESTMENT IN SECURITIES — 115.5%
(Cost $ 95,815,638)(c)		110,037,549
OTHER LIABILITIES IN EXCESS OF ASSETS — (15.5)%		(14,777,285)

NET ASSETS — 100%		$95,260,264

(a)	Non-income producing securities.
(b)	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
(c)	Aggregate cost for Federal income tax purposes is $96,128,353. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$18,026,153
Excess of tax cost over value	$(4,116,957)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Shares	Value

COMMON STOCKS — 98.8%
Consumer Discretionary — 19.3%
Apollo Group, Inc.(a)(b)	8,890	$632,968
Cheesecake Factory(a)	21,300	780,432
Comcast Corp. — Class A(a)(b)	32,470	857,208
Ebay, Inc.(a)	10,720	480,363
Home Depot, Inc.	22,160	925,845
Nike, Inc.	5,980	510,094
Starbucks Corp.(a)	19,430	591,644
Target Corp.	8,440	451,624
Tiffany & Co.	12,630	514,041
Time Warner, Inc.	37,770	679,105
Walt Disney Co.	18,000	448,740

		6,872,064

Consumer Staples — 9.4%
Alberto-Culver Co., Class B	13,360	580,893
Nestle ADR	7,060	527,735
Pepsico, Inc.	16,060	950,752
Procter & Gamble Co.	13,510	772,637
Sysco Corp.	15,920	514,534

		3,346,551

Energy — 3.9%
National—Oilwell, Inc.(a)	7,660	464,349
Schlumberger Ltd.	4,390	420,255
Smith International, Inc.(b)	13,270	501,473

		1,386,077

Financials — 8.5%
American International Group	7,410	497,507
Capital One Financial	10,530	874,622
Legg Mason, Inc.	4,975	610,184
MGIC Investment Corp.	9,220	600,222
Moody’s Corp.	7,340	441,501

		3,024,036

Health Care — 17.7%
Abbott Laboratories	10,910	411,416
Alcon, Inc.	3,510	492,102
Biomet, Inc.	14,880	530,026
Cephalon, Inc.(a)(b)	20,800	1,057,679
Genzyme Corp.(a)	9,440	701,770
Johnson & Johnson	7,690	474,858
Lilly (Eli), & Co.	6,825	344,663
Medco Health Solutions, Inc.(a)	10,380	556,887
Medtronic, Inc.	11,700	650,169
Pfizer, Inc.	40,985	868,881
Wyeth Co.	5,480	227,749

		6,316,200

Industrials — 10.6%
Danaher Corp.	16,610	921,855
Ingersoll Rand Co.	13,900	550,857

	Shares	Value

COMMON STOCKS — Continued
Industrials — Continued
Precision Castparts Corp.	11,090	$565,479
Tyco International, Ltd.	23,030	656,816
United Technologies	19,950	1,074,108

		3,769,115

Information Technology — 27.1%
Adobe Systems, Inc.(b)	13,940	454,583
Cisco Systems(a)	62,750	1,100,635
Cognos, Inc(a)	19,060	639,463
Dell Computer Corp.(a)(b)	37,430	1,128,889
Electronic Arts, Inc.(a)	10,580	596,289
Intel Corp.	36,520	974,354
Intuit, Inc.(a)	9,360	501,415
Microsoft	76,420	2,117,597
Qualcomm, Inc.	13,970	635,216
Symantec Corp.(a)	14,370	253,918
Tessera Technologies, Inc.(a)	11,490	315,975
Texas Instruments, Inc.	17,510	568,725
YAHOO!, Inc.(a)(b)	10,670	429,254

		9,716,313

Materials — 0.9%
Alcoa, Inc.	12,290	336,869

Telecommunication — 1.4%
Sprint Nextel Corp.	19,322	483,823

TOTAL COMMON STOCKS
(Cost $28,857,110)		35,251,048

	Par (000)
REPURCHASE AGREEMENT — 1.2%
Banc America Securities LLC
(Agreement Dated 11/30/05 to be repurchased at $430,047 collateralized by 880,000 (Value $439,434) U.S. Treasury Strip, 8.75%, due 05/15/20) 3.93%, 12/01/05	$430	430,000

TOTAL REPURCHASE AGREEMENT
(Cost $430,000)		430,000

SECURITIES LENDING COLLATERAL — 11.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	4,142	4,141,940

TOTAL SECURITIES LENDING COLLATERAL
(Cost $4,141,940)		4,141,940

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

EQUITY GROWTH FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

TOTAL INVESTMENT IN SECURITIES — 111.6%
(Cost $ 33,429,050)(c)		$39,822,988
OTHER LIABILITIES IN EXCESS OF ASSETS — (11.6)%		(4,126,851)

NET ASSETS — 100%		$35,696,137

(a)	Non-income producing securities.
(b)	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
(c)	Aggregate cost for Federal income tax purposes is $33,592,597. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$7,155,710
Excess of tax cost over value	$(925,318)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Shares	Value

COMMON STOCKS — 93.0%
Autos & Transportation — 4.8%
Alexander & Baldwin, Inc.(b)	29,600	$1,480,592
Kirby Corp.(a)	22,100	1,175,720
Knight Transportation	45,900	1,476,603
Old Dominion Freight Line, Inc.(a)	31,900	1,212,519
SCS Transportation, Inc.(a)	14,500	285,795
Skywest, Inc.	18,500	549,450
Thor Industries, Inc.	31,700	1,214,744
Universal Truckload Services, Inc.(a)	62,800	1,467,008
Wabtec	52,200	1,348,326
Yellow Roadway Corp.(a)	15,500	730,205

		10,940,962

Consumer Discretionary — 22.6%
A.H. Belo Corp.	24,300	529,740
Advisory Board(a)	31,700	1,531,744
Alderwoods Group, Inc.(a)	68,500	1,028,870
AMERICA’S Car Mart, Inc.(a)	31,450	506,974
American Greetings Corp., Class A(b)	39,800	1,042,760
Ann Taylor Stores Corp.(a)(b)	38,700	1,173,771
BJ’S Restaurant, Inc.(a)	312,700	7,423,497
Borders Group, Inc.	37,400	762,586
Brinks Co.	32,800	1,514,048
Carters, Inc.(a)(b)	35,900	2,195,285
Casella Waste Systems , Class A(a)	54,700	669,528
Cato Corp.	55,550	1,199,880
CBRL Group, Inc.	6,300	233,037
CEC Entertainment, Inc.(a)	25,500	912,900
Cheesecake Factory(a)	37,000	1,355,680
Coach, Inc.(a)	47,200	1,625,096
Dollar Tree Stores, Inc.(a)	38,700	888,552
First Cash Services, Inc.(a)	52,650	1,526,850
Furniture Brands Intl.(b)	24,300	484,785
Guitar Center, Inc.(a)	34,800	1,835,352
Hibbett Sporting Goods(a)(b)	107,350	3,216,206
Insight Enterprises, Inc.(a)	39,800	829,034
International Rectifier(a)	19,900	705,654
K-Swiss, Inc., Class S	26,600	830,718
Kellwood Co.	28,200	651,984
Kenneth Cole Productions, Inc.	20,500	575,640
Lenox Group, Inc.(a)	18,600	229,896
Meredith Corp.	13,100	668,100
Pier 1 Imports(b)	52,000	660,400
Resources Connection(a)(b)	63,000	1,829,520
Service Corp. International	89,300	733,153
Sonic Corp.(a)(b)	50,812	1,503,527
Sports Authority, Inc.(a)(b)	27,591	868,289
Stages Stores, Inc.(b)	21,150	632,597
Tractor Supply Co.(a)(b)	21,000	1,131,060
United Stationers, Inc.(a)	18,300	896,700
Urban Outfitters, Inc.(a)(b)	103,000	3,178,580

Warnaco Group, Inc.(a)	69,600	1,710,072

	Shares	Value

COMMON STOCKS — Continued
Consumer Discretionary — Continued
Wolverine World Wide	40,400	$877,488
Zale Corp.(a)	33,900	945,810

		51,115,363

Consumer Staples — 1.1%
Bunge Ltd.(b)	12,900	690,150
Constellation Brands, Inc.(a)	38,600	911,732
Del Monte Foods Co.(a)	96,000	948,480

		2,550,362

Energy — 6.3%
Alpha Natural Resources, Inc.(a)	39,600	951,192
Arch Coal, Inc.	17,600	1,355,904
Energy Partners Ltd.(a)(b)	44,800	1,036,672
Grey Wolf, Inc.(a)	145,900	1,095,709
Input/Output, Inc.(a)(b)	160,000	1,190,400
Newfield Exploration Co.(a)	25,500	1,179,630
Newpark Resources, Inc.(a)	118,000	864,940
Seacor Holdings, Inc.(a)	16,000	1,077,600
Tesoro Corp.	11,300	622,291
TODCO-CL A	18,800	780,012
W-H Energy Services, Inc.(a)	73,200	2,439,756
Whiting Petroleum Corp.(a)	41,500	1,720,175

		14,314,281

Financial Services — 16.8%
American Equity Investment	93,100	1,094,856
Amerisafe, Inc.(a)	72,200	709,726
Amerus Group	26,500	1,556,345
Ashford Hospitality Trust	44,200	471,614
Bank of Hawaii Corp.	23,300	1,202,513
BankUnited Financial Corp.	40,400	1,029,796
Boston Private Financial	40,800	1,264,800
Brandywine Realty Trust	22,900	663,642
Brookline Bancorp	57,900	814,074
Camden Property Trust	22,100	1,303,900
Colonial Bancgroup, Inc.	72,700	1,810,957
Compass Bancshares	12,300	596,058
Delphi Financial Group	51,400	2,435,332
Education Realty Trust, Inc.	30,000	374,700
Euronet Worldwide, Inc.(a)	55,100	1,488,802
First Republic Bank	33,200	1,287,164
Greater Bay Bancorp(b)	38,500	1,025,640
Harleysville Group	24,300	663,633
Highland Hospitality	65,400	706,974
Independent Bank Corp.	11,200	327,376
Infinity Property & Casualty Corp.	22,700	838,765
MAF Bancorp, Inc.	23,700	1,008,909
Midwest Banc Holdings, Inc.	43,100	973,629
NBT Bancorp, Inc.	16,500	377,355
Platinum Underwriters	29,200	889,432
Portfolio Recovery Associates, Inc.(a)(b)	46,400	1,778,048

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Financial Services — Continued
Prentiss Properties Trust	23,800	$975,800
Provident Bankshares	36,800	1,311,552
RAIT Investment Trust	37,700	990,756
Reckson Assoc Realty Corp.	30,400	1,116,592
Republic Bancorp	55,972	695,177
Signature Bank(a)	54,200	1,560,418
Sterling Financial	35,816	934,798
Strategic Hotel Capital, Inc.	70,400	1,300,288
Triad Guaranty, Inc.(a)	17,300	750,128
WR Berkley Corp.	37,800	1,762,236

		38,091,785

Health Care — 12.2%
Align Technology, Inc.(a)	124,000	858,080
Amylin Pharmaceuticals, Inc.(a)(b)	28,600	1,069,926
Animas Corp.(a)(b)	93,100	1,585,493
Arrow International, Inc.	17,800	530,974
Bio-Rad Laboratories, Class A(a)(b)	16,400	958,088
CombinatoRx, Inc.(a)	36,700	280,755
Conceptus, Inc.(a)(b)	79,600	1,231,412
Conor Medsystems, Inc.(a)(b)	36,000	711,720
CV Therapeutics(a)(b)	76,800	1,899,264
Diagnostic Products Corp.	13,500	614,925
Digene Corp.(a)	33,900	929,538
Encysive Pharmaceuticals, Inc.(a)(b)	112,100	1,274,577
Immucor, Inc.(a)	45,375	1,123,939
Keryx Biopharmaceuticals(a)	77,900	1,082,031
MGI Pharma, Inc.(a)(b)	80,600	1,591,044
Micrus Endovascular Corp.(a)	59,600	408,260
Nastech Pharmaceutical(a)(b)	90,800	1,298,440
Nektar Therapeutics(a)(b)	79,300	1,333,826
Owens & Minor, Inc.	35,400	1,003,944
Par Pharmaceutical Companies, Inc.(a)	21,900	582,759
Pediatrix Medical Group, Inc.(a)	13,300	1,124,648
PRA International(a)	27,000	748,980
Protein Design Labs(a)(b)	56,500	1,573,525
Rehabcare Group, Inc.(a)	22,100	427,856
Rigel Pharmaceuticals, Inc.(a)	46,800	1,025,856
Seracare Life Sciences Inc.(a)	31,000	679,830
Telik, Inc.(a)	5,600	93,968
United Therapeutics Corp.(a)(b)	23,100	1,650,033

		27,693,691

Materials & Processing — 7.5%
Albemarle Corp.	20,400	750,720
Chaparral Steel Co.(a)	14,800	370,000
Crown Holdings, Inc.(a)	61,700	1,143,918
Gilbraltar Industries, Inc.	38,400	844,416
Griffon Corp.(a)(b)	33,000	803,880
H. B. Fuller Co.	29,000	898,420
Harsco Corp.	17,800	1,182,810

	Shares	Value

COMMON STOCKS — Continued
Materials & Processing — Continued
HouseValues, Inc.(a)(b)	71,200	$909,936
Insituform Technologies(a)	24,000	476,880
IPSCO, Inc.	10,000	773,800
Kaydon Corp.	31,300	1,012,868
Macdermid, Inc.	34,600	982,986
Mueller Industries, Inc.	24,300	657,801
NCI Building Systems, Inc.(a)(b)	40,600	1,768,130
Pactiv Corp.(a)	26,100	528,264
Polyone Corp.(a)	81,800	471,986
Spartech	33,600	712,656
Texas Industries	14,800	738,224
Walter Industries, Inc.(b)	25,900	1,304,065
Westlake Chemical Corp.	23,600	661,272

		16,993,032

Producer Durables — 5.3%
Crane Co.	26,500	839,785
Cymer, Inc.(a)(b)	27,500	1,051,050
Entegris, Inc.(a)	71,500	722,150
ESCO Technologies, Inc.(a)	31,900	1,371,700
Federal Signal Corp.	16,400	267,976
KB Home(b)	17,200	1,200,044
Lincoln Electric Holdings, Inc.	35,400	1,444,674
Mine Safety Applicances Co.	22,900	888,749
Polycom, Inc.(a)	79,600	1,306,236
Smith (A.O.) Corp.	15,000	544,050
Symmetricom, Inc.(a)	114,700	1,004,772
Technitrol, Inc.	49,800	881,460
WCI Communities, Inc.(a)	17,700	454,536

		11,977,182

Technology — 14.4%
Acxiom Corp.	44,500	987,010
Akamai Technologies(a)(b)	68,200	1,361,272
Bell Microproducts(a)	65,100	559,860
Brocade Communications Systems, Inc.(a)	163,300	713,621
Checkpoint Systems, Inc.(a)	42,000	1,005,900
CommScope, Inc.(a)	46,000	943,460
Datastream Systems, Inc.(a)	65,100	527,310
Emulex Corp.(a)	42,900	854,997
F5 Networks, Inc.(a)(b)	24,100	1,273,203
FormFactor, Inc.(a)	31,600	886,696
Informatica Corp.(a)	91,900	1,032,956
Ingram Micro, Inc.(a)	62,900	1,181,262
InPhonic, Inc.(a)(b)	64,000	755,840
iRobot Corp.(a)(b)	16,000	466,240
Marchex, Inc.(a)(b)	71,000	1,661,400
Micromuse, Inc.(a)	80,700	597,987
Microsemi Corp.(a)	46,700	1,295,925
Netgear, Inc.(a)	25,600	494,080
NMS Communications Corp.(a)	125,000	490,000

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

CAPITAL OPPORTUNITIES FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Shares	Value

COMMON STOCKS — Continued
Technology — Continued
O2Micro International Ltd.(a)	100,500	$1,148,715
Overland Storage, Inc.(a)	9,700	77,212
Plexus Corp.(a)	50,300	1,081,450
QAD, Inc.	40,500	315,900
Redback Networks, Inc.(a)	106,800	1,440,732
SafeNet, Inc.(a)	3,000	106,650
Secure Computing Corp.(a)	87,800	1,206,372
Semtech Corp.(a)	71,500	1,423,565
SiRF Technology Holdings, Inc.(a)	37,700	1,045,044
Symbol Technologies, Inc.	49,800	569,214
Synnex Corp.(a)	33,300	521,145
Synopsys, Inc.(a)	49,100	958,432
Tekelec(a)	77,300	1,004,900
Tessera Technologies, Inc.(a)	36,200	995,500
Tibco Software, Inc.(a)(b)	147,900	1,237,923
Websense, Inc.(a)(b)	37,600	2,442,120

		32,663,893

Utilities — 2.0%
Black Hills Corp.	11,000	402,050
El Paso Electric Co.(a)	40,400	873,852
Fairpoint Communications, Inc.	40,400	482,780
Otter Tail Corp.	28,700	862,435
PNM Resources	39,050	1,014,129
Southwest Gas Corp.	30,900	819,468

		4,454,714

TOTAL COMMON STOCKS
(Cost $162,495,591)		210,795,265

	Par (000)
AGENCY OBLIGATIONS — 7.4%
Fannie Mae — 3.4%
Note,
3.91%, 12/1/05	$ 120	119,987
Note,
3.75%, 12/5/05	6,660	6,656,393
Note,
3.95%, 12/15/05	930	928,469

		7,704,849

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Freddie Mac — 4.0%
Discount Note,
3.94%, 12/13/05	$1,600	$1,597,724
Discount Note,
3.71%, 12/12/05	2,410	2,406,843
Discount Note,
3.70%, 12/13/05	4,350	4,343,813
Discount Note,
3.94%, 12/14/05	660	658,989

		9,007,369

TOTAL AGENCY OBLIGATIONS
(Cost $16,714,041)		16,712,218

SECURITIES LENDING COLLATERAL — 23.1%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	52,223	52,223,071

TOTAL SECURITIES LENDING COLLATERAL
(Cost $52,223,071)		52,223,071

TOTAL INVESTMENT IN SECURITIES — 123.5%
(Cost $231,432,704)(c)		279,730,554
OTHER LIABILITIES IN EXCESS OF ASSETS — (23.5)%		(53,168,726)

NET ASSETS — 100%		$226,561,828

(a)	Non-income producing securities.
(b)	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
(c)	Aggregate cost for Federal income tax purposes is $232,148,806. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$54,223,864
Excess of tax cost over value	$(6,642,115)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — 95.2%
Australia — 0.7%
Billiton	59,472	$956,309
Brambles Industries Ltd.(b)	23,830	170,112
CSL Ltd.	10,767	313,570
Newcrest Mining	73,061	1,148,389
Orica Ltd.	60,770	893,948
Orica Ltd. Rights	7,596	27,211
Patrick Corp. Ltd.	40,652	219,156
Rio Tinto Ltd.	4,194	189,872

		3,918,567

Austria — 2.3%
Bank Austria Creditanstal	14,147	1,563,885
Flughafen Wien AG	3,492	221,674
Immofinanz Immobilien Anlagen AG(a)	75,857	717,897
OMV AG	24,375	1,342,981
Raiffeisen Intl Bank-Holding AG(a)	14,296	886,666
Telekom Austria AG	374,051	8,468,992
Wienerberger Baustoffindustrie AG	6,941	265,426

		13,467,521

Belgium — 0.5%
Almancora Communications	4,010	401,385
Fortis	15,920	471,709
Inbev	4,098	172,936
KBC Bancassurance Holding	21,170	1,832,650

		2,878,680

Bermuda — 0.0%
Clear Media Ltd.(a)	121,000	109,161
Texwinca Holdings Ltd.	140,000	99,274

		208,435

Brazil — 0.0%
Aracruz Celulose	4,300	167,700

Bulgaria — 0.0%
Bulgaria Compensation Notes(a)	86,497	32,229
Bulgaria Housing Compensation Notes(a)	46,870	18,651
Bulgaria Registered Compensation Vouchers(a)	19,166	6,956

		57,836

Canada — 0.0%
Bema Gold Corp.(a)	48,340	133,864
Centerra Gold, Inc.(a)	777	15,661
Eldorado Gold Corp.(a)	27,008	108,134
Ivanhoe Mines Ltd.(a)	3,568	26,307

		283,966

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
China — 0.1%
Weiqiao Textile Company Ltd	164,998	$218,752
Wumart Stores, Inc.	73,631	146,573

		365,325

Cyprus — 0.0%
Bank of Cyprus Ltd. Rights	17,480	5,357
Bank of Cyprus Publis Co. Ltd.	17,480	85,738

		91,095

Czech Republic — 0.5%
Ceske Energeticke Zavody A/S	5,466	150,767
Komercni Banka	19,503	2,711,054

		2,861,821

Denmark — 0.4%
BASF AG	4,992	367,077
Bryggerigruppen A/S	1,700	129,003
Chr. Hansen Holding A/S	1,525	140,594
Danske Bank	17,706	568,911
Kobenhavns Lufthavne A/S	1,659	520,599
Novo Nordisk A Series B	5,050	271,262
TDC A/S	5,595	335,590
Vestas Wind Systems A/S(a)	16,014	237,894

		2,570,930

Finland — 0.2%
Fortum Oyj	13,444	235,705
Nokia A Shares	41,794	713,493
Stockmann Oyj Abp	4,500	170,652

		1,119,850

France — 10.2%
Accor SA	1,847	97,792
Air Liquide	4,528	814,469
Alcatel Alsthom(a)	47,911	590,882
Alstom Rgpt(a)	2,006	113,119
Atos Origin(a)	3,028	203,050
Autoroutes du Sud de la France	3,190	181,865
Banque Nationale de Paris	74,614	5,871,615
Bouygues	19,509	930,105
Carrefour	95,978	4,154,757
Eurazeo	1,660	157,847
France Telecom	678,466	16,970,387
Generale de Sante	4,740	163,592
JC Decaux SA(a)	8,386	182,323
Lafarge SA	19,226	1,648,160
LVMH Moet Hennessy(b)	21,303	1,816,533
Michelin	2,276	123,723
Pernod-Ricard SA(b)	8,060	1,315,895
Pinault-Printemps-Redoute SA	6,823	733,278
Publicis Groupe	10,580	356,940

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
France — Continued
Renault	1,923	$149,729
Sanofi-Synthelabo SA	71,873	5,781,077
Schnelder Electric SA	3,204	275,002
Societe Generale	17,401	2,062,260
Societe Television Francaise	15,234	381,109
St. Gobain	6,392	368,948
Suez SA	22,431	638,559
Total Fina Elf(b)	53,806	13,445,082
Vinci SA(a)	7,525	596,351

		60,124,449

Germany — 7.1%
Adidas AG	3,143	550,992
Allianz AG	2,164	314,116
Bayer AG	51,287	2,042,136
Bayer Hypo Vereins(a)	15,763	460,368
Bayerische Motoren Werke AG	101,773	4,477,263
Commerzbank AG	32,483	954,511
Continental AG	1,913	161,818
DaimlerChrysler	6,850	345,608
Deutsche Bank AG	7,247	706,330
Deutsche Boerse AG	1,850	182,123
Deutsche Post	26,600	578,823
Deutsche Postbank AG	3,849	208,722
Deutsche Telekom	198,973	3,304,757
E. On AG	8,533	811,324
Fraport AG	35,942	1,780,259
Fresenius	1,697	200,338
Fresenius AG Rights	1,697	3,601
Fresenius Medical Care(b)	8,774	831,864
Henkel Kgaa	3,890	343,546
Henkel Kgaa-Vorzug	607	58,449
Hypo Real Estate Holdings	3,668	190,171
IVG Immoblilien AG	5,994	115,734
KarstadtQuelle AG(a)(b)	13,653	175,872
Linde AG	47,459	3,386,990
MAN AG	1,912	95,017
Metro GR	4,113	184,048
Muenchener Reuckversicherungs	19,681	2,567,227
Porsche(b)	7,186	5,364,156
Praktiker Bau-und Heimwerkermarkte(a)	8,120	148,077
Prosieben AG(b)	14,018	250,461
RWE AG	62,556	4,303,884
Schering AG	2,888	186,630
Siemens AG(b)	85,129	6,430,979

		41,716,194

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Greece — 0.3%
Alpha Bank	8,220	$241,674
Hellenic Telecom(a)	34,644	742,389
National Bank of Greece SA	13,672	533,105

		1,517,168

Hong Kong — 0.0%
Beijing Capital International Airport Co. Ltd.	146,000	62,639
China Merchants Holdings Intl Co. Ltd.	54,000	113,095
Shenzhen Chiwan Wharf Holdings Ltd.	40,040	58,749

		234,483

Hungary — 0.3%
Egis RT	2,170	222,929
Matav RT	184,716	830,097
OTP Bank	21,661	711,059

		1,764,085

India — 0.2%
Bharti Televentures Ltd.(a)	132,714	1,032,077
State Bank of India(a)	18,816	367,569

		1,399,646

Indonesia — 0.1%
Indofood Sukses Makmur	612,015	51,833
PT Telekomunikasi Indonesia	415,320	228,791
Semen Gresik	74,703	133,551

		414,175

Ireland — 0.1%
Celtic Resource Holdings(a)	14,510	45,913
Dragon Oil PLC(a)	174,134	469,325

		515,238

Italy — 3.1%
Assicurazioni Generali SPA(b)	26,437	818,340
Banca Intesa	114,049	524,809
Banca Intesa SPA	114,988	554,236
Banca Popolare	63,818	621,881
Banca Popolare dell’Emilia Romagna Scrl	2,656	137,424
Banca Popolare Di Sondrio Scrl(a)	4,412	62,929
Banca Popolare di Verona e Novara	17,340	335,963
Banche Popolari Unite Scrl	18,083	396,239
Beni Stabili SPA	75,000	71,299
Buzzi Unicem SPA	28,325	432,761
Capitalia SPA	54,789	306,539
Cassa Di Risparmio	186,012	548,121

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Italy — Continued
Credito Emiliano	49,350	$538,762
Ente Nazionale Idrocarburi	185,708	5,034,986
Finmeccanica SPA(a)	9,537	175,807
Geox SPA	8,609	94,236
Luxottica Group SPA	6,812	167,638
Parmalat SPA(a)	77,762	190,665
Telecom Italia RNC	3,019,939	7,176,307

		18,188,942

Japan — 16.4%
Aeon Credit Service Ltd.	4,115	309,624
Aiful Corp.	4,900	370,320
Aisin Seiki Co. Ltd.	5,100	156,931
Asatsu-DK, Inc.	22,500	725,283
Bank of Fukuoka	10,000	74,689
Bank of Yokohama	48,000	356,571
Bridgestone Corp.	8,000	171,272
Canon, Inc.	88,463	4,975,509
Central Japan Railway Co.	570	4,888,839
Chiba Bank Ltd.	9,000	73,422
Credit Saison	13,618	583,100
Dai Nippon Printing	388,000	6,608,735
Daikin Ind., Ltd.	6,900	187,232
Denso Co.	11,498	352,855
Dentsu, Inc.	33	88,742
East Japan Railway Co.	43	269,936
Exedy	2,700	72,223
Fanuc Ltd.	2,500	204,201
Fuji Photo Film	114,525	3,668,680
Fuji Television Network	173	377,006
Fujitsu Ltd.	12,000	87,663
Gunma Bank Ltd.	12,000	81,420
Hitachi Capital Corp.	8,600	171,731
Honda Motor Y50	16,906	945,520
Ibiden Co. Ltd.	6,300	336,754
Itochu Corp.	37,000	278,375
Jafco Co. Ltd.	1,500	105,950
Japan Tobacco, Inc.	37	496,524
Joyo Bank Ltd.	13,000	73,463
JS Group Corp.	4,808	88,827
Kansai Electric Power, Inc.	238,900	5,072,221
Kao Corp.	278,000	6,524,486
Koito Manufacturing Co.	13,987	200,559
Kyocera Corp.	28,600	1,949,531
Lawson, Inc.	52,500	2,090,305
Leopalace 21 Corp.	3,039	96,709
Matsushita Electric Ind.	76,423	1,541,897
Merrill Lynch Nikkei 225 Index Warrant(a)	3,376	419,817
Merrill Lynch Tokyo Price Index Warrant(a)	67,211	865,720

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Japan — Continued
Mitsubishi Electric Corp.	821,000	$5,483,508
Mitsubishi Estate Co.	82,000	1,196,689
Mitsubishi Tokyo Finance	171	2,161,726
Mizuho Financial Group, Inc.	182	1,276,325
NEC Corp.	767,000	4,616,300
NGK Spark Plug Co.	13,000	273,452
Nikko Securities	11,053	149,588
Nissan Motor Co. Ltd.	8,279	85,045
Nitto Denko Corp.	6,900	472,181
Nomura Securities	31,594	525,357
NSK Ltd.	14,000	90,717
NTT Docomo, Inc.	2,533	3,968,991
Oriental Land Co.	53,400	2,842,527
Orix Corp.	1,200	257,245
Osaka Gas Co.	768,000	2,516,551
Ricoh Co. Ltd.	8,000	139,627
Rohm Co.	33,200	2,995,771
Secom Co. Ltd.	5,000	255,826
Sega Sammy Holdings, Inc.	4,300	137,633
Seven & I Holdings Co.(a)	10,118	353,896
Sharp Corp.	25,000	385,891
Shinsei Bank NPV	895,000	5,005,744
SMC Co.	1,355	181,086
Sony Corp.	21,373	792,197
Sumitomo Mitsui Financial	152	1,424,564
Sumitomo Rubber Ind. Ltd.	6,891	92,867
Sumitomo Trust & Bank	32,615	273,324
Takeda Chemical Industries	4,600	251,631
Takefuji Corp.	1,890	127,341
TDK Corp.	3,700	307,816
Teppan Printing	12,000	131,525
Tokyo Gas Co. Ltd.	1,234,000	4,957,824
Toshiba Corp.	52,101	272,691
Toyota Motor Corp.	38,492	1,862,672
Trend Micro, Inc.	2,500	83,774
Yamaha Motor Co. Ltd.	8,300	188,867
Yamanouchi Pharmaceutical	93,744	3,610,872

		95,692,283

Korea — 1.4%
NHN Corp.(a)	847	198,778
Samsung Electronics	3,940	2,269,452
Samsung Electronics ADR	20,588	5,931,758

		8,399,988

Luxembourg — 0.2%
Arcelor	46,785	1,117,073
Millicom International Cellular SA(a)	5,356	123,402

		1,240,475

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Mexico — 0.2%
Consorcio ARA, S.A. de C.V.	11,915	$49,674
Fomento Economico	43,253	294,378
Fomento Economico Mexicano	8,872	603,207
Grupo Financiero Banorte	42,746	91,940
Urbi, Desarrollos Urbanos(a)	13,345	95,466

		1,134,665

Netherlands — 7.3%
ABN AMRO Holding NV	253,344	6,229,197
Aegon NV	11,224	177,685
Akzo Nobel NV	70,321	3,150,643
CSM	71,452	1,982,172
Euro Aero Defence	6,139	226,764
Euronext NV	3,437	154,763
Fortis NL	113,465	3,362,031
Heineken	13,321	407,318
ING Groep	182,575	5,898,142
Koninklijke (Royal) KPN NV	55,712	550,856
Philips Electronics	33,488	930,939
Royal Dutch Shell PLC(b)	197,675	6,080,818
Royal Numico NV(a)	7,437	305,512
TPG NV	26,674	718,312
Unilever NV — CVA	191,052	12,813,087
VNU — Verenigde Nederalndse Uitgeversbedrijven	4,205	130,812

		43,119,051

New Zealand — 0.6%
Auckland International Airport Ltd.	133,692	170,727
Telecom Corp. of New Zealand Ltd.(b)	869,894	3,545,018

		3,715,745

Norway — 0.6%
Acta Holding ASA	35,000	74,853
DNB Holding ASA	11,407	119,718
Norsk Hydro(b)	12,252	1,230,635
Orkla ASA	6,450	239,087
Statoil ASA	75,560	1,652,481
Telenor ASA	9,566	89,726
Tomra Systems ASA(b)	23,200	162,869

		3,569,369

Philippines — 0.0%
Philippine Long Distance Telephone	4,631	148,301

Poland — 1.4%
Agora SA	10,316	213,451
Bank Pekao	48,505	2,559,869
Bank Zachodni WBK SA	5,130	195,845

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Poland — Continued
BK Przemyslowo-Handlowy	4,552	$944,125
Budimex(a)	11,688	119,849
CCC SA(a)	11,973	109,321
Cersanit — Krasnystaw SA(a)	50,860	196,313
Grupa Kety SA	4,040	154,098
Inter Cars SA	4,873	32,610
Inter Groclin Auto SA(a)	1,872	40,101
Polska Grupa Faraceutyczna	3,985	64,853
Powszechna Kasa Oszczednosci Bank Polski SA	304,220	2,554,520
Sanockie Zaklady Przemyslu Gumowego Stomil SA(a)	1,238	47,760
Sniezka SA	8,995	68,401
Telekomunikacja Polsk	90,886	652,704
ZM Duda SA(a)	69,090	192,746

		8,146,566

Portugal — 0.0%
Jeronimo Martins	4,286	61,567
Portugal Telecom SA	19,594	179,343

		240,910

Romania — 0.3%
Impact SA	616,687	88,337
Petrom(a)	6,105,036	953,296
Romanian Development Bank	83,650	388,618
Socep Constanta(a)	532,000	42,394

		1,472,645

Russian Federation — 1.4%
Gazprom(a)	25,013	1,750,910
Lukoil Holding ADR	25,600	1,459,200
Norilsk Nickel	11,955	1,006,611
NovaTek(a)	408	9,180
NovaTek OAO(a)	128	299,520
Rolast AG(a)	906,000	21,630
Sberbank RF	2,686	2,950,026
Tyumen Oil Company(a)	47,303	298,009
Unified Energy Sys — Reg S GDR(a)	1,263	51,657
Unified Energy System — Reg S GDR(a)	3,603	147,687
Uralsvyazinform ADR	20,161	144,756
Volgatelecom	27,056	198,050

		8,337,236

Singapore — 0.4%
Singapore Telecommunications Ltd.	95,000	140,736
United Overseas Bank Ltd.	262,000	2,245,342

		2,386,078

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Spain — 1.7%
Actividades de Construccion y Servicios SA	6,175	$177,896
Banco Bilbao Vizcaya Argenta	72,047	1,269,600
Corporacion Mapfre	9,373	157,361
Endesa SA	17,148	445,241
Fadesa Inmobiliaria	2,747	87,946
Groupo Empresarial Ence	7,257	222,133
Grupo Ferrovial SA	6,487	451,394
Grupo Prisa	9,723	166,961
Industria de Diseno Textil SA	8,899	261,720
Repsol SA	36,593	1,077,355
Telefonica De Espana	386,399	5,703,026

		10,020,633

Sweden — 1.9%
AB SKF(a)	264,292	3,437,665
Ericsson	81,594	265,611
Foreningssparbanken	52,109	1,332,042
Getinge AB	19,673	252,573
Hennes & Mauritz AB	4,000	125,048
Modern Times Group(a)	12,451	482,170
Nordic Baltic Holdings	353,393	3,436,857
Skandinaviska Enskilda Banken	67,400	1,265,465
Skanska AB	47,480	706,439
Telia AB	10,000	50,801

		11,354,671

Switzerland — 9.9%
BKW FMB Energie AG(a)	850	56,260
Cie Financiere Richemont	13,402	527,930
Credit Suisse Group	97,351	4,721,100
Holdersbank Bearer	115,893	7,493,402
Nestle	73,581	21,683,005
Nobel Biocare Holding AG	2,029	459,604
Novartis AG	198,467	10,358,054
Roche Holdings	20,691	3,097,331
SGS SA	367	296,460
Swatch Group AG	7,478	1,074,774
Synthes-Stractec, Inc.	2,455	263,180
UBS AG	87,855	8,063,997

		58,095,097

Taiwan — 0.4%
Chungwa Telecom ADR	127,456	2,220,284

Turkey — 1.5%
Akbank T.A.S.	263,153	2,091,052
Aygaz A.S.	12,857	48,868
Cimsa Cimento Sanayi ve Ticaret A.S.	26,092	172,351
Dogan Sirketler Grubu Holdings A.S.(a)	271,986	828,114

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
Turkey — Continued
Dogan Yayin Holding A.S.(a)	1	$3
Haci Omer Sabanci Holding A.S.	210,201	1,252,159
Hurriyet Gazetecilik ve Matbaakilik A.S.	25,008	95,891
Koc Holding A.S.	150,033	733,380
Tupras — Turkiye Petrol Rafine	5,176	90,863
Turkiye Garanti Bankasi A.S.(a)	342,819	1,153,550
Turkiye Is Bankasi	260,009	2,237,814
Turkiye Vakiflar Bankasi T-D T.A.O.(a)	70,473	348,464

		9,052,509

Ukraine — 0.0%
Centerenergo(a)	4,060	23,913
Ukrnafta ADR	73	16,608

		40,521

United Kingdom — 23.4%
Aegis Group PLC	84,416	173,141
Associated British Ports Holdings	37,523	370,704
BAA	250,107	2,741,642
Barclays	344,305	3,494,389
BG Group PLC	10,410	96,720
Billiton	353,259	5,243,938
BOC Group	379,751	7,276,110
BP Amoco	1,104,774	12,131,306
British Aerospace	42,449	247,035
British American Tobacco	220,075	4,799,668
British Land Co.	5,556	93,713
British Sky Broadcasting Group	16,365	138,925
Bunzl PLC	159,881	1,632,460
Burberry Group	77,473	557,004
Cadbury Schweppes	855,204	8,193,772
Compass Group PLC	154,624	561,878
Diageo	151,450	2,180,220
GlaxoSmithKline	377,322	9,340,178
Great Universal Stores	178,584	2,755,171
Hays PLC	2,448,805	5,072,103
Highland Gold Mining Ltd.	22,501	89,464
Hilton Group	571,627	3,286,506
Imperial Tobacco	379,703	11,292,525
InterContinental Hotels Group PLC	397,937	5,361,742
Kazakhmys PLC — W/I(a)	8,891	100,695
Kingfisher PLC	23,015	89,505
National Grid PLC	639,938	5,904,628
Ocean Group PLC	8,496	177,345
Pearson	23,326	269,971
Peninsular & Oriental Steam Navigation Co. PLC	47,263	357,462

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INTERNATIONAL EQUITY FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Shares	Value

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS — Continued
United Kingdom — Continued
Peter Hambro Mining(a)	18,072	$257,755
Prudential Corp.	42,057	381,853
Reckitt Benckiser	219,189	6,754,450
Reed International	798,546	7,073,735
Rolls Royce(a)	332,732	2,233,083
Scottish & Newcastle	42,183	345,691
Scottish Power PLC	391,911	3,588,233
Smith & Nephew	42,175	375,079
Smiths Industries PLC	9,017	151,371
South African Breweries PLC	9,638	170,534
Telewest Global, Inc.(a)	6,827	152,174
Tesco	272,362	1,424,638
UK Royal Bank of Scotland	222,952	6,333,899
UKR Telecom(a)	14,159	94,302
Vodafone Group	4,979,028	10,692,266
Whitbread PLC	11,086	179,522
William Hill PLC	38,440	336,353
Wolseley	110,924	2,349,320
WPP Group PLC(a)	54,638	536,026

		137,460,204

United States — 0.1%
Autoliv	4,188	183,862
News Corp., Inc.	15,976	250,142
Southern Copper Corp.	1,676	106,610

		540,614

Venezuela — 0.0%
Cia Anonima ADR	8,879	126,437

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS, AND WARRANTS
(Cost $472,858,720)		560,380,388

EXCHANGE TRADED FUNDS — 1.4%
Daxex Index Fund	29,018	1,697,883
IShares Dow Jones Euro STOXX 50	51,478	2,092,429
Nikkei 225	16,020	1,992,140
Tokyo Price Index	201,400	2,594,161

TOTAL EXCHANGE TRADED FUNDS
(Cost $8,057,536)		8,376,613

CLOSED END INVESTMENT COMPANIES — 0.1%
Macquarie Airports	77,459	177,455
SIF 1 Banat-Crisana	50,000	35,650
SIF 2 Moldmova	54,000	38,153
SIF 3 Transilvania Brasov	41,000	27,778
SIF 4 Mutenia Bucuresti	75,000	39,199
SIF 5 Oltenia	47,500	38,311

TOTAL CLOSED END INVESTMENT COMPANIES
(Cost $292,703)		356,546

	Par (000)	Value

REPURCHASE AGREEMENTS — 1.2%
Wachovia Securities
(Agreement Dated 11/30/05 to be repurchased at $805,088 collateralized by 765,000 (Value $820,245) U.S. Treasury Note, 6.47%, due 07/15/14) 3.94%, 12/01/05	$ 805	$805,000
Wachovia Securities
(Agreement Dated 11/30/05 to be repurchased at $6,442,705 collateralized by 5,565,000 (Value $6,551,494) U.S. Treasury Note, 6.60%, due 7/15/12) 3.94%, 12/01/05	6,442	6,442,000

TOTAL REPURCHASE AGREEMENTS
(Cost $7,247,000)		7,247,000

SECURITIES LENDING — 3.6%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	21,476	21,476,203

TOTAL SECURITIES LENDING
(Cost $21,476,203)		21,476,203

TOTAL INVESTMENT IN SECURITIES — 101.5%
(Cost $509,932,162)(c)		597,836,750
OTHER LIABILITIES IN EXCESS OF ASSETS — (1.5)%		(9,089,793)

NET ASSETS — 100%		$588,746,957

(a)	Non-income producing securities.
(b)	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
(c)	Aggregate cost for Federal income tax purposes is $491,182,815. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$90,984,991
Excess of tax cost over value	$(5,802,204)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND OPERATING COMPANIES — 98.7%
Apartments — 15.7%
Apartment Investment & Management Co.	35,640	$1,380,337
Archstone-Smith Trust	169,657	7,093,360
Avalonbay Communities, Inc.(a)	65,724	6,010,460
Camden Property Trust	56,250	3,318,750
Equity Residential Property(a)	133,520	5,442,275
Essex Property Trust, Inc.	46,730	4,285,141
GMH Communities Trust	114,545	1,726,193
United Dominion Realty Trust, Inc.	144,580	3,237,146

		32,493,662

Diversified — 5.5%
Eastgroup Properties, Inc.	88,280	3,984,076
Vornado Realty Trust(a)	86,080	7,346,928

		11,331,004

Health Care — 3.2%
Healthcare Realty Trust, Inc.	43,290	1,516,016
Nationwide Health Properties, Inc.(a)	58,600	1,333,150
Ventas, Inc.	120,580	3,801,887

		6,651,053

Hotel — 10.5%
Hilton Hotels Corp.	258,920	5,675,526
Host Marriott Corp.(a)	255,770	4,578,283
LaSalle Hotel Properties	67,530	2,273,060
Starwood Hotels & Resorts Worldwide(a)	151,280	9,152,440

		21,679,309

Mortgage — 2.0%
MGIC Investment Corp.(a)	36,300	2,363,130
Newcastle Investment Corp.	67,210	1,823,407

		4,186,537

Office Properties — 16.7%
Alexandria Real Estate Equities, Inc.(a)	58,240	4,892,160
American Financial Realty Trust Group	66,360	829,500
Arden Realty, Inc.	22,000	1,000,560
BioMed Realty Trust, Inc.	79,700	2,045,899
Boston Properties, Inc.(a)	73,440	5,523,422
CarrAmerica Realty Corp.	62,000	2,188,600
Corporate Office Properties Trust(a)	150,150	5,417,412
Equity Office Properties Trust	134,080	4,180,614
Maguire Properties, Inc.	82,410	2,637,120
SL Green Realty Corp.(a)	80,680	5,958,219

		34,673,506

	Shares	Value

REAL ESTATE INVESTMENT TRUSTS AND OPERATING COMPANIES — Continued
Other — 5.2%
Istar Financial, Inc.	104,560	$3,885,449
Lexington Corporate Properties Trust(a)	90,740	1,931,855
Realty Income	79,290	1,795,126
St. Joe Co.(a)	46,760	3,104,864

		10,717,294

Retail — 28.9%
Developers Diversified Realty Corp.	148,630	6,732,939
Equity One, Inc.(a)	84,890	2,016,986
Federal Realty Investment Trust(a)	38,370	2,416,543
General Growth Properties(a)	225,170	10,272,255
Glimcher Realty Trust	47,480	1,219,286
Kimco Realty Corp.(a)	226,110	7,111,160
Macerich Co.	106,000	7,205,880
Mills Corp.(a)	49,960	2,143,284
Regency Centers Corp.(a)	107,170	6,221,219
Simon Property Group, Inc.(a)	154,490	11,943,621
Weingarten Realty Investors	69,170	2,612,551

		59,895,724

Storage — 4.8%
Public Storage, Inc.(a)	94,350	6,661,110
Sovran Self Storage, Inc.(a)	66,650	3,309,173

		9,970,283

Warehouse/Industrial — 6.2%
Amb Property Corp.	63,900	2,987,964
First Industrial Realty Trust	59,250	2,408,513
Prologis Trust	165,630	7,512,976

		12,909,453

TOTAL REAL ESTATE INVESTMENT TRUSTS AND OPERATING COMPANIES
(Cost $136,064,372)		204,507,825

INVESTMENT COMPANIES — 1.3%
Blackrock Provident Institutional Funds — Temp Fund	1,582,510	1,582,510
Goldman Sachs Financial Square Prime Obligations	1,203,070	1,203,070

TOTAL INVESTMENT COMPANIES
(Cost $2,785,580)		2,785,580

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

DIVERSIFIED REAL ESTATE FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

SECURITIES LENDING — 43.2%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$89,615	$89,615,031

TOTAL SECURITIES LENDING
(Cost $89,615,031)		89,615,031

TOTAL INVESTMENT IN SECURITIES — 143.2.%
(Cost $228,464,984)(b)		296,908,436
OTHER LIABILITIES IN EXCESS OF ASSETS — (43.2)%		(89,608,252)

NET ASSETS — 100%		$207,300,184

(a)	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
(b)	Aggregate cost for Federal income tax purposes is $228,464,984. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$69,184,801
Excess of tax cost over value	$(741,347)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LOW DURATION BOND FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 33.8%
Fannie Mae — 18.5%
Notes
5.50%, 05/02/06	$300	$301,517
2.625%, 01/19/07	200	195,556
4.25%, 09/15/07	200	198,560
2.50%, 06/15/08	250	236,949
4.00%, 09/02/08	200	196,034

		1,128,616

Federal Home Loan Bank — 6.4%
Notes
2.875%, 09/15/06	250	246,677
4.125%, 11/15/06	150	149,276

		395,953

Freddie Mac — 8.9%
Notes
4.875%, 03/15/07	200	200,517
2.75%, 03/15/08	200	191,779
5.125%, 10/15/08	150	151,666

		543,962

TOTAL AGENCY OBLIGATIONS
(Cost $2,088,410)		2,068,531

DOMESTIC CORPORATE BONDS — 33.3%
Auto — 2.4%
Toyota Motor Credit Corp.,
4.40%, 10/01/08	150	148,561

Banking & Financial Services — 18.9%
CIT Group, Inc.,
3.65%, 11/23/07	125	122,137
Countrywide Home Credit,
5.50%, 08/01/06	150	150,759
General Electric Capital Corp.,
5.00%, 06/15/07	150	150,510
Genworth Financial, Inc.,
4.02%, 06/15/07(a)	150	150,330
Merrill Lynch,
3.375%, 09/14/07	150	146,157
Morgan Stanley Dean Witter
6.10%, 04/15/06	100	100,496
4.28%, 01/18/08(a)	125	125,153
Wells Fargo Co.
6.875%, 04/01/06	100	100,670
3.87%, 03/10/08(a)	120	120,123

		1,166,335

Food & Beverage — 2.4%
Pepsico, Inc.,
3.20%, 05/15/07	150	146,966

Machinery & Equipment — 4.7%
Caterpillar Financial Services Corp.,
4.50%, 09/01/08	150	148,714

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Machinery & Equipment — Continued
John Deere Capital Corp.,
3.875%, 03/07/07	$140	$138,526

		287,240

Multimedia — 2.4%
Gannett C., Inc.,
4.125%, 06/15/08	150	146,920

Retail — 2.5%
Target Corp.,
5.50%, 04/01/07	150	151,341

TOTAL DOMESTIC CORPORATE BONDS
(Cost $2,075,658)		2,047,363

U.S. TREASURY OBLIGATIONS — 24.8%
U.S. Treasury Notes — 24.8%
3.125%, 05/15/07	200	196,445
3.25%, 08/15/07	250	245,342
3.00%, 11/15/07	245	238,703
3.00%, 02/15/08	300	291,271
2.625%, 05/15/08	300	287,777
3.125%, 09/15/08	275	265,912

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,539,757)		1,525,450

FOREIGN BONDS — 4.8%
Sovereign Agency — 4.8%
Province of Ontario,
3.35%, 07/16/07	150	146,967
Republic of Italy,
3.75%, 12/14/07	150	147,350

TOTAL FOREIGN BONDS
(Cost $299,724)		294,317

	Shares
INVESTMENT COMPANIES — 2.8%
Fifth Third Government Money Market Institutional Fund	174,752	174,752

TOTAL INVESTMENT COMPANIES
(Cost $174,752)		174,752

TOTAL INVESTMENT IN SECURITIES — 99.5%
(Cost $6,178,301)(b)		6,110,413

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		29,985

NET ASSETS — 100%		$6,140,398

(a)	The rates shown are as of November 30, 2005.
(b)	Aggregate cost for Federal income tax purposes is $6,191,574. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$630
Excess of tax cost over value	$(81,791)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 33.7%
Federal Farm Credit Bank — 2.1%
Notes
2.25%, 09/01/06	$1,385	$1,360,763
2.625%, 09/17/07	1,750	1,690,937

		3,051,700

Federal Home Loan Bank — 7.1%
Notes
2.75%, 03/14/08(b)	5,800	5,560,750
3.625%, 11/14/08(b)	5,000	4,856,250

		10,417,000

Freddie Mac — 8.7%
Mortgage Backed Securities
6.00%, 04/01/14	1,203	1,227,334
5.50%, 10/01/16	666	669,994
Notes
5.125%, 10/15/08	3,825	3,867,458
5.75%, 03/15/09(b)	5,500	5,671,875
4.125%, 10/18/10	1,500	1,456,875

		12,893,536

Fannie Mae — 14.0%
Mortgage Backed Securities
6.50%, 11/01/13	530	546,443
6.00%, 04/01/14	206	210,843
6.50%, 04/01/14	948	978,227
6.00%, 01/01/17	1,176	1,201,860
5.50%, 10/01/17	1,121	1,127,863
Notes
5.50%, 05/02/06	1,800	1,809,000
4.20%, 03/24/08(b)	2,500	2,468,750
4.00%, 09/02/08	3,500	3,430,000
6.625%, 09/15/09(b)	3,300	3,516,068
3.875%, 02/15/10(b)	5,700	5,525,957

		20,815,011

Government National Mortgage Association — 1.8%
Mortgage Backed Securities
6.00%, 06/15/13	372	381,476
6.00%, 07/15/13	584	599,154
6.50%, 06/15/14	161	166,717
6.50%, 11/15/15	150	155,168
5.50%, 09/15/16	546	554,082
5.50%, 10/15/16	46	47,033
6.00%, 04/15/17	557	571,770
4.50%, 11/15/17	167	163,027

		2,638,427

TOTAL AGENCY OBLIGATIONS
(Cost $50,498,506)		49,815,674

	Par (000)	Value

ASSET BACKED SECURITIES — 0.1%
Carat 2003-2 A3A,
1.44%, 02/15/07	$109	$108,599

TOTAL ASSET BACKED SECURITIES
(Cost $108,983)		108,599

DOMESTIC CORPORATE BONDS — 44.0%
Auto — 1.0%
Ford Motor Credit Co.,
6.50%, 1/25/07	750	728,438
General Motors Acceptance Corp.,
6.125%, 09/15/06	800	772,000

		1,500,438

Banking & Financial Services — 21.3%
American Express Credit,
3.00%, 05/16/08	3,500	3,351,249
CIT Group, Inc.,
3.65%, 11/23/07	1,650	1,612,205
Citigroup, Inc.,
3.625%, 02/09/09	2,000	1,925,000
Countrywide Home Credit,
5.50%, 08/01/06	2,000	2,010,000
General Electric Capital Corp.,
5.00%, 06/15/07	1,000	1,003,750
Genworth Financial, Inc.,
4.02%, 06/15/07(a)	3,000	3,007,499
Household Finance Corp.,
5.75%, 01/30/07	2,000	2,020,000
J.P. Morgan Chase & Co.,
4.24%, 10/02/09(a)(b)	2,550	2,559,563
Lehman Brothers Holdings,
6.25%, 05/15/06	2,500	2,515,625
MBNA Corp.,
6.25%, 01/17/07	2,000	2,027,500
Merrill Lynch,
4.125%, 01/15/09	2,500	2,446,875
Morgan Stanley Dean Witter,
4.28%, 01/18/08(a)	2,000	2,002,500
U.S. Central Credit Union,
2.75%, 05/30/08	2,000	1,905,000
Wells Fargo Co.
3.87%, 03/10/08(a)	1,100	1,101,375
3.97%, 09/15/09(a)	1,800	1,803,850

		31,291,991

Computers — 1.7%
IBM,
4.375%, 06/01/09	2,600	2,567,500

Entertainment — 1.0%
Time Warner,
6.125%, 04/15/06(b)	1,500	1,507,500

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Food & Beverage — 2.4%
Bottling Group LLC,
2.45%, 10/16/06	$1,600	$1,566,000
Pepsico, Inc.,
3.20%, 05/15/07	2,000	1,960,000

		3,526,000

Health Care — 0.7%
United Health Group, Inc.,
3.375%, 08/15/07	1,000	976,250

Hotels & Lodging — 0.5%
Park Place Entertainment Corp.,
8.875%, 09/15/08	650	703,625

Machinery & Equipment — 3.2%
Caterpillar Financial Services Corp.,
4.875%, 06/15/07	2,500	2,504,865
John Deere Capital Corp.
3.875%, 03/07/07(b)	1,300	1,287,000
3.375%, 10/01/07	1,000	973,750

		4,765,615

Manufacturing — 1.5%
3M Employee Stock Ownership,
5.62%, 07/15/09(c)	644	653,067
Masco Corp.,
6.75%, 03/15/06	1,500	1,507,500

		2,160,567

Multimedia — 1.3%
Gannett C., Inc.,
4.125%, 06/15/08	2,000	1,960,000

Oil & Exploration — 1.0%
Conoco Funding,
5.45%, 10/15/06	1,500	1,507,500

Pharmaceuticals — 1.3%
Bristol-Myer Squibb,
4.00%, 08/15/08	2,000	1,957,500

Retail — 3.8%
Home Depot, Inc.,
3.75%, 09/15/09	1,000	963,750
J.C. Penny & Co., Inc.,
7.60%, 04/01/07	1,000	1,032,500
May Department Stores,
3.95%, 07/15/07	500	491,250
Target Corp.,
3.375%, 03/01/08	3,250	3,156,563

		5,644,063

Telecommunications — 1.1%
New York Telephone Co.,
6.00%, 04/15/08	800	808,000

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Telecommunications — Continued
SBC Communications,
5.30%, 11/15/10	$ 750	$750,938

		1,558,938

Utilities — Electrical & Electronic — 2.2%
Public Service Co. of Colorado,
4.375%,10/01/08	1,600	1,578,000
Virginia Electric Power Co.,
5.75%, 03/31/06	1,700	1,706,375

		3,284,375

TOTAL DOMESTIC CORPORATE BONDS
(Cost $65,881,552)		64,911,862

FOREIGN BONDS — 3.9%
Corporate Bonds — 1.2%
Cosan SA Industrial,
9.00%, 11/01/09(c)	875	920,938
Gazprom OAO,
9.125%, 04/25/07	850	892,415

		1,813,353

Sovereign Agency — 2.7%
Brazil de Republic,
9.25%, 10/22/10	350	388,063
Province of Ontario,
3.35%, 07/16/07(b)	1,700	1,666,000
Republic of Italy,
3.75%, 12/14/07	2,000	1,964,999

		4,019,062

TOTAL FOREIGN BONDS
(Cost $5,857,795)		5,832,415

U.S. TREASURY OBLIGATIONS — 17.0%
U.S. Treasury Notes — 17.0%
3.50%, 11/15/06	1,000	991,640
3.00%, 02/15/09(b)	3,800	3,643,250
3.50%, 08/15/09(b)	4,000	3,875,940
3.50%, 11/15/09(b)	4,400	4,251,500
3.50%, 02/15/10(b)	4,000	3,858,752
4.00%, 04/15/10(b)	4,700	4,620,876
3.875%, 07/15/10(b)	4,000	3,910,000

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,522,168)		25,151,958

	Shares
INVESTMENT COMPANIES — 0.7%
Fifth Third Government Money Market Institutional Fund	994,257	994,257

TOTAL INVESTMENT COMPANIES
(Cost $994,257)		994,257

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

SECURITIES LENDING COLLATERAL — 37.3%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$55,023	$55,022,697

TOTAL SECURITIES LENDING COLLATERAL
(Cost $55,022,697)		55,022,697

TOTAL INVESTMENT IN SECURITIES — 136.7%
(Cost $203,885,958)(d)		201,837,462
OTHER LIABILITIES IN EXCESS OF ASSETS — (36.7)%		(54,158,627)

NET ASSETS — 100%		$147,678,835

(a)	The coupon rates shown on floating rate notes are the rates as of November 30, 2005.
(b)	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
(c)	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject that rule except to qualified institutional buyers.
(d)	Aggregate cost for Federal income tax purposes is $203,889,628. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$285,095
Excess of tax cost over value	$(2,337,261)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Par (000)	Value

AGENCY OBLIGATIONS — 53.1%
Federal Farm Credit Bank — 1.4%
Notes
4.875%, 12/16/15	$2,000	$1,992,500

Federal Home Loan Bank — 3.2%
Notes
4.125%, 11/15/06	500	497,500
4.875%, 02/15/07	4,000	4,010,000

		4,507,500

Freddie Mac — 29.5%
Mortgage Backed Securities
4.50%, 11/01/18	3,089	2,998,125
5.00%, 11/01/18-10/01/34	11,792	11,577,780
5.50%, 10/01/18-01/01/35	9,505	9,478,100
6.00%, 12/01/33-10/01/34	4,767	4,805,273
7.00%, 11/01/27-04/01/32	760	792,269
7.50%, 07/01/26-09/01/30	14	15,168
8.00%, 10/01/29-05/01/31	26	27,784
Notes
4.00%, 06/12/13	2,000	1,882,500
4.375%, 07/17/15(b)	1,750	1,682,188
5.30%, 05/12/20	1,000	969,847
5.875%, 03/21/11	2,750	2,863,438
6.875%, 09/15/10	3,500	3,815,001

		40,907,473

Fannie Mae — 17.8%
Mortgage Backed Securities
5.00%, 10/01/19	2,051	2,022,913
5.50%, 10/01/18-01/01/34	9,076	9,034,120
6.00%, 01/01/09-06/01/17	682	696,846
6.50%, 03/01/17-10/01/32	2,861	2,939,670
7.00%, 04/01/11-03/01/29	474	495,510
7.50%, 10/01/07-07/01/31	306	321,735
8.00%, 09/01/26-10/01/27	82	87,209
Notes
4.20%, 03/24/08(b)	3,000	2,962,500
4.625%, 05/01/13	1,800	1,741,500
5.25%, 01/15/09	1,250	1,271,575
6.00%, 05/15/08(b)	3,000	3,092,009

		24,665,587

Government National Mortgage Association — 1.2%
Mortgage Backed Securities
6.50%, 02/15/26-04/15/32	563	586,001
7.00%, 02/15/12-04/15/28	634	665,487
7.50%, 10/15/29-01/15/32	54	57,413
8.00%, 05/15/17-09/15/27	109	116,623
8.50%, 08/15/27	18	19,079

	Par (000)	Value

AGENCY OBLIGATIONS — Continued
Government National Mortgage Association — Continued
9.00%, 05/15/16-09/15/21	$179	$195,490
10.00%, 05/15/19	9	10,168

		1,650,261

TOTAL AGENCY OBLIGATIONS
(Cost $75,079,360)		73,723,321

ASSET BACKED SECURITIES — 1.0%
Carat 2003-2 A3A,
1.44%, 02/15/07	100	99,291
JP Morgan Chase Commercial Mortgage Backed Securities, Series 2005-LDP4, Class A4, 4.92%, 10/15/42	1,375	1,336,075

TOTAL ASSET BACKED SECURITIES
(Cost $1,452,180)		1,435,366

DOMESTIC CORPORATE BONDS — 26.6%
Auto — 0.9%
Ford Motor Credit Co.,
6.50%, 01/25/07	675	655,594
General Motors Acceptance Corp.,
6.125%, 09/15/06	640	617,600

		1,273,194

Banking & Financial Services — 12.2%
Bear Stearns,
7.625%, 12/07/09	1,600	1,748,000
Citigroup, Inc.,
3.50%, 02/01/08	1,250	1,215,744
Countrywide Home Loan,
4.56%, 08/25/06(a)	1,200	1,201,500
General Electric Capital Corp.,
6.75%, 03/15/32(b)	1,300	1,499,875
Goldman Sachs Group, Inc.,
5.125%, 01/15/15(b)	500	491,875
Household Finance Corp.,
5.75%, 01/30/07	500	505,000
J.P. Morgan Chase & Co.,
4.24%, 10/02/09(a)	1,325	1,329,969
MBNA Corp.
5.00%, 05/04/10	850	848,466
6.25%, 01/17/07	1,250	1,267,188
Merrill Lynch,
4.61%, 01/15/15(a)	2,000	2,019,999
Morgan Stanley Dean Witter,
4.28%, 01/18/08(a)	2,000	2,002,499
Residential Capital Corp.,
6.375%, 06/30/10	900	907,875
Wells Fargo Co.
3.87%, 03/10/08(a)	835	836,044
3.97%, 09/15/09(a)	1,175	1,177,513

		17,051,547

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Building — Residential & Commercial — 0.5%
D.R. Horton, Inc.,
8.00%, 02/01/09	$650	$696,313

Computers — 2.0%
IBM
4.375%, 06/01/09	700	691,250
7.00%, 10/30/25	1,750	2,042,787

		2,734,037

Consumer Goods — 1.0%
Proctor & Gamble Co.,
5.80%, 08/15/34	1,350	1,409,063

Diversified Manufacturing — 0.7%
General Electric Company,
5.00%, 02/01/13	1,000	993,466

Entertainment — 0.5%
Time Warner,
6.125%, 04/15/06	650	653,250

Food & Beverage — 1.0%
Bottling Group LLC,
2.45%, 10/16/06	1,375	1,345,781

Hotels & Lodging — 1.0%
Park Place Entertainment Corp.,
8.875%, 09/15/08	600	649,500
Starwood Hotels,
7.375%, 05/01/07	665	685,781

		1,335,281

Insurance — 0.2%
GE Global Insurance,
7.00%, 02/15/26	215	236,769

Office Machines — 1.0%
Pitney Bowes, Inc.,
4.875%, 08/15/14	1,350	1,321,313

Retail Stores — 2.3%
J.C. Penny & Co., Inc.,
7.60%, 04/01/07	700	722,750
LOWE’S Companies, Inc.,
5.00%, 10/15/15	1,350	1,343,271
WAL-MART Stores Inc,
5.25%, 09/01/35	1,175	1,119,747

		3,185,768

Technology — 0.5%
United Technologies Corp.,
4.375%, 05/01/10	735	722,138

	Par (000)	Value

DOMESTIC CORPORATE BONDS — Continued
Telecommunications — 2.3%
SBC Communications,
5.30%, 11/15/10	$1,875	$1,877,343
Verizon New Jersey, Inc.,
5.875%, 01/17/12	1,400	1,407,000

		3,284,343

Utilities — Electrical & Electronic — 0.5%
Public Service Co. of Colorado,
4.375%,10/01/08	650	641,063

TOTAL DOMESTIC CORPORATE BONDS
(Cost $37,033,263)		36,883,326

FOREIGN BONDS — 4.3%
Corporate Bonds — 2.7%
Cia Brasileira de Bebida,
8.75%, 09/15/13	700	826,000
Cosan SA Industrial,
9.00%, 11/01/09(c)	625	657,813
Gazprom OAO,
9.125%, 04/25/07	650	682,435
Hutchison Whampoa International.,
5.45%, 11/24/10(c)	900	907,874
Innova S DE R.L.,
9.375%, 09/19/13	500	557,500

		3,631,622

Sovereign Agency — 1.6%
Brazil de Republic,
9.25%, 10/22/10	725	803,844
Republic of Italy,
3.75%, 12/14/07	1,500	1,473,750

		2,277,594

TOTAL FOREIGN BONDS
(Cost $5,630,927)		5,909,216

U.S. TREASURY OBLIGATIONS — 13.9%
U.S. Treasury Notes — 13.9%
3.875%, 07/15/10	2,075	2,028,313
4.00%, 02/15/15(b)	8,000	7,679,999
4.25%, 08/15/14	2,000	1,960,000
6.50%, 10/15/06	1,250	1,271,963
6.75%, 08/15/26(b)	5,100	6,387,342

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,197,653)		19,327,617

	Shares
INVESTMENT COMPANIES — 0.6%
Fifth Third Government Money Market Institutional Fund	766,388	766,388

TOTAL INVESTMENT COMPANIES
(Cost $766,388)		766,388

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TOTAL RETURN BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value
SECURITIES LENDING COLLATERAL — 15.9%
Investment in Securities Lending Short Term Investment Portfolio held by Credit Suisse — First Boston (Note 1.I)	$22,128	$22,127,730

TOTAL SECURITIES LENDING COLLATERAL
(Cost $22,127,730)		22,127,730

TOTAL INVESTMENT IN SECURITIES — 115.4%
(Cost $161,287,501)(d)		160,172,964
OTHER LIABILITIES IN EXCESS OF ASSETS — (15.4)%		(21,410,801)

NET ASSETS — 100%		$138,762,163

(a)	The coupon rates shown on floating rate notes are the rates as of November 30, 2005.
(b)	Certain share amounts are temporarily on loan to an unaffiliated broker/dealer
(c)	Securities were purchased pursuant to Rule 144a of the Securities Act of 1933 and may not be resold subject that rule except to qualified institutional buyers.
(d)	Aggregate cost for Federal income tax purposes is $161,320,063. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$1,105,277
Excess of tax cost over value	$(2,252,375)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 98.1%
District of Columbia — 2.6%
Washington D.C., Metro Area, Transit Authority, RB, Refunding, INS: MBIA,
5.00%, 01/01/12	$500	$535,330
Washington D.C., Metropolitan Transit Authority, Gross Revenue INS: MBIA,
5.00%, 07/01/10	300	318,333
Washington D.C., Metropolitan Transit Authority, RB, INS: FGIC,
6.00%, 07/01/09	600	651,198

		1,504,861

Maryland — 90.1%
Annapolis, GO, CPI,
5.00%, 11/01/16	440	460,394
Anne Arundel County, GO,
5.00%, 03/01/16	750	801,555
5.25%, 03/01/18	1,000	1,082,690
Baltimore City, GO, CPI, INS: FGIC, Prerefunded 4/15/08 @ 101,
5.00%, 10/15/16	420	440,353
Baltimore City, GO, INS: MBIA,
7.00%, 10/15/10	450	520,907
Baltimore City, RB, Waste Water Project, INS: MBIA
5.00%, 07/01/21	1,000	1,064,930
Baltimore City, RB, Waste Water Project, INS: FGIC,
5.90%, 07/01/13	1,000	1,139,850
5.00%, 07/01/22	1,000	1,082,330
Baltimore County, COP, Equipment Acquisition Program,
5.00%, 08/01/07	250	256,823
Baltimore County, GO,
5.00%, 08/01/11	750	806,835
5.125%, 08/01/12	500	529,155
Baltimore City, Construction, Public Improvements, GO, INS: AMBAC
5.00%, 10/15/19	715	766,730
Baltimore, GO, INS: FSA, 35 Day Auction Rate,
2.99%, 10/15/20	1,000	1,000,000
Cecil County, GO, CPI,
5.00%, 08/01/09	655	686,119
Charles County, GO,
5.00%, 03/01/12	1,000	1,074,660
Frederick City, GO,
5.00%, 12/01/08	500	523,130
Frederick County, GO,
5.00%, 12/01/08	400	418,852
5.25%, 07/01/12	250	267,818

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Frederick County, GO Prerefunded 07/01/09 @ 101,
5.00%, 08/01/17	$1,730	$1,870,233
Gaithersburg, Hospital Facilities, Shady Grove Hospital RB, INS: FSA,
5.50%, 09/01/15	1,515	1,553,148
Harford County, GO, CPI, UT,
5.50%, 12/01/07	920	959,192
Harford County, GO, CPI, UT, Prerefunded 12/1/07 @ 102,
5.00%, 12/01/14	125	131,201
Howard County Construction Public Improvement,
5.00%, 08/15/09	1,000	1,058,270
Maryland Environmental Services —Cecil County, RB, Landfill Project
5.125%, 09/01/10	180	189,446
5.30%, 09/01/12	250	264,628
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Infrastructure, INS: MBIA
5.125%, 06/01/17	325	342,456
5.15%, 06/01/22	390	404,149
Maryland State Community Development, RB, Administration Department of Housing & Community Development, Multi-family,
5.05%, 05/15/18	120	122,483
Maryland State Department of Transportation, RB,
5.00%, 12/15/11	1,000	1,076,370
Maryland State Economic Development, RB, Corporate Lease, Maryland Department of Transportation Headquarters,
5.00%, 06/01/15	450	479,354
Maryland State Economic Development, RB, Infrastructure, University of Maryland-College Park Project, INS: AMBAC,
5.375%, 07/01/14	500	537,640
Maryland State Health & Higher Educational Facilities Authority, College of Notre Dame, INS: MBIA,
5.30%, 10/01/18	460	516,552
Maryland State Health & Higher Educational Facilities Authority, John Hopkins University, RB, Refunding,
5.625%, 07/01/17	500	525,255

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Educational Facilities Authority, Johns Hopkins University, RB, Prerefunded 07/01/09 @ 101,
6.00%, 07/01/39	$500	$548,155
Maryland State Health & Higher Educational Facilities Authority, RB, Board of Child Care
5.50%, 07/01/13	1,650	1,785,794
5.375%, 07/01/32	500	527,835
Maryland State Health & Higher Educational Facilities Authority, RB, Goucher College,
5.375%, 07/01/25	500	531,910
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health Inc., INS: AMBAC, ETM,
5.125%, 07/01/11	600	647,382
Maryland State Health & Higher Educational Facilities Authority, RB, Helix Health System, INS: AMBAC, ETM,
5.125%, 07/01/12	555	603,113
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins Hospital,
5.125%, 07/01/20	500	526,290
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University,
5.125%, 07/01/11	600	638,886
Maryland State Health & Higher Educational Facilities Authority, RB, Johns Hopkins University,
5.00% 07/01/38	500	511,885
Maryland State Health & Higher Educational Facilities Authority, RB, Maryland Institute, College of Art,
5.00%, 06/01/40	310	304,981
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins Hospital,
5.00%, 05/15/09	400	417,716
Maryland State Health & Higher Educational Facilities Authority, RB, Refunding, Johns Hopkins University
5.00%, 07/01/11	500	535,045
5.25%, 07/01/16	750	793,995
5.25%, 07/01/17	500	529,840

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Maryland State Health & Higher Educational Facilities Authority, Suburban Hospital, RB,
5.50%, 07/01/16	$750	$813,938
Maryland State Industrial Development, RB, IDA, American Center for Physics, SPA: American Institute of Physics,
5.25%, 12/15/14	500	536,775
Maryland State Industrial Development, RB, National Aquarium Baltimore,
5.50%, 11/01/17	750	815,850
Maryland State Stadium Authority, RB, Convention Center Expansion, INS: AMBAC,
5.75%, 12/15/08	335	338,802
Maryland State Stadium Authority, RB, Convention Center Expansion, INS: AMBAC,
5.80%, 12/15/09	535	541,088
Maryland State Stadium Authority, Sports Facility, RB, INS: AMBAC,
5.75%, 03/01/18	1,000	1,015,760
Montgomery County Revenue Authority, RB, Olney Indoor Swim Project,
5.25%, 10/01/12	225	229,718
Montgomery County, RB, Economic Development Revenue, Trinity Health Care Group,
5.50%, 12/01/16	930	1,024,432
Montgomery County, RB, Housing Opportunity Community Housing, Multi-Family, Avalon Knoll, FNMA COLL,
5.70%, 07/01/10	150	154,313
New Baltimore School Board, RB,
5.125%, 11/01/14	455	481,945
Ocean City, GO, INS: FGIC,
5.00%, 03/01/09	450	473,153
Prince Georges County IDA, RB, INS: MBIA, Upper Marlboro Justice
5.00%, 06/30/17	500	531,355
5.00%, 06/30/19	710	754,524
Prince Georges County, RB, IDA, Hyattsville District Court Facility,
6.00%, 07/01/09	675	683,336
Queen Anne’s County, GO, INS: FGIC,
5.00%, 11/15/10	400	427,956
Saint Mary’s College, Academic Fees, RB, INS: AMBAC, Prerefunded 03/01/10 @ 100
5.55%, 09/01/30	500	545,580

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

MARYLAND TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Maryland — Continued
Saint Mary’s County, GO, Prerefunded 10/1/09 @ 101,
5.50%, 10/01/14	$1,000	$1,084,160
Saint Mary’s County, GO, Refunding, St. Mary’s Hospital,
5.00%, 10/01/09	880	928,092
St. Mary’s College, RB, INS: AMBAC
5.00%, 09/01/22	995	1,056,392
Talbot County, GO,
5.00%, 03/15/12	480	514,925
University of Maryland System, RB, Auxiliary Facilities & Tuition, Prerefunded 04/01/07 @ 101
5.125%, 04/01/13	400	413,708
Washington County, GO, INS: FGIC,
5.00%, 01/01/16	675	704,072
Washington County, GO, INS: FGIC, Prerefunded 01/01/10 @ 101
5.50%, 01/01/20	300	325,899
Washington Suburban Sanitary District, GO
5.00%, 06/01/19	680	728,810
5.00%, 06/01/19	1,250	1,339,725
5.00%, 06/01/20	1,000	1,068,530
Washington Suburban Sanitary District, GO, General Construction, Prerefunded 06/01/10 @ 100
5.25%, 06/01/24	440	472,107
Wicomico County, GO, INS: FGIC,
5.00%, 02/01/15	755	785,608
Worcester County, GO,
5.20%, 08/01/08	515	526,618

		51,173,506

Puerto Rico — 5.4%
Children’s Trust Fund, RB, Puerto Rico Tobacco, Prerefunded 7/1/10 @ 100,
6.00%, 07/01/26	750	827,565
Puerto Rico Commonwealth, Public Improvements, GO, INS: MBIA
5.25%, 07/01/21	1,000	1,084,640
Puerto Rico Electric Power Authority, Power, RB, INS: MBIA
5.40%, 07/01/13	105	109,729
5.00%, 07/01/19	1,000	1,071,450

		3,093,384

TOTAL MUNICIPAL BONDS
(Cost $54,380,694)		55,771,751

	Shares	Value

INVESTMENT COMPANIES — 1.0%
Black Rock Provident Institutional Funds — MuniFund	191,370	$191,370
Goldman Sachs Financial Square Tax-Free Money Market Fund	393,741	393,741

TOTAL INVESTMENT COMPANIES
(Cost $585,111)		585,111

TOTAL INVESTMENT IN SECURITIES — 99.1%
(Cost $54,965,805)(b)		56,356,862

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		487,068

NET ASSETS — 100%		$56,843,930

(a)	The rates shown are as of November 30, 2005.
(b)	Aggregate cost for Federal income tax purposes is $54,965,805. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$665,472
Excess of tax cost over value	$(183,533)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments

November 30, 2005

	Par (000)	Value

MUNICIPAL BONDS — 96.6%
Arizona — 2.6%
Arizona School Facilities Board, RB, Prerefunded 07/01/11 @ 100,
5.50%, 07/01/12	$1,395	$1,531,389
University of Arizona, RB, INS: FSA,
5.25%, 06/01/09	1,050	1,112,685

		2,644,074

Arkansas — 2.4%
Arkansas State,
5.50%, 08/01/08	2,250	2,371,838

Colorado — 2.1%
Arapahoe County School District No. 5, GO, SAW, Cherry Creek,
5.25%, 12/15/07	1,000	1,037,540
Regional Transportation District, RB, Sales Tax Revenue, INS: AMBAC,
5.25%, 11/01/11	1,000	1,087,040

		2,124,580

Connecticut — 6.4%
Connecticut State Split Tax Obligation, RB, INS: FGIC,
5.25%, 10/01/08	1,700	1,788,553
Connecticut State, GO, Refunding,
5.25%, 12/15/07	1,800	1,867,932
Connecticut State, GO, VRDB, SPA: Landesbank Hessen-Thuringen Girozentrale,
3.03%, 02/15/21,(a)	2,800	2,800,000

		6,456,485

District of Columbia — 2.1%
District of Columbia, George Washington University, RB, INS: MBIA,
5.50%, 09/15/07	2,000	2,072,100

Florida — 9.3%
Brevard County, Health Facilities Authority, RB, INS: MBIA,
5.625%, 10/01/14	2,550	2,619,233
Canaveral Port Authority, RB, INS: FGIC,
5.70%, 06/01/13	280	288,812
Dade County School District GO, INS: AMBAC,
5.25%, 07/15/08	2,500	2,622,874
Orange County Tourist Development, RB, INS: AMBAC,
5.50%, 10/01/13,	1,095	1,215,976

	Par (000)	Value

MUNICIPAL BONDS — Continued
Florida — Continued
St. Lucie County, RB, INS: MBIA,
5.50%, 04/01/10	$1,000	$1,061,130
Tampa Water & Sewer, RB, INS: FSA
5.00%, 10/01/11	1,530	1,641,537

		9,449,562

Georgia — 0.1%
Georgia State, GO,
5.50%, 08/01/06	60	60,905

Illinois — 1.7%
University of Illinois, COP, MBIA, Utility Infrastructure Projects,
5.75%, 08/15/08	1,605	1,699,968

Kentucky — 1.1%
Kentucky State Turnpike Authority, RB, Revitalization, INS:FSA,
5.50%, 07/01/10	1,000	1,082,480

Maryland — 5.5%
Baltimore City, GO, INS: FSA, 35 Day Auction Rate Security,
3.10%, 10/15/22(a)	2,000	2,000,000
Maryland State Health & Higher Education, Lifebridge Health, INS: AMBAC, 7 Day Auction Rate Security,
2.83%, 07/01/28(a)	1,900	1,900,000
Maryland State Health & Higher Education, RB, Johns Hopkins Hospital,
5.00%, 05/15/10	500	527,660
Prince Georges County, GO, CPI, INS: FSA,
5.50%, 05/15/09	1,000	1,070,720

		5,498,380

Massachusetts — 5.5%
Massachusetts, GO,
5.375%, 08/01/08	1,500	1,573,770
Massachusetts, GO, Escrowed to Maturity,
6.50%, 08/01/08	1,800	1,927,332
Massachusetts, GO, Prerefunded 04/01/08 @ 101,
5.00%, 04/01/15	2,000	2,088,820

		5,589,922

Michigan — 2.3%
Michigan Municipal Bond Authority, RB, Drinking Water,
5.25%, 10/01/08	1,145	1,205,273

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Michigan — Continued
Michigan State Building Authority, RB,
5.25%, 10/15/13	$1,030	$1,091,089

		2,296,362

Minnesota — 1.4%
Minnesota State Colleges & Universities, RB, INS: MBIA,
5.00%, 10/01/14	1,285	1,386,605

New Jersey — 9.4%
New Jersey Economic Development, RB, INS: AMBAC,
5.00%, 09/15/11	1,120	1,198,669
New Jersey Economic Development, RB, INS: MBIA,
5.00%, 07/01/09	2,000	2,107,419
New Jersey Educational Facility Authority, RB, Refunding, Seton Hall University, INS: AMBAC,
5.25%, 07/01/07	1,000	1,029,770
New Jersey State Educational Facility Authority, RB, Princeton University,
4.75%, 07/01/07	1,410	1,440,386
New Jersey State Transportation, RB,
5.00%, 06/15/08	2,000	2,075,879
New Jersey State Transportation, RB, ETM, INS: MBIA,
6.50%, 06/15/10	1,500	1,688,235

		9,540,358

New York — 5.8%
New York City GO
5.00%, 08/01/10	2,000	2,108,420
5.00%, 08/01/11	1,000	1,058,940
New York State Thruway, RB, INS: MBIA,
5.25%, 04/01/09	2,500	2,648,050

		5,815,410

North Carolina — 4.7%
North Carolina State, GO,
5.00%, 05/01/08	2,000	2,078,420
University of North Carolina, RB,
5.00%, 12/01/11,	1,250	1,345,613
Wake County, Independent Facility and Pollution Control — Carolina Power & Light, RB, INS: AMBAC, 35 Day Auction Rate Security,
2.80%, 10/01/22(a)	1,275	1,275,000

		4,699,033

	Par (000)	Value

MUNICIPAL BONDS — Continued
Ohio — 9.1%
Columbus, GO,
5.50%, 07/01/08	$2,000	$2,106,080
Ohio State Building Authority, Refunding, Workers Compensation Facilities, RB, INS: FGIC,
5.00%, 04/01/13	2,000	2,162,660
Ohio State Capital Facilities,
5.00%, 09/15/07	1,000	1,028,550
Ohio State Highway Capital Improvements,
5.00%, 05/01/08	1,300	1,349,439
State Building Authority, Adult Correctional Facility, Series A, RB, INS: FSA,
5.50%, 10/01/08	2,500	2,646,925

		9,293,654

Oregon — 3.1%
Oregon State Department of Administrative Services, RB, INS: FSA,
5.00%, 09/01/10	1,835	1,954,972
Portland Community College, RB, INS: FSA,
5.00%, 06/15/13	1,100	1,190,948

		3,145,920

Pennsylvania — 2.9%
Harrisburg Authority School Revenue, GO, INS: FGIC,
5.00%, 04/01/10	1,250	1,326,600
Pennsylvania State Higher Education, RB, INS: MBIA, Prerefunded 06/01/10 @ 100,
5.50%, 06/01/18	1,430	1,549,090

		2,875,690

South Carolina — 1.7%
Richland County School District, GO, INS: FSA,
5.00%, 03/01/09	1,595	1,677,573

Tennessee — 3.6%
Shelby County, GO
5.50%, 08/01/08	1,000	1,053,630
5.00%, 04/01/09	1,000	1,049,170
Tennessee State, GO, Prerefunded 05/01/08 @ 100,
5.00%, 05/01/15	1,500	1,559,865

		3,662,665

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

TAX-EXEMPT LIMITED MATURITY BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

	Par (000)	Value

MUNICIPAL BONDS — Continued
Texas — 3.9%
Conroe Independent School District, GO, INS: PSF- GTD,
5.00%, 02/15/09	$1,970	$2,065,781
Texas State Public Finance Authority, GO,
5.25%, 10/01/08	1,800	1,888,794

		3,954,575

Virginia — 6.8%
Northern Virginia Transportation District RB, INS: FSA,
5.375%, 07/01/14	1,000	1,064,000
Prince William County Lease Partnership, COP, INS: MBIA,
5.50%, 12/01/10	2,500	2,555,800
Virginia State Public School Authority, RB,
5.00%, 08/01/09	1,000	1,053,820
Virginia State, GO, RB,
5.00%, 06/01/13	2,000	2,174,160

		6,847,780

Washington — 2.1%
Washington State Public Power Supply, RB, INS: MBIA,
6.00%, 07/01/07	2,020	2,098,740

West Virginia — 1.0%
School Building Authority, RB, Capital Improvement, AMBAC,
5.50%, 07/01/11	1,000	1,050,510

TOTAL MUNICIPAL BONDS
(Cost $97,968,135)		97,395,169

	Shares	Value
INVESTMENT COMPANIES — 2.4%
Black Rock Provident Institutional Funds — MuniFund	1,494,630	$1,494,630
Goldman Sachs Financial Square Tax-Free Money Market Fund	953,566	953,566

TOTAL INVESTMENT COMPANIES
(Cost $2,448,196)		2,448,196

TOTAL INVESTMENT IN SECURITIES — 99.0%
(Cost $100,416,331)(b)		99,843,365
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		1,029,857

NET ASSETS — 100%		$100,873,222

(a)	The rates shown are as of November 30, 2005.
(b)	Aggregate cost for Federal income tax purposes is $100,416,331. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$498,409
Excess of tax cost over value	$(1,071,375)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments

November 30, 2005

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — 93.6%
Alabama — 2.9%
Auburn University, RB, General Fee Revenue, INS:MBIA,
5.50%, 06/01/13	$1,000	$1,086,600
Jefferson County Sewer, RB, INS: FGIC, Prerefunded 08/01/12 @ 100,
5.00%, 02/01/32	2,000	2,160,620

		3,247,220

Arkansas — 2.0%
University of Arkansas, RB, Fayetteville Campus, INS: FGIC, Prerefunded 12/01/12 @ 100
5.50%, 12/01/16	2,000	2,219,920

California — 2.0%
Los Angeles Unified School District, GO, INS: MBIA,
5.75%, 07/01/13	2,000	2,272,800

Colorado — 6.3%
Adams State College, RB, INS: MBIA,
5.25%, 05/15/24	1,000	1,079,140
Arapahoe County District No. 5, Cherry Creek, GO, INS: SAW, Prerefunded 12/15/09 @ 100,
6.00%, 12/15/13	1,000	1,094,330
Arapahoe County District No. 5, Cherry Creek, GO, INS: SAW, Prerefunded 12/15/09 @ 100,
5.50%, 12/15/12	1,750	1,882,440
Denver City and County, COP, INS: AMBAC, Prerefunded 12/01/10 @ 101
5.75%, 12/01/18	1,750	1,942,675
Denver City and County, GO,
6.00%, 10/01/10	1,000	1,108,590

		7,107,175

District of Columbia — 2.1%
District of Columbia, RB, Georgetown University, INS: MBIA, 35 Day Auction Rate Security,
2.79%, 04/25/34(a)	2,400	2,400,000

Florida — 2.0%
Florida State, RB, Department of Environmental Protection, INS: AMBAC,
6.00%, 07/01/12	1,000	1,133,070
Lee County Transit Facilities Revenue, RB, INS: AMBAC,
5.50%, 10/01/14	1,000	1,090,720

		2,223,790

	Par (000)	Value

MUNICIPAL BONDS — Continued
Georgia — 8.5%
Georgia State, GO,
6.00%, 07/01/12	$2,000	$2,211,280
Jackson County School District, RB, INS: MBIA,
5.00%, 03/01/23	2,500	2,626,275
Private Colleges & Universities, RB, Emory University, Prerefunded 11/01/10 @ 100
5.75%, 11/01/15	2,320	2,569,586
5.75%, 11/01/16	2,000	2,215,160

		9,622,301

Illinois — 1.2%
Chicago, GO, INS: AMBAC,
6.25%, 01/01/13	1,000	1,152,000
Cicero, GO, INS: XLCA,
5.00%, 01/01/13	200	214,372

		1,366,372

Louisiana — 2.2%
Louisiana Public Facilities, RB, INS: FSA,
5.50%, 08/01/17	2,365	2,540,365

Maryland — 5.2%
Charles County, GO,
5.00%, 03/01/12	1,115	1,198,246
Gaithersburg, Hospital Facilities, Shady Grove Hospital RB, INS: FSA,
5.50%, 09/01/15	1,500	1,537,770
Maryland State & Local Facilities, GO, GPI,
5.50%, 03/01/08	1,000	1,047,930
Maryland State Health & Higher Education Facilities Authority, RB, Maryland Institute, College of Art
5.00%, 06/01/40	1,000	983,810
Washington Suburban Sanitary District, GO,
5.00%, 06/01/10	1,000	1,066,090

		5,833,846

Massachusetts — 4.1%
Massachusetts Bay Transportation Authority,
5.75%, 07/01/15	85	92,527
Massachusetts Bay Transportation Authority Prerefunded 07/01/2010 @ 100,
5.75%, 07/01/15	915	1,002,071

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Continued

November 30, 2005

(Unaudited)

	Par (000)	Value

MUNICIPAL BONDS — Continued
Massachusetts — Continued
Massachusetts State, GO, Transit Improvements, Prerefunded 02/01/10 @ 101,
6.00%, 02/01/14	$2,000	$2,201,680
Pembroke, GO, INS: FGIC,
5.50%, 11/15/20	1,230	1,331,020

		4,627,298

Michigan — 5.3%
Detroit Sewer Disposal, RB, INS: MBIA,
5.00%, 07/01/12	1,000	1,078,830
Detroit, GO, INS: AMBAC,
5.20%, 05/01/07	1,500	1,538,790
Michigan Municipal Bond Authority, Clean Water, RB,
5.25%, 10/01/18	2,000	2,159,020
Southfield Library, RB, INS: MBIA,
5.00%, 05/01/17	1,135	1,214,927

		5,991,567

Missouri — 1.4%
Missouri State Board of Public Buildings, RB, Special Obligation,
5.75%, 05/01/09	1,500	1,614,900

New Jersey — 9.2%
New Jersey Environmental Infrastructure,
5.50%, 09/01/16	1,000	1,073,880
New Jersey State Educational Facility Authority, RB, Rowan University, INS: AMBAC,
5.00%, 07/01/19	2,205	2,346,363
New Jersey State Educational Facility Authority, RB, William Patterson University, INS: FGIC,
5.125%, 07/01/21	2,430	2,593,951
New Jersey State Transportation Authority, RB,
5.50%, 06/15/08	1,800	1,887,678
New Jersey State, GO,
5.75%, 02/15/06	660	663,379
New Jersey State, GO, Escrowed to Maturity,
5.75%, 02/15/06	340	341,741
New Jersey Transportation Corp., RB, BAN, INS: AMBAC,
5.50%, 02/01/08	1,500	1,568,055

		10,475,047

	Par (000)	Value

MUNICIPAL BONDS — Continued
New York — 5.6%
New York City, GO,
5.00%, 08/01/23	$4,000	$4,148,640
New York State Environmental Facility, RB,
6.00%, 06/15/18	1,775	1,916,148
New York State Environmental Facility, RB, Prerefunded 06/15/09 @ 100,
6.00%, 06/15/18	225	244,838

		6,309,626

North Carolina — 1.9%
Orange County North Carolina GO,
5.25%, 04/01/16	2,000	2,201,000

Ohio — 3.4%
Eaton School District, GO, INS: FGIC,
5.75%, 12/01/20	1,000	1,102,430
Ohio State Water Development Authority, RB, Drinking Water Fund, Prerefunded 12/01/12 @ 102
5.50%, 12/01/17	2,500	2,774,900

		3,877,330

Oregon — 5.8%
Oregon State Bond Bank, RB, INS: MBIA,
5.50%, 01/01/18	2,000	2,118,520
Portland Sewer System, RB, INS: FGIC, Prerefunded 08/01/10 @ 100,
5.75%, 08/01/18	2,000	2,188,980
Portland Urban Renewal, Tax Allocation, Oregon Conventional Center. INS: AMBAC, Prerefunded 06/15/10 @ 101
6.00%, 06/15/13	2,000	2,226,540

		6,534,040

Pennsylvania — 10.7%
Allegheny County Sanitation Authority, RB, INS: MBIA,
5.75%, 12/01/13	1,150	1,267,726
Chester County, GO,
5.50%, 11/15/15	2,235	2,426,740
Chester County, GO, Prerefunded 11/15/11 @ 100,
5.50%, 11/15/15	2,065	2,279,037
Mifflin County, GO, INS: FGIC,
5.625%, 09/01/28	2,000	2,170,380
Pennsylvania State, GO,
5.75%, 01/15/09	1,315	1,406,656

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

NATIONAL TAX-EXEMPT BOND FUND

Schedule of Portfolio Investments — Concluded

November 30, 2005

(Unaudited)

	Par (000)	Value
MUNICIPAL BONDS — Continued
Pennsylvania — Continued
Radnor Township, Pennsylvania School District, GO, INS: SAW, Prerefunded 03/15/07 @ 100,
5.75%, 03/15/19	$2,500	$2,579,049

		12,129,588

Puerto Rico — 2.7%
Puerto Rico Commonwealth Highway & Transportation Authority, RB, INS: MBIA,
5.50%, 07/01/13	2,780	3,096,114

Rhode Island — 2.4%
Rhode Island State, GO, INS: FGIC, Prerefunded 07/15/10 @ 101,
6.00%, 07/15/14	2,415	2,692,701

Texas — 2.4%
Texas Tech University, RB, INS: MBIA,
5.50%, 08/15/18	2,550	2,763,690

Virginia — 4.3%
Montgomery County IDA Lease, RB, INS: AMBAC, Prerefunded 01/15/11 @ 101,
6.00%, 01/15/17	1,000	1,122,910
Virginia GO,,
5.00%, 06/01/21	2,000	2,137,060
Virginia State Public Schools, RB,
5.50%, 08/01/08	1,500	1,581,615

		4,841,585

TOTAL MUNICIPAL BONDS
(Cost $103,466,095)		105,988,275

	Shares	Value
INVESTMENT COMPANIES — 6.2%
Black Rock Provident Institutional Funds — MuniFund	3,630,170	$3,630,170
Goldman Sachs Financial Square Tax-Free Money Market Fund	3,397,300	3,397,300

TOTAL INVESTMENT COMPANIES
(Cost $7,027,470)		7,027,470

TOTAL INVESTMENT IN SECURITIES — 99.8%
(Cost $110,493,565)(b)		113,015,745
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		256,396

NET ASSETS — 100%		$113,272,141

(a)	The rates shown are as of November 30, 2005.
(b)	Aggregate cost for Federal income tax purposes is $110,493,565. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows.

Excess of value over tax cost	$2,916,682
Excess of tax cost over value	$(494,502)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

INVESTMENT ABBREVIATIONS

ADB	Asian Development Bank
ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corp.
ARM	Adjustable Rate Mortgage
BAN	Bond Anticipation Notes
CGI	Consolidated General Improvement
COP	Certificates of Participation
CPI	Consolidated Public Improvement
ETM	Escrowed to Maturity in U.S. Government Obligations
FFCB	Federal Farm Credit Bank
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRN	Floating Rate Notes
FSA	Financial Surety Assurance
GDR	Global Depositary Receipt
GO	General Obligation
GPI	General Public Improvement
GTD	Guaranteed
IBRD	International Bank for Reconstruction and Development
IBC	Insured Bond Certificates
IDA	Industrial Development Authority
INS	Insured
LIC	Line of Credit
LIQ	Liquidity
LOC	Letter of Credit
MBIA	Municipal Bond Insurance Association
MPB	Municipal Put Bonds
PCR	Pollution Control Revenue
PCRB	Pollution Control Revenue Bonds
PSFG	Permanent School Fund Guaranty
RAN	Revenue Anticipation Notes
RB	Revenue Bonds
SADD	State Aid Direct Deposit
SAW	State Aid Withholding
SPA	Standby Purchase Agreement
TAN	Tax Anticipation Notes
TECP	Tax-Exempt Commercial Paper
TIPS	Treasury Inflation Protected Securities
TRAN	Tax and Revenue Anticipation Notes
UT	Unlimited Tax
VRDB	Variable Rate Demand Bond
VRDN	Variable Rate Demand Notes

Mercantile Funds, Inc.

Statements of Assets and Liabilities

For the Six Months Ended November 30, 2005

(Unaudited)

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
ASSETS
Securities at value (Cost $1,012,742,235; $509,651,048; $194,296,725)	$1,012,742,235	$509,651,050	$194,296,725
Cash	—	—	7
Interest receivable	979,312	588,744	868,037
Income receivable	—	—	26,544
Prepaid expenses	40,058	22,328	17,462

Total Assets	1,013,761,605	510,262,122	195,208,775
LIABILITIES
Income distribution payable	2,306,861	1,331,008	406,399
Return of collateral payable	173,978,339	59,200,316	—
Investment advisory fee payable	163,216	94,767	42,789
Administration fee payable	81,609	47,566	21,395
Accrued expenses other	118,477	49,753	39,143

Total Liabilities	176,648,502	60,723,410	509,726
NET ASSETS
Capital Paid-In	837,142,683	449,541,004	194,770,001
Accumulated Realized Gain (Loss) on Investments	(29,580)	(2,292)	(70,952)
Net Unrealized Appreciation (Depreciation) on Investments	—	—	—
Undistributed Net Investment Income	—	—	—

Total Net Assets	837,113,103	449,538,712	194,699,049
NET ASSETS
Institutional Shares	732,371,235	448,487,951	185,611,468
Class A Shares	104,135,665	1,047,678	9,085,951
Class C Shares	606,203	3,083	1,630

Total Net Assets	837,113,103	449,538,712	194,699,049
OUTSTANDING SHARES
Institutional Shares	732,435,167	448,615,960	185,689,601
Class A Shares	104,135,669	1,047,679	9,086,331
Class C Shares	606,203	3,083	1,630

Total Shares Outstanding	837,177,039	449,666,722	194,777,562
NET ASSET VALUE PER SHARE
Institutional Shares	$1.00	$1.00	$1.00
Class A Shares	$1.00	$1.00	$1.00
Class C Shares	$1.00	$1.00	$1.00

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

For the Six Months Ended November 30, 2005

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
ASSETS
Securities at value (Cost $523,420,588; $95,815,638; $33,429,050; $231,432,704; $509,932,162; $228,464,984)	$617,561,133	$110,037,549	$39,822,988	$279,730,554	$597,836,750	$296,908,436
Foreign currency, at value	—	—	—	—	10,724,318	—
Cash	374	322	155	6,948	23,197	4
Dividends and interest receivable	769,647	307,391	38,329	118,446	1,134,702	176,846
Receivable for securities sold	4,729,197	11,733,300	—	249,477	1,970,755	—
Currency contracts receivable	—	—	—	—	3,296	—
Receivable for foreign taxes withheld	—	—	—	—	113,342	—
Prepaid expenses	30,832	13,553	13,815	67,243	472,559	18,581

Total Assets	623,091,183	122,092,115	39,875,287	280,172,668	612,278,919	297,103,867
LIABILITIES
Payable for securities purchased	4,714,541	8,236,717	—	1,096,388	44,209	—
Return of collateral payable	140,285,922	18,518,350	4,141,940	52,223,071	21,476,203	89,615,031
Investment advisory fee payable	234,486	46,258	17,590	238,547	707,238	133,457
Administration fee payable	48,852	9,637	3,665	22,938	60,221	20,853
Accrued expenses other	57,558	20,889	15,955	29,896	234,890	34,342
Unrealized depreciation on forward foreign currency and spot contracts	—	—	—	—	974,093	—
Foreign capital gain taxes payable	—	—	—	—	35,108	—

Total Liabilities	145,341,359	26,831,851	4,179,150	53,610,840	23,531,962	89,803,683
NET ASSETS
Capital Paid-In	355,720,443	76,717,413	57,217,824	167,149,133	486,610,914	129,038,883
Accumulated Realized Gain (Loss) on Investments and Foreign Currency	27,231,063	3,862,054	(27,924,268)	11,414,739	20,159,662	9,022,872
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	94,140,545	14,221,911	6,393,938	48,297,850	86,922,731	68,443,453
Undistributed Net Investment Income (Distribution in Excess of Net Investment Income)	657,773	458,886	8,643	(299,894)	(4,946,350)	794,976

Total Net Assets	477,749,824	95,260,264	35,696,137	226,561,828	588,746,957	207,300,184
NET ASSETS
Institutional Shares	466,498,705	94,662,483	35,367,303	224,252,145	585,395,317	203,914,664
Class A Shares	7,631,783	562,144	312,937	1,511,447	2,374,789	2,398,430
Class C Shares	3,619,336	35,637	15,897	798,236	976,851	987,090

Total Net Assets	477,749,824	95,260,264	35,696,137	226,561,828	588,746,957	207,300,184
OUTSTANDING SHARES
Institutional Shares	23,304,195	19,445,598	4,936,882	19,621,436	39,238,507	11,753,201
Class A Shares	383,075	115,707	44,046	134,348	160,248	139,023
Class C Shares	183,624	7,309	2,264	72,225	66,429	57,364

Total Shares Outstanding	23,870,894	19,568,614	4,983,192	19,828,009	39,465,184	11,949,588
NET ASSET VALUE PER SHARE
Institutional Shares	$20.02	$4.87	$7.16	$11.43	$14.92	$17.35
Class A Shares	$19.92	$4.86	$7.10	$11.25	$14.82	$17.25
Class C Shares	$19.71	$4.88	$7.02	$11.05	$14.71	$17.21

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Assets and Liabilities

For the Six Months Ended November 30, 2005

(Unaudited)

	Low Duration Bond Fund	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
ASSETS
Securities at value (Cost $6,178,301; $203,885,958; $161,287,501; $54,965,805; $100,416,331; $110,493,565)	$6,110,413	$201,837,462	$160,172,964	$56,356,862	$99,843,365	$113,015,745
Cash	—	—	—	—	3	3
Interest receivable	50,412	1,362,021	1,286,328	992,325	1,298,246	1,651,445
Prepaid expenses	20,737	19,142	15,740	22,253	27,786	28,288

Total Assets	6,181,562	203,218,625	161,475,032	57,371,440	101,169,400	114,695,481
LIABILITIES
Income distribution payable	15,836	429,830	502,966	170,364	213,086	329,937
Payable for securities purchased	—	—	—	305,970	—	987,000
Return of collateral payable	—	55,022,697	22,127,730	—	—	—
Capital shares redeemed payable	—	—	—	—	—	20,261
Investment advisory fee payable	1,638	42,801	39,662	23,348	41,596	46,613
Administration fee payable	682	15,286	14,165	5,837	10,399	11,653
Accrued expenses other	23,008	29,176	28,346	21,991	31,097	27,876

Total Liabilities	41,164	55,539,790	22,712,869	527,510	296,178	1,423,340
NET ASSETS
Capital Paid-In	7,054,940	151,423,103	140,006,605	56,500,410	102,559,257	111,564,511
Accumulated Realized Gain (Loss) on Investments	(846,654)	(1,695,772)	(129,905)	(1,047,537)	(1,113,069)	(814,550)
Net Unrealized Appreciation (Depreciation) on Investments	(67,888)	(2,048,496)	(1,114,537)	1,391,057	(572,966)	2,522,180
Undistributed Net Investment Income	—	—	—	—	—	—

Total Net Assets	6,140,398	147,678,835	138,762,163	56,843,930	100,873,222	113,272,141
NET ASSETS
Institutional Shares	6,035,891	142,932,886	137,330,845	55,795,500	100,266,152	112,702,760
Class A Shares	92,902	3,727,440	825,675	894,368	502,491	395,103
Class C Shares	11,605	1,018,509	605,643	154,062	104,579	174,278

Total Net Assets	6,140,398	147,678,835	138,762,163	56,843,930	100,873,222	113,272,141
OUTSTANDING SHARES
Institutional Shares	619,716	14,118,464	14,177,334	5,135,059	10,125,257	11,792,520
Class A Shares	9,539	368,289	85,224	82,317	50,735	41,240
Class C Shares	1,191	100,692	62,547	14,174	10,562	18,227

Total Shares Outstanding	630,446	14,587,445	14,325,105	5,231,550	10,186,554	11,851,987
NET ASSET VALUE PER SHARE
Institutional Shares	$9.74	$10.12	$9.69	$10.87	$9.90	$9.56
Class A Shares	$9.74	$10.12	$9.69	$10.86	$9.90	$9.58
Class C Shares	$9.74	$10.12	$9.68	$10.87	$9.90	$9.56

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2005

(Unaudited)

	Prime Money Market Fund	Government Money Market Fund	Tax-Exempt Money Market Fund
INVESTMENT INCOME:
Interest	$13,717,952	$7,295,467	$2,750,252
Income from securities loaned	4,829	23,223	—

TOTAL INVESTMENT INCOME	13,722,781	7,318,690	2,750,252

EXPENSES:
Investment advisory fees	974,999	523,250	271,516
Administration fees	487,507	261,629	135,760
Accounting agent fees	92,500	49,792	26,675
Distribution and service fees
Class A Shares	249,726	3,492	16,249
Class C Shares	3,556	15	7
Custodian fees	39,107	21,003	12,534
Directors’ fees	6,685	6,685	6,685
Transfer agent fees	15,229	10,404	9,525
Professional fees	44,070	28,026	19,001
Registration fees	16,044	4,363	4,262
Printing costs	29,078	15,542	8,023
Other	22,061	13,492	8,876

TOTAL EXPENSES	1,980,562	937,693	519,113
Fees waived by Investment Advisor	(167,277)	(96,985)	(68,429)
Distribution and services fee waived
Class C Shares	(1,778)	(7)	(4)

NET EXPENSES	1,811,507	840,701	450,680

NET INVESTMENT INCOME	11,911,274	6,477,989	2,299,572

REALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold	(30)	—	—

Net gain (loss) on investments	(30)	—	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,911,244	$6,477,989	$2,299,572

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2005

(Unaudited)

	Growth & Income Fund	Equity Income Fund	Equity Growth Fund	Capital Opportunities Fund	International Equity Fund	Diversified Real Estate Fund
INVESTMENT INCOME:
Interest	$118,154	$45,412	$9,478	$208,714	$183,588	$51,803
Income from securities loaned	56,055	10,017	3,339	87,321	162,097	35,638
Dividends	3,269,649	1,327,130	140,121	748,444	4,926,058 *	4,175,050

TOTAL INVESTMENT INCOME	3,443,858	1,382,559	152,938	1,044,479	5,271,743	4,262,491

EXPENSES:
Investment advisory fees	1,411,900	290,794	105,355	1,361,931	3,333,852	810,213
Administration fees	294,149	60,583	21,949	130,957	341,584	126,597
Accounting agent fees	56,864	12,708	5,497	28,224	77,530	25,161
Distribution and service fees
Class A Shares	17,161	1,153	704	3,661	5,586	5,639
Class C Shares	16,467	184	83	3,797	4,290	4,679
Custodian fees	22,730	4,263	1,755	10,461	300,215	9,274
Directors’ fees	6,685	6,685	6,685	6,685	6,685	6,685
Transfer agent fees	29,079	11,156	12,534	11,020	17,046	18,801
Professional fees	29,531	13,487	10,980	17,498	30,534	17,498
Registration fees	7,157	4,513	4,763	4,888	5,516	5,766
Printing costs	17,046	3,510	1,003	6,518	17,548	6,518
Other	16,441	7,143	5,138	13,701	38,699	10,906

TOTAL EXPENSES	1,925,210	416,179	176,446	1,599,341	4,179,085	1,047,737
Fees waived by Investment Advisors	(67,517)	(39,265)	(39,558)	(254,968)	(695,178)	—

NET EXPENSES	1,857,693	376,914	136,888	1,344,373	3,483,907	1,047,737

NET INVESTMENT INCOME (LOSS)	1,586,165	1,005,645	16,050	(299,894)	1,787,836	3,214,754

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) from:
Investments	23,225,135	5,837,440	754,918	5,234,445	17,880,461	7,281,793
Foreign currency transactions	—	—	—	—	(4,286,176)	—

	23,225,135	5,837,440	754,918	5,234,445	13,594,285	7,281,793

Change in net unrealized appreciation (depreciation):
Investments	3,960,579	(4,266,257)	816,232	16,841,359	19,240,019	7,190,900
Translation of assets and liabilities in foreign currencies	—	—	—	—	(233,351)	—

	3,960,579	(4,266,257)	816,232	16,841,359	19,006,668	7,190,900

Net gain (loss) on investments and foreign currency transactions	27,185,714	1,571,183	1,571,150	22,075,804	32,600,953	14,472,693

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$28,771,879	$2,576,828	$1,587,200	$21,775,910	$34,388,789	$17,687,447

*	Net of withholding taxes of $401,703

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Operations

For the Six Months Ended November 30, 2005

(Unaudited)

	Low Duration Bond Fund	Limited Maturity Bond Fund	Total Return Bond Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
INVESTMENT INCOME:
Interest	$167,170	$3,040,406	$3,099,019	$1,159,087	$1,581,035	$2,350,465
Income from securities loaned	—	30,055	19,146	—	—	—

TOTAL INVESTMENT INCOME	167,170	3,070,461	3,118,165	1,159,087	1,581,035	2,350,465

EXPENSES:
Investment advisory fees	15,663	279,498	238,900	144,001	267,733	295,085
Administration fees	6,526	99,822	85,323	36,001	66,934	73,772
Accounting agent fees	3,243	23,893	26,668	12,945	18,302	18,955
Distribution and service fees
Class A Shares	113	7,843	1,999	2,198	1,305	998
Class C Shares	59	5,176	3,536	852	530	883
Custodian fees	693	8,139	7,020	3,009	6,669	6,769
Directors’ fees	6,685	6,685	6,685	6,685	6,685	6,685
Transfer agent fees	9,274	17,548	13,537	11,531	9,752	9,651
Professional fees	10,479	16,997	15,493	11,983	14,490	14,991
Registration fees	3,009	7,521	4,374	3,071	3,159	4,086
Printing costs	501	6,518	5,014	2,006	4,513	4,513
Other	5,468	8,089	6,619	4,712	7,093	6,119

TOTAL EXPENSES	61,713	487,729	415,168	238,994	407,165	442,507
Fees waived by Investment Advisors	(28,996)	(55,754)	(51,262)	(84,756)	(124,353)	(130,918)
Distribution and services fee waived
Class C Shares	(29)	—	—	—	—	—

NET EXPENSES	32,688	431,975	363,906	154,238	282,812	311,589

NET INVESTMENT INCOME	134,482	2,638,486	2,754,259	1,004,849	1,298,223	2,038,876

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(112,111)	(461,370)	69,466	(211,337)	(389,225)	15,000

	(112,111)	(461,370)	69,466	(211,337)	(389,225)	15,000

Change in net unrealized appreciation (depreciation):
Investments	32,401	(1,740,921)	(3,168,730)	(695,942)	(391,579)	(1,993,209)

	32,401	(1,740,921)	(3,168,730)	(695,942)	(391,579)	(1,993,209)

Net gain (loss) on investments	(79,710)	(2,202,291)	(3,099,264)	(907,279)	(780,804)	(1,978,209)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,772	$436,195	$(345,005)	$97,570	$517,419	$60,667

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Prime Money Market Fund For the Six Months Ended November 30, 2005	Prime Money Market Fund For the Year Ended May 31, 2005	Government Money Market Fund For the Six Months Ended November 30, 2005	Government Money Market Fund For the Year Ended May 31, 2005
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$11,911,274	$12,621,992	$6,477,989	$6,903,697
Net realized gain (loss) on investments	(30)	—	—	—

Net increase (decrease) in net assets resulting from operations	11,911,244	12,621,992	6,477,989	6,903,697

Distributions to shareholders from Net investment income
Institutional Class	(10,585,234)	(11,716,849)	(6,460,287)	(6,882,093)
Class A Shares	(1,316,928)	(897,233)	(17,661)	(21,569)
Class C Shares	(9,113)	(7,910)	(41)	(35)

Total distributions to shareholders	(11,911,275)	(12,621,992)	(6,477,989)	(6,903,697)

Capital Share Transactions:
Proceeds of Shares sold
Institutional Class	513,169,093	853,148,721	534,552,536	1,170,961,960
Class A Shares	59,328,867	103,380,764	1,321,838	2,430,644
Class C Shares	45,038	1,187,427	—	—
Cost of shares redeemed
Institutional Class	(492,837,681)	(844,046,899)	(470,002,985)	(1,160,547,028)
Class A Shares	(43,085,420)	(100,250,669)	(1,842,136)	(3,716,408)
Class C Shares	(769,276)	(347,653)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	554,259	563,815	188,075	190,159
Class A Shares	1,193,683	762,316	17,605	19,195
Class C Shares	9,850	5,615	38	30

Increase (decrease) in net assets derived from capital share transactions	37,608,413	14,403,437	64,234,971	9,338,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,608,382	14,403,437	64,234,971	9,338,552
NET ASSETS:
Beginning of period	799,504,720	785,101,283	385,303,741	375,965,189

End of period	$837,113,102	$799,504,720	$449,538,712	$385,303,741

Undistributed Net Investment Income	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	513,169,093	853,148,721	534,552,536	1,170,961,960
Class A Shares	59,328,867	103,349,925	1,321,838	2,427,725
Class C Shares	45,038	1,187,427	—	—
Shares Redeemed
Institutional Class	(492,837,681)	(844,046,899)	(470,002,985)	(1,160,547,028)
Class A Shares	(43,085,420)	(100,219,754)	(1,842,136)	(3,713,470)
Class C Shares	(769,276)	(347,653)	—	—
Shares issued in reinvestment of dividends
Institutional Class	554,259	563,815	188,075	190,159
Class A Shares	1,193,683	762,240	17,605	19,175
Class C Shares	9,850	5,615	38	30

Net Increase (Decrease) in Shares
Institutional Class	20,885,671	9,665,637	64,737,626	10,605,091
Class A Shares	17,437,130	3,892,411	(502,693)	(1,266,570)
Class C Shares	(714,388)	845,389	38	30

	37,608,413	14,403,437	64,234,971	9,338,551

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Tax-Exempt Money Market Fund For the Six Months Ended November 30, 2005	Tax-Exempt Money Market Fund For the Year Ended May 31, 2005	Growth & Income Fund For the Six Months Ended November 30, 2005	Growth & Income Fund For the Year Ended May 31, 2005
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,299,572	$2,803,993	$1,586,165	$4,053,798
Net realized gain (loss) on investments	—	174	23,225,135	21,901,136
Net increase or decrease in unrealized appreciation/depreciation on investments	—	—	3,960,579	3,135,141

Net increase (decrease) in net assets resulting from operations	2,299,572	2,804,167	28,771,879	29,090,075

Distributions to shareholders from Net investment income
Institutional Class	(2,245,752)	(2,742,179)	(1,628,848)	(3,666,845)
Class A Shares	(53,807)	(61,804)	(8,024)	(29,828)
Class C Shares	(13)	(10)	(136)	(9,810)

Total distributions to shareholders	(2,299,572)	(2,803,993)	(1,637,008)	(3,706,483)

Capital Share Transactions:
Proceeds of Shares sold
Institutional Class	133,483,682	245,882,279	15,591,443	38,553,713
Class A Shares	15,144,390	24,327,622	1,502,937	3,468,128
Class C Shares	—	600	697,198	1,095,002
Cost of shares redeemed
Institutional Class	(158,044,775)	(285,612,075)	(32,398,511)	(77,743,575)
Class A Shares	(18,413,552)	(19,440,636)	(566,341)	(2,488,384)
Class C Shares	—	—	(127,000)	(635,231)
Value of shares issued in reinvestment of dividends
Institutional Class	3,980	6,690	744,905	1,202,219
Class A Shares	50,278	47,301	7,509	28,705
Class C Shares	13	8	133	9,505

Increase (decrease) in net assets derived from capital share transactions	(27,775,984)	(34,788,211)	(14,547,727)	(36,509,918)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,775,984)	(34,788,037)	12,587,144	(11,126,326)
NET ASSETS:
Beginning of period	222,475,033	257,263,070	465,162,680	476,289,006

End of period	$194,699,049	$222,475,033	$477,749,824	$465,162,680

Undistributed Net Investment Income	$—	$—	$657,773	$708,616

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	133,483,682	245,882,279	802,121	2,104,157
Class A Shares	15,144,390	24,326,623	77,595	159,535
Class C Shares	—	600	36,666	60,602
Shares Redeemed
Institutional Class	(158,044,775)	(285,612,075)	(1,669,893)	(4,229,712)
Class A Shares	(18,413,552)	(19,439,629)	(29,481)	(104,643)
Class C Shares	—	—	(6,687)	(35,154)
Shares issued in reinvestment of dividends
Institutional Class	3,980	6,690	38,926	64,885
Class A Shares	50,278	47,293	397	1,536
Class C Shares	13	8	7	516

Net Increase (Decrease) in Shares
Institutional Class	(24,557,113)	(39,723,106)	(828,846)	(2,060,670)
Class A Shares	(3,218,884)	4,934,287	48,511	56,428
Class C Shares	13	608	29,986	25,964

	(27,775,984)	(34,788,211)	(750,349)	(1,978,278)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Equity Income Fund For the Six Months Ended November 30, 2005	Equity Income Fund For the Year Ended May 31, 2005	Equity Growth Fund For the Six Months Ended November 30, 2005	Equity Growth Fund For the Year Ended May 31, 2005
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,005,645	$2,025,816	$16,050	$189,179
Net realized gain (loss) on investments	5,837,440	1,760,510	754,918	1,489,994
Net increase or decrease in unrealized appreciation/depreciation on investments	(4,266,257)	3,482,314	816,232	(575,599)

Net increase (decrease) in net assets resulting from operations	2,576,828	7,268,640	1,587,200	1,103,574

Distributions to shareholders from Net investment income
Institutional Class	(961,352)	(1,807,648)	(39,444)	(176,656)
Class A Shares	(3,253)	(5,413)	—	(658)
Class C Shares	(155)	(781)	—	(4)

Total distributions to shareholders	(964,760)	(1,813,842)	(39,444)	(177,318)

Capital Share Transactions:
Proceeds of Shares sold
Institutional Class	7,392,185	16,263,352	5,875,801	7,526,399
Class A Shares	235,144	211,141	103,991	146,752
Class B Shares	1,575	—	—	—
Class C Shares	—	31,735	625	6,838
Cost of shares redeemed
Institutional Class	(11,799,580)	(12,531,274)	(6,746,478)	(6,192,889)
Class A Shares	(61,201)	(187,515)	(74,376)	(86,515)
Class C Shares	(1,483)	(55,088)	(1,430)	—
Value of shares issued in reinvestment of dividends
Institutional Class	231,726	254,808	16,472	71,418
Class A Shares	2,030	3,434	—	586
Class C Shares	155	167	—	4

Increase (decrease) in net assets derived from capital share transactions	(3,999,449)	3,990,760	(825,395)	1,472,593

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,387,381)	9,445,558	722,361	2,398,849
NET ASSETS:
Beginning of period	97,647,646	88,202,088	34,973,776	32,574,927

End of period	$95,260,265	$97,647,646	$35,696,137	$34,973,776

Undistributed Net Investment Income	$458,885	$418,000	$8,642	$32,036

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	1,520,353	3,463,012	843,172	1,120,235
Class A Shares	49,266	38,050	15,223	14,374
Class C Shares	—	6,724	91	1,038
Shares Redeemed
Institutional Class	(2,443,844)	(2,685,854)	(970,055)	(926,377)
Class A Shares	(12,929)	(33,368)	(10,880)	(5,340)
Class C Shares	(301)	(11,821)	(201)	—
Shares issued in reinvestment of dividends
Institutional Class	48,113	54,396	2,426	10,244
Class A Shares	422	694	—	84
Class C Shares	32	35	—	1

Net Increase (Decrease) in Shares
Institutional Class	(875,378)	831,554	(124,457)	204,102
Class A Shares	36,759	5,376	4,343	9,118
Class C Shares	(269)	(5,062)	(110)	1,039

	(838,888)	831,868	(120,224)	214,259

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Capital Opportunities Fund For the Six Months Ended November 30, 2005	Capital Opportunities Fund For the Year Ended May 31, 2005	International Equity Fund For the Six Months Ended November 30, 2005	International Equity Fund For the Year Ended May 31, 2005
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(299,894)	$(682,177)	$1,787,836	$5,672,118
Net realized gain (loss) on investments and foreign currency transactions	5,234,445	9,957,039	13,594,285	10,570,660
Net increase or decrease in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currency	16,841,359	6,308,135	19,006,668	32,188,636

Net increase (decrease) in net assets resulting from operations	21,775,910	15,582,997	34,388,789	48,431,414

Distributions to shareholders from Net investment income
Institutional Class	—	—	(3,752,305)	(2,736,526)
Class A Shares	—	—	(11,495)	(4,816)
Class C Shares	—	—	(1,867)	(220)

Total distributions to shareholders	—	—	(3,765,667)	(2,741,562)

Capital Share Transactions:
Proceeds of Shares sold
Institutional Class	28,438,198	39,058,960	86,926,335	151,356,791
Class A Shares	227,922	678,034	520,170	1,153,578
Class C Shares	90,796	258,755	299,110	280,043
Cost of shares redeemed
Institutional Class	(15,765,089)	(18,274,246)	(18,522,904)	(18,729,386)
Class A Shares	(234,300)	(389,271)	(286,574)	(428,405)
Class C Shares	(24,389)	(99,139)	(25,772)	(178,089)
Value of shares issued in reinvestment of dividends
Institutional Class	—	—	641,925	309,634
Class A Shares	—	—	8,714	4,344
Class C Shares	—	—	1,821	206

Increase (decrease) in net assets derived from capital share transactions	12,733,138	21,233,093	69,562,825	133,768,716

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,509,048	36,816,090	100,185,947	179,458,568
NET ASSETS:
Beginning of period	192,052,779	155,236,689	488,561,010	309,102,442

End of period	$226,561,827	$192,052,779	$588,746,957	$488,561,010

Undistributed (Distributions in Excess of) Net Investment Income	$(299,894)	$—	$(4,946,350)	$1,181,822

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	2,590,838	4,006,873	5,913,711	11,166,845
Class A Shares	21,160	63,503	35,516	80,274
Class C Shares	8,729	27,483	20,864	21,033
Shares Redeemed
Institutional Class	(1,417,024)	(1,835,509)	(1,261,348)	(1,383,671)
Class A Shares	(21,471)	(32,394)	(19,471)	(28,229)
Class C Shares	(2,288)	(10,367)	(1,806)	(12,934)
Shares issued in reinvestment of dividends
Institutional Class	—	—	45,656	22,354
Class A Shares	—	—	622	331
Class C Shares	—	—	131	16

Net Increase (Decrease) in Shares
Institutional Class	1,173,814	2,171,364	4,698,019	9,805,528
Class A Shares	(311)	31,109	16,667	52,376
Class C Shares	6,441	17,116	19,189	8,115

	1,179,944	2,219,589	4,733,875	9,866,019

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Six Months Ended November 30, 2005	Diversified Real Estate Fund For the Year Ended May 31, 2005	Low Duration Bond Fund For the Six Months Ended November 30, 2005	Low Duration Bond Fund For the Year Ended May 31, 2005
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,214,754	$4,098,304	$134,482	$436,456
Net realized gain (loss) on investments	7,821,793	5,641,972	(112,111)	(675,519)
Net increase or decrease in unrealized appreciation/depreciation on investments	7,190,900	35,560,343	32,401	613,006

Net increase (decrease) in net assets resulting from operations	18,227,447	45,300,619	54,772	373,943

Distributions to shareholders from
Net investment income
Institutional Class	(3,196,268)	(5,767,947)	(133,305)	(435,509)
Class A Shares	(30,346)	(49,185)	(1,082)	(834)
Class C Shares	(10,456)	(15,147)	(95)	(113)
Net realized capital gains
Institutional Class	—	(5,620,599)	—	—
Class A Shares	—	(57,608)	—	—
Class C Shares	—	(20,633)	—	—
Return of Capital distributions
Institutional Class	—	(1,282,658)	—	—
Class A Shares	—	(11,632)	—	—
Class C Shares	—	(4,806)	—	—

Total distributions to shareholders	(3,237,070)	(12,830,215)	(134,482)	(436,456)

Capital Share Transactions:
Proceeds of Shares sold
Institutional Class	13,145,069	28,310,426	192,000	6,328,952
Class A Shares	321,210	908,039	7,577	79,107
Class C Shares	93,295	306,517	—	5
Cost of shares redeemed
Institutional Class	(16,683,248)	(30,844,446)	(6,773,215)	(39,354,124)
Class A Shares	(115,683)	(674,393)	—	(5,893)
Class C Shares	(41,660)	(308,408)	—	—
Value of shares issued in reinvestment of dividends
Institutional Class	565,648	1,255,280	—	26,422
Class A Shares	28,062	118,609	1,024	701
Class C Shares	10,076	37,666	93	96

Increase (decrease) in net assets derived from capital share transactions	(2,677,231)	(890,710)	(6,572,521)	(32,924,734)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,313,146	31,579,694	(6,652,231)	(32,987,247)
NET ASSETS:
Beginning of period	195,527,038	163,947,344	12,792,629	45,779,876

End of period	$207,840,184	$195,527,038	$6,140,398	$12,792,629

Undistributed (Distributions in Excess of) Net Investment Income	$794,975	$817,291	$—	$—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Diversified Real Estate Fund For the Six Months Ended November 30, 2005	Diversified Real Estate Fund For the Year Ended May 31, 2005	Low Duration Bond Fund For the Six Months Ended November 30, 2005	Low Duration Bond Fund For the Year Ended May 31, 2005
	(Unaudited)		(Unaudited)
CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	781,314	1,896,337	19,657	638,651
Class A Shares	19,115	44,431	773	8,017
Class C Shares	5,541	20,009	—	1
Shares Redeemed
Institutional Class	(981,055)	(2,031,437)	(692,282)	(3,992,324)
Class A Shares	(6,887)	(27,562)	—	(599)
Class C Shares	(2,461)	(21,788)	—	—
Shares issued in reinvestment of dividends
Institutional Class	33,308	81,511	—	2,675
Class A Shares	1,660	7,139	105	71
Class C Shares	597	2,424	10	9

Net Increase (Decrease) in Shares
Institutional Class	(166,433)	(53,589)	(672,625)	(3,350,998)
Class A Shares	13,888	24,008	878	7,489
Class C Shares	3,677	645	10	10

	(148,868)	(28,936)	(671,737)	(3,343,499)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Limited Maturity Bond Fund For the Six Months Ended November 30, 2005	Limited Maturity Bond Fund For the Year Ended May 31, 2005	Total Return Bond Fund For the Six Months Ended November 30, 2005	Total Return Bond Fund For the Year Ended May 31, 2005
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,638,486	$5,335,022	$2,754,259	$5,262,375
Net realized gain (loss) on investments	(461,370)	(493,264)	69,466	591,438
Net increase or decrease in unrealized appreciation/depreciation on investments	(1,740,921)	(352,051)	(3,168,730)	2,999,876

Net increase (decrease) in net assets resulting from operations	436,195	4,489,707	(345,005)	8,853,689

Distributions to shareholders from
Net investment income
Institutional Class	(2,583,996)	(5,245,158)	(2,897,965)	(5,621,054)
Class A Shares	(44,688)	(71,225)	(15,175)	(33,110)
Class C Shares	(12,046)	(21,901)	(11,637)	(17,727)
Net realized capital gains
Institutional Class	—	—	—	(699,426)
Class A Shares	—	—	—	(5,663)
Class C Shares	—	—	—	(3,615)

Total distributions to shareholders	(2,640,730)	(5,338,284)	(2,924,777)	(6,380,595)

Capital Share Transactions:
Proceeds of Shares sold
Institutional Class	7,434,682	23,373,618	17,608,339	20,725,209
Class A Shares	1,295,502	1,141,312	134,897	442,241
Class C Shares	101,053	255,012	211,973	438,409
Cost of shares redeemed
Institutional Class	(28,263,143)	(30,175,871)	(14,019,569)	(22,924,750)
Class A Shares	(239,625)	(1,208,197)	(71,454)	(631,283)
Class C Shares	(182,112)	(201,954)	(193,811)	(199,020)
Value of shares issued in reinvestment of dividends
Institutional Class	800,963	1,063,653	686,266	676,011
Class A Shares	39,057	66,847	13,015	35,909
Class C Shares	10,653	19,214	10,844	18,148

Increase (decrease) in net assets derived from capital share transactions	(19,002,970)	(5,666,366)	4,380,500	(1,419,126)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,207,505)	(6,514,943)	1,110,718	1,053,968
NET ASSETS:
Beginning of period	168,886,340	175,401,283	137,651,445	136,597,477

End of period	$147,678,835	$168,886,340	$138,762,163	$137,651,445

Undistributed (Distributions in Excess of) Net Investment Income	$(2,244)	$—	$(170,518)	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	728,455	2,263,197	1,798,340	2,098,035
Class A Shares	126,752	92,222	13,707	41,391
Class C Shares	9,925	24,853	21,539	44,208
Shares Redeemed
Institutional Class	(2,770,649)	(2,927,096)	(1,425,242)	(2,326,301)
Class A Shares	(23,505)	(98,522)	(7,221)	(60,281)
Class C Shares	(17,851)	(19,587)	(20,072)	(20,141)
Shares issued in reinvestment of dividends
Institutional Class	78,426	103,233	69,712	68,492
Class A Shares	3,829	6,273	1,322	3,439
Class C Shares	1,044	1,864	1,103	1,836

Net Increase (Decrease) in Shares
Institutional Class	(1,963,768)	(560,666)	442,810	(159,774)
Class A Shares	107,076	(27)	7,808	(15,451)
Class C Shares	(6,882)	7,130	2,570	25,903

	(1,863,574)	(553,563)	453,188	(149,322)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	Maryland Tax-Exempt Bond Fund For the Six Months Ended November 30, 2005	Maryland Tax-Exempt Bond Fund For the Year Ended May 31, 2005	Tax-Exempt Limited Maturity Bond Fund For the Six Months Ended November 30, 2005	Tax-Exempt Limited Maturity Bond Fund For the Year Ended May 31, 2005
	(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$1,004,849	$1,946,494	$1,298,223	$2,610,367
Net realized gain (loss) on investments	(211,337)	(46,008)	(389,225)	(161,981)
Net increase or decrease in unrealized appreciation/depreciation on investments	(695,942)	104,831	(391,579)	(677,224)

Net increase (decrease) in net assets resulting from operations	97,570	2,005,317	517,419	1,771,162

Distributions to shareholders from
Net investment income
Institutional Class	(989,531)	(1,908,853)	(1,292,418)	(2,602,103)
Class A Shares	(13,200)	(32,237)	(5,046)	(7,071)
Class C Shares	(2,118)	(5,404)	(759)	(1,193)

Total distributions to shareholders	(1,004,849)	(1,946,494)	(1,298,223)	(2,610,367)

Capital Share Transactions:
Proceeds of Shares sold
Institutional Class	3,865,258	9,553,503	1,925,151	6,332,984
Class A Shares	58,837	444,032	142,999	116,319
Class C Shares	—	—	—	6,900
Cost of shares redeemed
Institutional Class	(3,926,562)	(10,879,481)	(11,277,706)	(37,481,180)
Class A Shares	(11,156)	(944,447)	(51,731)	(204,363)
Class C Shares	(62,745)	(27,400)	(1,003)	(25,000)
Value of shares issued in reinvestment of dividends
Institutional Class	84,299	167,666	13,369	16,250
Class A Shares	8,728	25,049	3,900	6,241
Class C Shares	1,666	4,333	736	1,190

Increase (decrease) in net assets derived from capital share transactions	18,325	(1,656,745)	(9,244,285)	(31,230,659)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(888,954)	(1,597,922)	(10,025,089)	(32,069,864)
NET ASSETS:
Beginning of period	57,732,884	59,330,806	110,898,311	142,968,175

End of period	$56,843,930	$57,732,884	$100,873,222	$110,898,311

Undistributed Net Investment Income	$—	$—	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	352,896	862,371	193,101	628,406
Class A Shares	5,378	29,915	14,328	11,404
Class C Shares	—	—	—	688
Shares Redeemed
Institutional Class	(358,678)	(980,788)	(1,133,384)	(3,726,250)
Class A Shares	(1,014)	(74,974)	(5,208)	(20,198)
Class C Shares	(5,691)	(2,464)	(101)	(2,480)
Shares issued in reinvestment of dividends
Institutional Class	7,680	15,106	1,342	1,615
Class A Shares	795	2,015	392	618
Class C Shares	152	390	74	118

Net Increase (Decrease) in Shares
Institutional Class	1,898	(103,311)	(938,941)	(3,096,229)
Class A Shares	5,159	(43,044)	9,512	(8,176)
Class C Shares	(5,539)	(2,074)	(27)	(1,674)

	1,518	(148,429)	(929,456)	(3,106,079)

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Statements of Changes in Net Assets

	National Tax-Exempt Bond Fund For the Six Months Ended November 30, 2005	National Tax-Exempt Bond Fund For the Year Ended May 31, 2005
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income	$2,038,876	$4,595,231
Net realized gain (loss) on investments	15,000	741,291
Net increase or decrease in unrealized appreciation/depreciation on investments	(1,993,209)	(318,213)

Net increase (decrease) in net assets resulting from operations	60,667	5,018,309

Distributions to shareholders from
Net investment income
Institutional Class	(2,030,776)	(4,582,475)
Class A Shares	(5,927)	(8,451)
Class C Shares	(2,173)	(4,305)

Total distributions to shareholders	(2,038,876)	(4,595,231)

Capital Share Transactions:
Proceeds of Shares sold
Institutional Class	1,982,499	1,446,264
Class A Shares	144,513	147,897
Class C Shares	—	1,500
Cost of shares redeemed
Institutional Class	(9,474,434)	(23,131,544)
Class A Shares	(22,346)	(159,677)
Class C Shares	(1,027)	—
Value of shares issued in reinvestment of dividends
Institutional Class	11,869	13,413
Class A Shares	3,616	6,478
Class C Shares	1,566	3,079

Increase (decrease) in net assets derived from capital share transactions	(7,353,744)	(21,672,590)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,331,953)	(21,249,512)
NET ASSETS:
Beginning of period	122,604,093	143,853,605

End of period	$113,272,140	$122,604,093

Undistributed Net Investment Income	$—	$—

CAPITAL SHARE TRANSACTIONS (IN SHARES)
Shares sold
Institutional Class	206,093	147,438
Class A Shares	14,836	14,959
Class C Shares	—	154
Shares Redeemed
Institutional Class	(980,984)	(2,354,486)
Class A Shares	(2,330)	(16,191)
Class C Shares	(107)	—
Shares issued in reinvestment of dividends
Institutional Class	1,228	1,370
Class A Shares	373	656
Class C Shares	162	314

Net Increase (Decrease) in Shares
Institutional Class	(773,663)	(2,205,678)
Class A Shares	12,879	(576)
Class C Shares	55	468

	(760,729)	(2,205,786)

See Accompanying Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Institutional Class
Year ended 05/31/01	$1.00	$0.0575	$—	$0.0575	$(0.0575)	$—
Year ended 05/31/02	1.00	0.0239	—	0.0239	(0.0239)	—
Year ended 05/31/03	1.00	0.0120	—	0.0120	(0.0120)	—
Year ended 05/31/04	1.00	0.0070	—	0.0070	(0.0070)	—
Year ended 05/31/05	1.00	0.0163	—	0.0163	(0.0163)	—
For Six Months Ended 11/30/05†	1.00	0.0156	—	0.0156	(0.0156)	—
Government Money Market Fund Institutional Class
Year ended 05/31/01	1.00	0.0566	—	0.0566	(0.0566)	—
Year ended 05/31/02	1.00	0.0232	—	0.0232	(0.0232)	—
Year ended 05/31/03	1.00	0.0116	—	0.0116	(0.0116)	—
Year ended 05/31/04	1.00	0.0068	—	0.0068	(0.0068)	—
Year ended 05/31/05	1.00	0.0160	—	0.0160	(0.0160)	—
For Six Months Ended 11/30/05†	1.00	0.0154	—	0.0154	(0.0154)	—
Tax-Exempt Money Market Fund Institutional Class
Year ended 05/31/01	1.00	0.0348	—	0.0348	(0.0348)	—
Year ended 05/31/02	1.00	0.0161	—	0.0161	(0.0161)	—
Year ended 05/31/03	1.00	0.0094	—	0.0094	(0.0094)	—
Year ended 05/31/04	1.00	0.0057	—	0.0057	(0.0057)	—
Year ended 05/31/05	1.00	0.0124	—	0.0124	(0.0124)	—
For Six Months Ended 11/30/05†	1.00	0.0108	—	0.0108	(0.0108)	—
Growth & Income Fund Institutional Class
Year ended 05/31/01	25.50	0.17	(1.77)	(1.60)	(0.17)	(2.77)
Year ended 05/31/02	20.96	0.15	(2.16)	(2.01)	(0.15)	(1.96)
Year ended 05/31/03	16.84	0.15	(1.51)	(1.36)	(0.15)	—
Year ended 05/31/04	15.33	0.10	2.58	2.68	(0.10)	—
Year ended 05/31/05	17.91	0.16	0.98	1.14	(0.15)	—
For Six Months Ended 11/30/05†	18.90	0.07	1.12	1.19	(0.07)	—
Equity Income Fund Institutional Class
Year ended 05/31/01	7.07	0.08	(0.00)[2]	0.08	(0.08)	(1.98)
Year ended 05/31/02	5.09	0.07	(0.42)	(0.35)	(0.07)	(0.25)
Year ended 05/31/03	4.42	0.07	(0.55)	(0.48)	(0.07)	—
Year ended 05/31/04	3.87	0.09	0.63	0.72	(0.08)	—
Year ended 05/31/05	4.51	0.10	0.26	0.36	(0.09)	—
For Six Months Ended 11/30/05†	4.78	0.05	0.09	0.14	(0.05)	—
Equity Growth Fund Institutional Class
Year ended 05/31/01	12.67	0.04	(2.58)	(2.54)	(0.03)	(0.78)
Year ended 05/31/02	9.32	0.01	(2.70)	(2.69)	(0.02)	(0.11)
Year ended 05/31/03	6.50	0.03	(0.79)	(0.76)	(0.02)	—
Year ended 05/31/04	5.72	0.02	0.94	0.96	(0.02)	—
Year ended 05/31/05	6.66	0.04	0.19	0.23	(0.04)	—
For Six Months Ended 11/30/05†	6.85	0.00	0.31	0.32	(0.01)	—
Capital Opportunities Fund Institutional Class
For the period 7/5/00 to 5/31/01[1]	10.00	(0.00)[2]	(1.60)	(1.60)	(0.00)[2]	(0.01)
Year ended 05/31/02	8.39	(0.05)	(1.00)	(1.05)	—	—
Year ended 05/31/03	7.34	(0.03)	0.22	0.19	—	—
Year ended 05/31/04	7.53	(0.03)	1.95	1.92	—	—
Year ended 05/31/05	9.45	(0.04)	0.89	0.85	—	—
For Six Months Ended 11/30/05†	10.30	(0.01)	1.14	1.13	—	—

[1]	Commencement of Operations
[2]	Amount rounds to less than $0.005.
[3]	Annualized
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends and Distributions			Ratios/Supplemental Data
Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$(0.0575)	$1.00	5.91%	$661,899	0.38%	5.69%	0.44%	n/a
(0.0239)	1.00	2.41%	647,061	0.38%	2.41%	0.44%	n/a
(0.0120)	1.00	1.21%	749,413	0.38%	1.18%	0.44%	n/a
(0.0070)	1.00	0.71%	701,820	0.38%	0.71%	0.45%	n/a
(0.0163)	1.00	1.64%	711,485	0.40%	1.64%	0.44%	n/a
(0.0156)	1.00	1.57%	732,371	0.40%[3]	3.12%[3]	0.44%[3]	n/a

(0.0566)	1.00	5.81%	430,856	0.38%	5.65%	0.44%	n/a
(0.0232)	1.00	2.35%	402,908	0.38%	2.32%	0.45%	n/a
(0.0116)	1.00	1.17%	383,788	0.38%	1.16%	0.44%	n/a
(0.0068)	1.00	0.68%	373,145	0.38%	0.68%	0.44%	n/a
(0.0160)	1.00	1.61%	383,751	0.40%	1.61%	0.44%	n/a
(0.0154)	1.00	1.55%	448,488	0.40%[3]	3.10%[3]	0.45%[3]	n/a

(0.0348)	1.00	3.54%	195,275	0.38%	3.46%	0.46%	n/a
(0.0161)	1.00	1.63%	252,507	0.38%	1.58%	0.46%	n/a
(0.0094)	1.00	0.95%	289,896	0.38%	0.94%	0.46%	n/a
(0.0057)	1.00	0.58%	249,892	0.38%	0.57%	0.45%	n/a
(0.0124)	1.00	1.25%	210,168	0.40%	1.21%	0.46%	n/a
(0.0108)	1.00	1.08%	185,611	0.40%[3]	2.13%[3]	0.46%[3]	n/a

(2.94)	20.96	(7.42)%	469,580	0.70%	0.76%	0.80%	44.48%
(2.11)	16.84	(10.08)%	390,191	0.70%	0.87%	0.81%	41.17%
(0.15)	15.33	(8.03)%	395,293	0.74%	1.00%	0.82%	40.90%
(0.10)	17.91	17.55%	469,056	0.75%	0.58%	0.80%	38.63%
(0.15)	18.90	6.37%	456,009	0.78%	0.88%	0.80%	32.10%
(0.07)	20.02	6.31%	466,499	0.78%[3]	0.69%[3]	0.80%[3]	24.80%

(2.06)	5.09	1.66%	108,124	0.70%	1.44%	0.81%	32.09%
(0.32)	4.42	(7.26)%	103,601	0.70%	1.47%	0.83%	28.86%
(0.07)	3.87	(10.77)%	92,503	0.74%	1.95%	0.85%	32.17%
(0.08)	4.51	18.86%	87,814	0.75%	1.97%	0.85%	37.87%
(0.09)	4.78	8.11%	97,234	0.78%	2.21%	0.86%	26.98%
(0.05)	4.87	2.91%	94,662	0.77%[3]	2.08%[3]	0.86%[3]	24.30%

(0.81)	9.32	(20.97)%	73,582	0.70%	0.35%	0.84%	28.45%
(0.13)	6.50	(29.18)%	42,638	0.70%	0.14%	0.86%	57.89%
(0.02)	5.72	(11.69)%	29,568	0.74%	0.51%	1.00%	40.69%
(0.02)	6.66	16.89%	32,364	0.75%	0.23%	0.99%	49.41%
(0.04)	6.85	3.41%	34,688	0.78%	0.59%	1.01%	49.81%
(0.01)	7.16	4.65%	35,367	0.78%[3]	0.10%[3]	1.00%[3]	32.86%

(0.01)	8.39	(15.96)%	27,155	1.25%[3]	(0.14)%[3]	1.90%[3]	94.47%
—	7.34	(12.51)%	36,065	1.25%	(0.74)%	1.57%	123.84%
—	7.53	2.59%	66,491	1.25%	(0.58)%	1.63%	98.94%
—	9.45	25.50%	153,815	1.25%	(0.41)%	1.56%	69.23%
—	10.30	8.99%	190,026	1.27%	(0.39)%	1.54%	56.09%
—	11.43	10.97%	224,252	1.28%[3]	(0.28)%[3]	1.52%[3]	30.80%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
International Equity Fund Institutional Class
Year ended 05/31/01	$14.90	$0.08	$(1.94)	$(1.86)	$(0.01)	$(2.50)
Year ended 05/31/02	10.53	0.07	0.29	0.36	(0.01)	—
Year ended 05/31/03	10.88	0.13	(0.97)	(0.84)	(0.23)	—
Year ended 05/31/04	9.81	0.12	2.57	2.69	(0.07)	—
Year ended 05/31/05	12.43	0.17	1.57	1.74	(0.10)	—
For Six Months Ended 11/30/05†	14.07	(0.06)	1.01	0.96	(0.11)	—
Diversified Real Estate Fund Institutional Class
Year ended 05/31/01	8.99	0.47	1.18	1.65	(0.46)	—
Year ended 05/31/02	10.09	0.50	1.42	1.92	(0.52)	(0.04)
Year ended 05/31/03	11.42	0.57	0.01	0.58	(0.48)	(0.02)
Year ended 05/31/04	11.42	0.40	2.34	2.74	(0.53)	(0.06)
Year ended 05/31/05	13.52	0.33	3.36	3.69	(0.58)	(0.47)
For Six Months Ended 11/30/05†	16.16	0.27	1.19	1.46	(0.27)	—
Low Duration Bond Fund Institutional Class
For the period 3/15/04 to 05/31/04[1]	10.00	0.02	(0.15)	(0.13)	(0.02)	—
Year ended 05/31/05	9.85	0.17	(0.03)	0.14	(0.17)	—
For Six Months Ended 11/30/05†	9.82	0.13	(0.08)	0.05	(0.13)	—
Limited Maturity Bond Fund Institutional Class
Year ended 05/31/01	10.07	0.60	0.38	0.98	(0.60)	—
Year ended 05/31/02	10.45	0.48	(0.03)	0.45	(0.48)	(0.08)
Year ended 05/31/03	10.34	0.36	0.23	0.59	(0.36)	—
Year ended 05/31/04	10.57	0.29	(0.26)	0.03	(0.29)	—
Year ended 05/31/05	10.31	0.32	(0.04)	0.28	(0.32)	—
For Six Months Ended 11/30/05†	10.27	0.17	(0.15)	0.02	(0.17)	—
Total Return Bond Fund Institutional Class
Year ended 05/31/01	9.43	0.62	0.38	1.00	(0.62)	—
Year ended 05/31/02	9.81	0.53	0.08	0.61	(0.55)	(0.03)
Year ended 05/31/03	9.84	0.44	0.39	0.83	(0.48)	—
Year ended 05/31/04	10.19	0.35	(0.33)	0.02	(0.42)	(0.05)
Year ended 05/31/05	9.74	0.39	0.27	0.66	(0.42)	(0.06)
For Six Months Ended 11/30/05†	9.92	0.20	(0.22)	(0.02)	(0.21)	—
Maryland Tax-Exempt Bond Fund Institutional Class
Year ended 05/31/01	10.23	0.47	0.65	1.12	(0.47)	—
Year ended 05/31/02	10.88	0.44	0.15	0.59	(0.44)	—
Year ended 05/31/03	11.03	0.38	0.29	0.67	(0.38)	—
Year ended 05/31/04	11.32	0.35	(0.29)	0.06	(0.35)	—
Year ended 05/31/05	11.03	0.37	0.01	0.38	(0.37)	—
For Six Months Ended 11/30/05†	11.04	0.19	(0.17)	0.02	(0.19)	—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(2.51)	$10.53	(15.50)%	$97,264	1.02%	0.78%	1.17%	204.16%
—	(0.01)	10.88	3.46%	89,614	1.25%	0.71%	1.56%	76.95%
—	(0.23)	9.81	(7.75)%	124,338	1.25%	1.30%	1.81%	45.32%
—	(0.07)	12.43	27.56%	307,494	1.25%	0.66%	1.60%	91.00%
—	(0.10)	14.07	13.96%	485,904	1.27%	1.41%	1.59%	44.61%
—	(0.11)	14.92	6.92%	585,395	1.27%[3]	(0.91)%[3]	1.53%[3]	32.10%

(0.09)	(0.55)	10.09	18.75%	26,088	1.00%	5.18%	1.12%	8.94%
(0.03)	(0.59)	11.42	19.55%	44,809	1.00%	4.60%	1.07%	10.82%
(0.08)	(0.58)	11.42	5.49%	88,337	1.04%	4.39%	1.09%	14.84%
(0.05)	(0.64)	13.52	24.32%	161,877	1.04%	3.08%	1.04%	24.99%
—	(1.05)	16.16	27.84%	192,655	1.03%	2.22%	1.03%	18.49%
—	(0.27)	17.35	9.08%	203,915	1.02%[3]	3.18%[3]	1.02%[3]	12.72%

—	(0.02)	9.85	(1.28)%[2]	45,757	0.60%[3]	1.08%[3]	0.80%[3]	9.04%
—	(0.17)	9.82	1.39%	12,696	0.62%	1.58%	0.70%	85.73%
—	(0.13)	9.74	0.51%	6,036	0.62%[3]	2.58%[3]	1.18%[3]	50.54%

—	(0.60)	10.45	9.92%	162,435	0.45%	5.77%	0.57%	42.21%
—	(0.56)	10.34	4.43%	144,426	0.45%	4.60%	0.58%	46.71%
—	(0.36)	10.57	5.82%	175,294	0.49%	3.46%	0.59%	62.07%
—	(0.29)	10.31	0.29%	171,672	0.50%	2.76%	0.59%	79.96%
—	(0.32)	10.27	2.74%	165,102	0.52%	3.09%	0.58%	63.24%
—	(0.17)	10.12	0.20%	142,933	0.52%[3]	3.32%[3]	0.59%[3]	23.25%

—	(0.62)	9.81	10.81%	124,342	0.45%	6.34%	0.58%	87.61%
—	(0.58)	9.84	6.34%	128,717	0.45%	5.42%	0.59%	88.14%
—	(0.48)	10.19	8.68%	144,061	0.49%	4.44%	0.59%	108.44%
—	(0.47)	9.74	0.22%	135,360	0.50%	3.54%	0.61%	159.78%
—	(0.48)	9.92	6.87%	136,288	0.52%	3.97%	0.59%	68.56%
—	(0.21)	9.69	(0.20)%	137,331	0.53%[3]	4.04%[3]	0.60%[3]	29.27%

—	(0.47)	10.88	11.09%	41,131	0.45%	4.37%	0.79%	32.07%
—	(0.44)	11.03	5.55%	50,720	0.45%	4.05%	0.78%	17.67%
—	(0.38)	11.32	6.15%	62,090	0.49%	3.38%	0.80%	19.37%
—	(0.35)	11.03	0.57%	57,765	0.50%	3.16%	0.80%	22.74%
—	(0.37)	11.04	3.46%	56,663	0.53%	3.31%	0.81%	21.94%
—	(0.19)	10.87	0.20%	55,796	0.52%[3]	3.50%[3]	0.82%[3]	10.82%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Tax-Exempt Limited Maturity Bond Fund Institutional Class
Year ended 05/31/01	$9.62	$0.41	$0.38	$0.79	$(0.41)	$—
Year ended 05/31/02	10.00	0.38	0.10	0.48	(0.38)	—
Year ended 05/31/03	10.10	0.29	0.15	0.44	(0.29)	—
Year ended 05/31/04	10.25	0.21	(0.20)	0.01	(0.21)	—
Year ended 05/31/05	10.05	0.20	(0.07)	0.13	(0.20)	—
For Six Months Ended 11/30/05†	9.98	0.12	(0.08)	0.04	(0.12)	—
National Tax-Exempt Bond Fund Institutional Class
Year ended 05/31/01	9.38	0.45	0.53	0.98	(0.45)	—
Year ended 05/31/02	9.91	0.39	0.16	0.55	(0.39)	(0.21)
Year ended 05/31/03	9.86	0.34	0.25	0.59	(0.34)	(0.08)
Year ended 05/31/04	10.03	0.33	(0.32)	0.01	(0.33)	—
Year ended 05/31/05	9.71	0.34	0.01	0.35	(0.34)	—
For Six Months Ended 11/30/05†	9.72	0.17	(0.16)	0.01	(0.17)	—

[1]	Commencement of Operations
[2]	Aggregate Since Inception
[3]	Annualized
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.41)	$10.00	8.32%	$80,047	0.45%	4.13%	0.73%	92.07%
—	(0.38)	10.10	4.89%	79,238	0.45%	3.79%	0.75%	47.25%
—	(0.29)	10.25	4.36%	122,650	0.49%	2.73%	0.75%	41.77%
—	(0.21)	10.05	0.08%	142,348	0.50%	2.05%	0.73%	23.36%
—	(0.20)	9.98	1.34%	110,381	0.53%	2.03%	0.74%	20.26%
—	(0.12)	9.90	0.41%	100,266	0.52%[3]	2.43%[3]	0.76%[3]	38.89%

—	(0.45)	9.91	10.60%	181,297	0.45%	4.58%	0.72%	160.45%
—	(0.60)	9.86	5.81%	174,299	0.45%	3.97%	0.73%	108.13%
—	(0.42)	10.03	6.12%	170,408	0.49%	3.38%	0.72%	36.00%
—	(0.33)	9.71	0.13%	143,400	0.50%	3.37%	0.72%	20.38%
—	(0.34)	9.72	3.62%	122,151	0.53%	3.45%	0.74%	16.69%
—	(0.17)	9.56	0.07%	112,703	0.52%[3]	3.46%[3]	0.75%[3]	14.64%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	$1.00	$0.0070	$—	$0.0070	$(0.0070)	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	—
For Six Months Ended 11/30/05†	1.00	0.0131	—	0.0131	(0.0131)	—
Government Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0068	—	0.0068	(0.0068)	—
Year ended 05/31/04	1.00	0.0047	—	0.0047	(0.0047)	—
Year ended 05/31/05	1.00	0.0110	—	0.0110	(0.0110)	—
For Six Months Ended 11/30/05†	1.00	0.0129	—	0.0129	(0.0129)	—
Tax-Exempt Money Market Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0058	—	0.0058	(0.0058)	—
Year ended 05/31/04	1.00	0.0037	—	0.0037	(0.0037)	—
Year ended 05/31/05	1.00	0.0074	—	0.0074	(0.0074)	—
For Six Months Ended 11/30/05†	1.00	0.0082	—	0.0082	(0.0082)	—
Growth & Income Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	13.79	0.06	1.53	1.59	(0.06)	—
Year ended 05/31/04	15.32	0.03	2.56	2.59	(0.05)	—
Year ended 05/31/05	17.86	0.07	0.97	1.04	(0.09)	—
For Six Months Ended 11/30/05†	18.81	0.02	1.11	1.13	(0.02)	—
Equity Income Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	3.43	0.03	0.44	0.47	(0.03)	—
Year ended 05/31/04	3.87	0.06	0.63	0.69	(0.06)	—
Year ended 05/31/05	4.50	0.08	0.27	0.35	(0.07)	—
For Six Months Ended 11/30/05†	4.78	0.04	0.08	0.12	(0.04)	—
Equity Growth Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	4.97	0.01	0.74	0.75	(0.01)	—
Year ended 05/31/04	5.71	—	0.92	0.92	0.00 [3]	—
Year ended 05/31/05	6.63	0.01	0.19	0.20	(0.02)	—
For Six Months Ended 11/30/05†	6.81	(0.01)	0.30	0.29	—	—
Capital Opportunities Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	5.77	(0.02)	1.76	1.74	—	—
Year ended 05/31/04	7.51	(0.04)	1.90	1.86	—	—
Year ended 05/31/05	9.37	(0.04)	0.83	0.79	—	—
For Six Months Ended 11/30/05†	10.16	(0.04)	1.13	1.09	—	—
International Equity Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	8.94	0.12	0.87	0.99	(0.14)	—
Year ended 05/31/04	9.79	0.09	2.54	2.63	(0.04)	—
Year ended 05/31/05	12.38	0.11	1.54	1.65	(0.05)	—
For Six Months Ended 11/30/05†	13.98	(0.10)	1.01	0.92	(0.08)	—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.0070)	$1.00	0.70%	$830	0.38%[2]	0.94%[2]	0.94%[2]	n/a
—	(0.0050)	1.00	0.50%	82,792	0.86%	0.21%	0.95%	n/a
—	(0.0113)	1.00	1.14%	86,699	0.90%	1.13%	0.94%	n/a
—	(0.0131)	1.00	1.32%	104,136	0.90%[2]	2.64%[2]	0.94%[2]	n/a

—	(0.0068)	1.00	0.68%	448	0.38%[2]	0.87%[2]	0.95%[2]	n/a
—	(0.0047)	1.00	0.47%	2,814	0.74%	0.31%	0.94%	n/a
—	(0.0110)	1.00	1.11%	1,550	0.90%	0.98%	0.94%	n/a
—	(0.0129)	1.00	1.30%	1,048	0.90%[2]	2.53%[2]	0.95%[2]	n/a

—	(0.0058)	1.00	0.59%	2,354	0.38%[2]	0.83%[2]	0.95%[2]	n/a
—	(0.0037)	1.00	0.37%	7,369	0.68%	0.28%	0.95%	n/a
—	(0.0074)	1.00	0.74%	12,305	0.90%	0.75%	0.96%	n/a
—	(0.0082)	1.00	0.82%	9,086	0.90%[2]	1.66%[2]	0.96%[2]	n/a

—	(0.06)	15.32	11.56%	1,023	1.25%[2]	0.47%[2]	1.31%[2]	40.90%
—	(0.05)	17.86	16.96%	4,448	1.25%	0.11%	1.30%	38.63%
—	(0.09)	18.81	5.84%	6,292	1.27%	0.37%	1.30%	32.10%
—	(0.02)	19.92	6.03%	7,632	1.28%[2]	0.20%[2]	1.30%[2]	24.80%

—	(0.03)	3.87	13.74%	33	1.25%[2]	1.60%[2]	1.40%[2]	32.17%
—	(0.06)	4.50	18.06%	298	1.25%	1.55%	1.35%	37.87%
—	(0.07)	4.78	7.87%	378	1.28%	1.73%	1.35%	26.98%
—	(0.04)	4.86	2.46%	562	1.28%[2]	1.69%[2]	1.36%[2]	24.30%

—	(0.01)	5.71	15.06%	22	1.25%[2]	0.08%[2]	1.62%[2]	40.69%
—	0.00 [3]	6.63	16.21%	152	1.25%	(0.25)%	1.49%	49.41%
—	(0.02)	6.81	2.97%	270	1.28%	0.02%	1.51%	49.81%
—	—	7.10	4.26%	313	1.28%[2]	(0.40)%[2]	1.50%[2]	32.86%

—	—	7.51	30.16%	106	1.75%[2]	(0.94)%[2]	2.17%[2]	98.94%
—	—	9.37	24.77%	894	1.75%	(0.94)%	2.06%	69.23%
—	—	10.16	8.43%	1,368	1.77%	(0.95)%	2.03%	56.09%
—	—	11.25	10.73%	1,511	1.78%[2]	(0.78)%[2]	2.02%[2]	30.80%

—	(0.14)	9.79	11.10%	70	1.75%[2]	1.67%[2]	2.61%[2]	45.32%
—	(0.04)	12.38	26.99%	1,079	1.75%	0.76%	2.10%	91.00%
—	(0.05)	13.98	13.35%	2,007	1.77%	1.00%	2.09%	44.61%
—	(0.08)	14.82	6.58%	2,375	1.78%[2]	(1.39)%[2]	2.03%[2]	32.10%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Diversified Real Estate Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	$10.72	$0.36	$0.73	$1.09	$(0.42)	$—
Year ended 05/31/04	11.39	0.34	2.34	2.68	(0.52)	(0.06)
Year ended 05/31/05	13.46	0.30	3.29	3.59	(0.51)	(0.47)
For Six Months Ended 11/30/05†	16.07	0.24	1.17	1.41	(0.23)	—
Low Duration Bond Fund Class A Shares
For Period 3/15/04 to 05/31/04[1]	10.00	0.02	(0.15)	(0.13)	(0.02)	—
Year ended 05/31/05	9.85	0.14	(0.03)	0.11	(0.14)	—
For Six Months Ended 11/30/05†	9.82	0.12	(0.08)	0.04	(0.12)	—
Limited Maturity Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.46	0.20	0.10	0.30	(0.20)	—
Year ended 05/31/04	10.56	0.24	(0.25)	(0.01)	(0.24)	—
Year ended 05/31/05	10.31	0.27	(0.05)	0.22	(0.27)	—
For Six Months Ended 11/30/05†	10.26	0.14	(0.14)	0.00	(0.14)	—
Total Return Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	9.95	0.26	0.26	0.52	(0.28)	—
Year ended 05/31/04	10.19	0.35	(0.38)	(0.03)	(0.37)	(0.06)
Year ended 05/31/05	9.74	0.34	0.27	0.61	(0.37)	(0.06)
For Six Months Ended 11/30/05†	9.92	0.17	(0.22)	(0.04)	(0.19)	—
Maryland Tax-Exempt Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	11.31	0.21	0.01	0.22	(0.21)	—
Year ended 05/31/04	11.32	0.30	(0.29)	0.01	(0.30)	—
Year ended 05/31/05	11.03	0.31	0.01	0.32	(0.31)	—
For Six Months Ended 11/30/05†	11.04	0.16	(0.18)	(0.02)	(0.16)	—
Tax-Exempt Limited Maturity Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.25	0.14	—	0.14	(0.14)	—
Year ended 05/31/04	10.25	0.16	(0.20)	(0.04)	(0.16)	—
Year ended 05/31/05	10.05	0.15	(0.07)	0.08	(0.15)	—
For Six Months Ended 11/30/05†	9.98	0.10	(0.08)	0.02	(0.10)	—
National Tax-Exempt Bond Fund Class A Shares
For Period 9/30/02 to 05/31/03[1]	10.14	0.19	(0.03)	0.16	(0.19)	(0.08)
Year ended 05/31/04	10.03	0.28	(0.30)	(0.02)	(0.28)	—
Year ended 05/31/05	9.73	0.29	0.01	0.30	(0.29)	—
For Six Months Ended 11/30/05†	9.74	0.14	(0.16)	(0.02)	(0.14)	—

[1]	Commencement of Operations
[2]	Anualized
[3]	Amount rounds to less than $0.005.
[4]	Aggregate Since Inception
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.42)	$11.39	10.54%	$194	1.55%[2]	0.92%[2]	1.64%[2]	14.84%
(0.03)	(0.61)	13.46	23.82%	1,109	1.54%	1.71%	1.54%	24.99%
—	(0.98)	16.07	27.14%	2,012	1.53%	1.42%	1.53%	18.49%
—	(0.23)	17.25	8.81%	2,398	1.53%[2]	2.67%[2]	1.53%[2]	12.72%

—	(0.02)	9.85	(1.33)%[4]	12	0.85%[2]	0.82%[2]	1.05%[2]	9.04%
—	(0.14)	9.82	1.13%	85	0.87%	1.66%[2]	0.92%	85.73%
—	(0.12)	9.74	0.38%	93	0.88%[2]	2.39%[2]	1.49%[2]	50.54%

—	(0.20)	10.56	2.84%	262	1.00%[2]	2.64%[2]	1.10%[2]	62.07%
—	(0.24)	10.31	(0.11)%	2,506	1.00%	2.27%	1.09%	79.96%
—	(0.27)	10.26	2.13%	2,681	1.02%	2.59%	1.08%	63.24%
—	(0.14)	10.12	0.04%	3,727	1.03%[2]	2.85%[2]	1.10%[2]	23.25%

—	(0.28)	10.19	5.32%	85	1.00%[2]	3.45%[2]	1.11%[2]	108.44%
—	(0.42)	9.74	(0.28)%	871	1.00%	3.18%	1.11%	159.78%
—	(0.43)	9.92	6.34%	768	1.02%	3.45%	1.09%	68.56%
—	(0.19)	9.69	(0.45)%	826	1.03%[2]	3.55%[2]	1.10%[2]	29.27%

—	(0.21)	11.32	1.95%	827	1.00%[2]	2.71%[2]	1.39%[2]	19.37%
—	(0.30)	11.03	0.08%	1,258	1.00%	2.67%	1.30%	22.74%
—	(0.31)	11.04	2.94%	852	1.03%	2.81%	1.31%	21.94%
—	(0.16)	10.86	(0.14)%	894	1.03%[2]	3.00%[2]	1.32%[2]	10.82%

—	(0.14)	10.25	1.33%	557	1.00%[2]	1.78%[2]	1.33%[2]	41.77%
—	(0.16)	10.05	(0.42)%	496	1.00%	1.55%	1.23%	23.36%
—	(0.15)	9.98	0.84%	411	1.03%	1.53%	1.24%	20.26%
—	(0.10)	9.90	0.16%	502	1.03%[2]	1.93%[2]	1.26%[2]	38.89%

—	(0.19)	10.03	1.67%	35	1.00%[2]	2.82%[2]	1.23%[2]	36.00%
—	(0.36)	9.73	(0.16)%	281	1.00%	2.92%	1.22%	20.38%
—	(0.29)	9.74	3.09%	276	1.02%	2.95%	1.24%	16.69%
—	(0.14)	9.58	(0.17)%	395	1.03%[2]	2.97%[2]	1.25%[2]	14.64%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Prime Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	$1.00	$0.0071	$—	$0.0071	$(0.0071)	$—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0113	—	0.0113	(0.0113)	—
For Six Months Ended 11/30/05†	1.00	0.0131	—	0.0131	(0.0131)	—
Government Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0073	—	0.0073	(0.0073)	—
Year ended 05/31/04	1.00	0.0050	—	0.0050	(0.0050)	—
Year ended 05/31/05	1.00	0.0114	—	0.0114	(0.0114)	—
For Six Months Ended 11/30/05†	1.00	0.0132	—	0.0132	(0.0132)	—
Tax Exempt Money Market Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	1.00	0.0056	—	0.0056	(0.0056)	—
Year ended 05/31/04	1.00	0.0045	—	0.0045	(0.0045)	—
Year ended 05/31/05	1.00	0.0077	—	0.0077	(0.0077)	—
For Six Months Ended 11/30/05†	1.00	0.0079	—	0.0079	(0.0079)	—
Growth & Income Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	13.79	0.04	1.49	1.53	(0.04)	—
Year ended 05/31/04	15.28	(0.04)	2.54	2.50	(0.02)	—
Year ended 05/31/05	17.76	(0.01)	0.95	0.94	(0.07)	—
For Six Months Ended 11/30/05†	18.63	(0.00)	1.09	1.08	(0.00)	—
Equity Income Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	3.43	0.03	0.44	0.47	(0.02)	—
Year ended 05/31/04	3.88	0.05	0.63	0.68	(0.05)	—
Year ended 05/31/05	4.51	0.06	0.27	0.33	(0.05)	—
For Six Months Ended 11/30/05†	4.79	0.03	0.08	0.11	(0.02)	—
Equity Growth Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	4.97	—	0.72	0.72	—	—
Year ended 05/31/04	5.69	(0.06)	0.97	0.91	(0.01)	—
Year ended 05/31/05	6.59	0.01	0.14	0.15	—[4]	—
For Six Months Ended 11/30/05†	6.74	(0.04)	0.32	0.28	—	—
Capital Opportunities Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	5.77	(0.02)	1.72	1.70	—	—
Year ended 05/31/04	7.47	(0.08)	1.89	1.81	—	—
Year ended 05/31/05	9.28	(0.11)	0.84	0.73	—	—
For Six Months Ended 11/30/05†	10.01	(0.07)	1.11	1.04	—	—
International Equity Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	8.94	0.14	0.80	0.94	(0.12)	—
Year ended 05/31/04	9.76	0.01	2.55	2.56	(0.04)	—
Year ended 05/31/05	12.28	0.04	1.56	1.60	(0.01)	—
For Six Months Ended 11/30/05†	13.87	(0.10)	0.97	0.88	(0.04)	—

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.0071)	$1.00	0.72%	$84	0.38%[2]	0.88%[2]	1.45%[2]	n/a
—	(0.0050)	1.00	0.50%	475	0.59%	0.48%	1.45%	n/a
—	(0.0113)	1.00	1.14%	1,321	0.90%	1.27%	1.44%	n/a
—	(0.0131)	1.00	1.32%	606	0.90%[2]	2.56%[2]	1.44%[2]	n/a

—	(0.0073)	1.00	0.74%	1	0.38%[2]	1.05%[2]	1.50%[2]	n/a
—	(0.0050)	1.00	0.50%	3	0.47%	0.40%	1.44%	n/a
—	(0.0114)	1.00	1.14%	3	0.86%	1.14%	1.36%	n/a
—	(0.0132)	1.00	1.33%	3	0.83%[2]	2.64%[2]	1.33%[2]	n/a

—	(0.0056)	1.00	0.56%	1	0.38%[2]	0.90%[2]	1.52%[2]	n/a
—	(0.0045)	1.00	0.45%	1	0.43%	0.45%	1.45%	n/a
—	(0.0077)	1.00	0.78%	2	0.90%	0.85%	1.38%	n/a
—	(0.0079)	1.00	0.80%	2	0.90%[2]	1.58%[2]	1.40%[2]	n/a

—	(0.04)	15.28	11.12%	412	1.75%[2]	0.07%[2]	1.80%[2]	40.39%
—	(0.02)	17.76	16.39%	2,267	1.75%	(0.42)%	1.80%	38.63%
—	(0.07)	18.63	5.29%	2,862	1.77%	(0.13)%	1.80%	32.10%
—	(0.00)	19.71	5.80%	3,619	1.78%[2]	(0.31)%[2]	1.81%[2]	24.80%

—	(0.02)	3.88	13.71%	1	1.75%[2]	1.01%[2]	1.81%[2]	32.17%
—	(0.05)	4.51	17.52%	57	1.75%	1.60%	1.85%	37.87%
—	(0.05)	4.79	7.39%	36	1.78%	1.17%	1.85%	26.98%
—	(0.02)	4.88	2.31%	36	1.77%[2]	1.09%[2]	1.86%[2]	24.30%

—	—	5.69	14.50%	8	1.75%[2]	(0.72)%[2]	2.81%[2]	40.90%
—	(0.01)	6.59	15.93%	9	1.75%	(0.78)%	1.99%	49.41%
—	—[4]	6.74	2.30%	16	1.78%	(0.39)%	2.01%	49.81%
—	—	7.02	4.15%	16	1.77%[2]	(0.90)%[2]	2.00%[2]	32.86%

—	—	7.47	29.46%	33	2.25%[2]	(1.40)%[2]	2.70%[2]	98.94%
—	—	9.28	24.23%	452	2.25%	(1.40)%	2.56%	69.23%
—	—	10.01	7.87%	659	2.27%	(1.38)%	2.53%	56.09%
—	—	11.05	10.39%	798	2.28%[2]	(1.28)%[2]	2.52%[2]	30.80%

—	(0.12)	9.76	10.53%	37	2.25%[2]	2.53%[2]	3.00%[2]	45.32%
—	(0.04)	12.28	26.39%	480	2.25%	0.45%	2.60%	91.00%
—	(0.01)	13.87	12.92%	655	2.27%	0.32%	2.59%	44.61%
—	(0.04)	14.71	6.41%	977	2.28%[2]	(1.97)%[2]	2.53%[2]	32.10%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

		Change in Net Assets Resulting from Operations			Less Dividends from:
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Change in Net Asset Value Resulting from Operations	Net Investment Income	Net Realized Gains (Losses) on Investments
Diversified Real Estate Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	$10.72	$0.33	$0.73	$1.06	$(0.41)	$—
Year ended 05/31/04	11.37	0.29	2.30	2.59	(0.46)	(0.06)
Year ended 05/31/05	13.40	0.18	3.34	3.52	(0.42)	(0.47)
For Six Months Ended 11/30/05†	16.03	0.19	1.18	1.37	(0.19)	—
Low Duration Bond Fund Class C Shares
For Period 03/15/04 to 05/31/04[1]	10.00	0.01	(0.15)	(0.14)	(0.01)	—
Year ended 05/31/05	9.85	0.10	(0.03)	0.07	(0.10)	—
For Six Months Ended 11/30/05†	9.82	0.08	(0.08)	0.00	(0.08)	—
Limited Maturity Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.46	0.16	0.09	0.25	(0.16)	—
Year ended 05/31/04	10.55	0.19	(0.24)	(0.05)	(0.19)	—
Year ended 05/31/05	10.31	0.22	(0.05)	0.17	(0.22)	—
For Six Months Ended 11/30/05†	10.26	0.12	(0.14)	(0.02)	(0.12)	—
Total Return Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	9.95	0.24	0.25	0.49	(0.25)	—
Year ended 05/31/04	10.19	0.28	(0.36)	(0.08)	(0.32)	(0.05)
Year ended 05/31/05	9.74	0.29	0.27	0.56	(0.32)	(0.06)
For Six Months Ended 11/30/05†	9.92	0.15	(0.23)	(0.08)	(0.16)	—
Maryland Tax-Exempt Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	11.31	0.17	0.01	0.18	(0.17)	—
Year ended 05/31/04	11.32	0.24	(0.29)	(0.05)	(0.24)	—
Year ended 05/31/05	11.03	0.26	0.01	0.27	(0.26)	—
For Six Months Ended 11/30/05†	11.04	0.14	(0.17)	(0.03)	(0.14)	—
Tax-Exempt Limited Maturity Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.25	0.10	—	0.10	(0.10)	—
Year ended 05/31/04	10.25	0.11	(0.20)	(0.09)	(0.11)	—
Year ended 05/31/05	10.05	0.10	(0.07)	0.03	(0.10)	—
For Six Months Ended 11/30/05†	9.98	0.07	(0.08)	(0.01)	(0.07)	—
National Tax-Exempt Bond Fund Class C Shares
For Period 9/30/02 to 05/31/03[1]	10.14	0.16	(0.02)	0.14	(0.16)	(0.08)
Year ended 05/31/04	10.04	0.24	(0.33)	(0.09)	(0.24)	—
Year ended 05/31/05	9.71	0.24	0.01	0.25	(0.24)	—
For Six Months Ended 11/30/05†	9.72	0.12	(0.16)	(0.04)	(0.12)	—

[1]	Commencement of Operations
[2]	Anualized
[3]	Aggregate Since Inception
[4]	Amount rounds to less than $0.005.
†	Unaudited

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Financial Highlights

(For a Share of Beneficial Interest Outstanding Throughout Each Period)

Less Dividends from:				Ratios/Supplemental Data
Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Expenses to Average Net Assets After Waiver	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets Before Waiver	Portfolio Turnover

$—	$(0.41)	$11.37	10.25%	$155	2.05%[2]	1.04%[2]	2.14%[2]	14.84%
(0.04)	(0.56)	13.40	23.04%	711	2.04%	1.82%	2.04%	24.99%
—	(0.89)	16.03	26.62%	860	2.03%	0.91%	2.03%	18.49%
—	(0.19)	17.21	8.57%	987	2.02%[2]	2.18%[2]	2.02%[2]	12.72%

—	(0.01)	9.85	(1.42)%[3]	12	1.60%[2]	0.37%[2]	2.20%[2]	9.04%
—	(0.10)	9.82	0.68%	12	1.33%	0.98%	1.34%	85.73%
—	(0.08)	9.74	0.00%	12	1.63%[2]	1.64%[2]	1.74%[2]	50.54%

—	(0.16)	10.55	2.41%	155	1.50%[2]	2.03%[2]	1.63%[2]	62.07%
—	(0.19)	10.31	(0.52)%	1,035	1.50%	1.76%	1.59%	79.96%
—	(0.22)	10.26	1.62%	1,103	1.52%	2.10%	1.58%	63.24%
—	(0.12)	10.12	(0.21)%	1,019	1.52%[2]	2.32%[2]	1.59%[2]	23.25%

—	(0.25)	10.19	5.03%	76	1.50%[2]	2.65%[2]	1.63%[2]	108.44%
—	(0.37)	9.74	(0.79)%	332	1.50%	2.63%	1.61%	159.78%
—	(0.38)	9.92	5.81%	595	1.52%	2.97%	1.59%	68.56%
—	(0.16)	9.68	(0.80)%	606	1.53%[2]	3.04%[2]	1.60%[2]	29.27%

—	(0.17)	11.32	1.59%	52	1.50%[2]	2.21%[2]	1.83%[2]	19.37%
—	(0.24)	11.03	(0.43)%	240	1.50%	2.19%	1.80%	22.74%
—	(0.26)	11.04	2.43%	218	1.53%	2.31%	1.81%	21.94%
—	(0.14)	10.87	(0.30)%	154	1.52%[2]	2.49%[2]	1.82%[2]	10.82%

—	(0.10)	10.25	0.98%	1	1.50%[2]	1.51%[2]	1.91%[2]	41.77%
—	(0.11)	10.05	(0.91)%	123	1.50%	1.06%	1.73%	23.36%
—	(0.10)	9.98	0.33%	106	1.52%	1.03%	1.74%	20.26%
—	(0.07)	9.90	(0.09)%	105	1.52%[2]	1.43%[2]	1.76%[2]	38.89%

—	(0.24)	10.04	1.43%	52	1.50%[2]	2.31%[2]	1.73%[2]	36.00%
—	(0.24)	9.71	(0.96)%	172	1.50%	2.41%	1.72%	20.38%
—	(0.24)	9.72	2.59%	177	1.53%	2.45%	1.74%	16.69%
—	(0.12)	9.56	(0.43)%	174	1.52%[2]	2.46%[2]	1.75%[2]	14.64%

See Accompanying Notes to Financial Statements.

Mercantile Funds, Inc.

Notes to Financial Statements

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES

Mercantile Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Company was incorporated in Maryland on March 7, 1989. The Articles of Incorporation of the Company authorize the Board of Directors to issue up to twenty billion shares, having a par value of $.001 per share. The Company is a series mutual fund which currently issues shares of common stock representing interests in fifteen investment portfolios: the Prime Money Market Fund, Government Money Market Fund and Tax-Exempt Money Market Fund (the “Money Market Funds”), the Growth & Income Fund, Equity Income Fund, Equity Growth Fund, Capital Opportunities Fund, International Equity Fund and Diversified Real Estate Fund (the “Equity Funds”), and the Low Duration Bond Fund, Limited Maturity Bond Fund, Total Return Bond Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund (the “Bond Funds”), (the Money Market Funds, Equity Funds and Bond Funds collectively, the “Funds,” individually, the “Fund”).

Each Fund is authorized to issue three classes of shares: Institutional Class Shares, Class A Shares and Class C Shares. Shares of all classes of a Fund represent equal pro rata interests in the Fund and bear the same fees and expenses, except that (i) Class A Shares of the Equity Funds and Bond Funds are subject to maximum front-end sales charges of 4.75% and 4.25%, respectively, (ii) Class C Shares of each Fund are subject to a contingent deferred sales charge of 1.00%, and (iii) Class A Shares and Class C Shares of each Fund are subject to distribution and servicing fees payable pursuant to separate Distribution and Services Plans adopted for each such class of shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A)	Security Valuation: Investment securities held by the Money Market Funds are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed pursuant to procedures adopted by the Company’s Board of Directors. Each Money Market Fund seeks to maintain a stable net asset value of $1.00 per share, but there can be no assurance that it will be able to do so.

Investments held by the Equity Funds and Bond Funds are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value. A security that is primarily traded on a domestic security exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities for which the primary market is the National Association of Securities Dealers Automated Quotations National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, provided that if such securities are not traded on the valuation date, they will be valued at the preceding closing values and provided further, that when an occurrence subsequent to the time of valuation is likely to have changed the value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Company’s Board of Directors. Over-the-counter securities and securities listed or traded on foreign exchanges with operations similar to the U.S. over-the-counter market are valued at the mean of the most recent available quoted bid and ask prices in the over-the-counter market. Market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Directors, which may rely on matrix pricing systems, electronic data processing techniques and/or quoted bid and ask prices provided by investment dealers. Investments in mutual funds are valued at the closing net asset value per share on the day of valuation.

Short-term investments with maturities of 60 days or less are valued at amortized cost; which approximates fair value. The net asset value per share of the Equity Funds and Bond Funds will fluctuate as the values of their respective investment portfolios change.

B)

Security Transactions and Investment Income:    Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund while general expenses of the Company are allocated among the Funds based on relative

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

net assets or another reasonable basis. In addition, expenses of a Fund not directly attributable to the operations of a particular class of shares of the Fund are allocated among the separate classes based on the relative net assets of each class. Expenses directly attributable to a particular class of shares of a Fund are charged to the operations of that class.

C)	Dividends and Distributions to Shareholders: Dividends from net investment income are determined separately for each class of shares of a Fund and are declared daily and paid monthly to shareholders of the Money Market Funds and Bond Funds; are declared and paid quarterly to shareholders of the Growth & Income Fund, Equity Income Fund and Diversified Real Estate Fund; are declared and paid semi-annually to shareholders of the International Equity Fund and Equity Growth Fund; and are declared and paid annually to shareholders of the Capital Opportunities Fund. Any net realized capital gains are distributed at least annually with regard to the Funds. The Company intends to distribute substantially all of its investment company taxable income and any net realized capital gains in order to avoid federal income tax.

Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax resolutions.

D)	Repurchase Agreements: Each Fund except the Tax-Exempt Money Market Fund may agree to purchase portfolio securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. In the case of the Prime Money Market Fund and Government Money Market Fund, collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price (including accrued interest), plus the transaction costs the Funds could expect to incur if the seller defaults, marked-to-market daily. Repurchase agreements are accounted for as collateralized financings. The policy of the Funds is to obtain possession of collateral with a market value equal to 102% of the repurchase agreement.

E)	Foreign Currency Translation: Foreign currency amounts are translated into U.S. dollars at prevailing exchange rates as follows: assets and liabilities at the rate of exchange prevailing at the end of the respective period, purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F)	Forward Foreign Currency Contracts: The International Equity Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. All commitments are marked-to-market daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in income as a component of realized gain or loss on foreign currency. Such contracts, which protect the value of the Fund’s investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities, but merely establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

G)	Forward Interest Rate Swap Contracts: The Bond Funds may enter into forward interest rate swap contracts in order to hedge their exposure to changes in interest rates on their debt portfolio holdings. All commitments are marked-to-market daily at the applicable interest rate and any resulting unrealized gains or losses are recorded currently. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included as unrealized gain or loss in the Statements of Operations. Such contracts, which protect the value of the Fund’s investment securities against an increase in interest rates, do not eliminate fluctuations in the underlying prices of the securities, but its characteristics are such that the contract’s price tends to move in the opposite direction of the underlying bonds in the portfolio. Also, although such contracts tend to minimize the risk of loss due to an increase in interest rates, at the same time they tend to limit any potential gain that might be realized should interest rates decrease.

H)

Interest Rate Swap Agreements:    The Bond Funds may invest in interest rate swap agreements for the purpose of hedging against changes in interest rates. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statements of Operations.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Continued

Net payments of interest are recorded as interest income. Entering into interest rate swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Net Assets. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates.

I)	Securities Lending: Pursuant to an agreement with Credit Suisse First Boston, New York Branch, each Fund except the Tax-Exempt Money Market Fund, Maryland Tax-Exempt Bond Fund, Tax-Exempt Limited Maturity Bond Fund and National Tax-Exempt Bond Fund lends its portfolio securities to approved brokers, dealers or other financial institutions to earn additional income. Prior to the close of each business day, loans of securities are secured by collateral at least equal to 102% (105% for the International Equity Fund) of the value of the securities on loan. However, due to market fluctuations, the value of the securities on loan may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with securities lending is invested in certain high quality, liquid investments. Although the collateral mitigates risk; securities lending presents risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral if the borrower of the securities fails financially. The Company has the right under the securities lending agreement to recover the securities from the borrower on demand.

At November 30, 2005, the cash collateral investments consisted of:

Repurchase Agreements	19%
Commercial Paper	19%
Floating Rate Notes	44%
Asset Backed Securities	14%
Liquidity Notes	4%

Total	100%

J)	International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and/or differences in auditing and other financial standards.

K)	Investing in the securities of companies principally engaged in the real estate business is subject to the same risks as direct ownership of real estate, such as supply and demand for properties, the economic health of the country, different regions and local markets, and the strength of specific industries renting properties.

L)	The International Equity Fund is subject to foreign income taxes by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income. Gains realized upon disposition of certain foreign securities held by the International Equity Fund may be subject to capital gains tax in that particular country. The tax on realized gains is paid prior to repatriation of sales proceeds. The International Equity Fund accrues a deferred tax liability for net unrealized gains on securities subject to a capital gains tax.

M)	The Capital Opportunities Fund could fluctuate in price more than most funds, due to the volatile nature of both the technology sector and stocks of smaller companies. In addition, the Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs.

N)	The Maryland Tax-Exempt Bond, Tax-Exempt Limited Maturity Bond and National Tax-Exempt Bond Funds’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

O)	In the normal course of business the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

Mercantile Capital Advisors, Inc. (“Mercantile”), a wholly-owned subsidiary of Mercantile-Safe Deposit & Trust Company, provides investment advisory and administration services to each Fund pursuant to an Investment Advisory Agreement and an Administration Agreement. For its services as Advisor, Mercantile receives an advisory fee computed daily (as a percentage of average daily net assets) and payable monthly at an annual rate of:

Fund	Advisory Fee on net assets up to $1 billion	Advisory Fee on net assets over $1 billion
Prime Money Market Fund	.25%	.20%
Government Money Market Fund	.25%	.20%
Tax-Exempt Money Market Fund	.25%	.20%
Growth & Income Fund	.60%	.40%
Equity Income Fund	.60%	.40%
Equity Growth Fund	.60%	.40%
Low Duration Bond Fund	.30%	.20%
Limited Maturity Bond Fund	.35%	.20%
Total Return Bond Fund	.35%	.20%
Maryland Tax-Exempt Bond Fund	.50%	.25%
Tax-Exempt Limited Maturity Bond Fund	.50%	.25%
National Tax-Exempt Bond Fund	.50%	.25%
International Equity Fund	1.22%	1.10%
Diversified Real Estate Fund	.80%	.60%
Capital Opportunities Fund	1.30%	1.20%

Mercantile pays sub-advisory fees for the following funds to:

Sub-Advisor	Fund	Sub-Advisory Fee
Morgan Stanley Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $25 million On the second $25 million On the third $25 million On net assets in excess of $75 million
Julius Baer Investment Management, Ltd.	International Equity Fund	0.80% 0.60% 0.50% 0.40%	On average net assets of its managed portion up to $20 million On the second $20 million On the next $60 million On net assets in excess of $100 million
Delaware Management Company	Capital Opportunities Fund	0.70% 0.60% 0.50% 0.45%	On average net assets up to $100 million On the next $150 million On the next $250 million On net assets in excess of $500 million
Boyd Watterson Asset Management, LLC (a wholly-owned subsidiary of Mercantile-Safe Deposit and Trust Company)*	Low Duration Bond Fund Limited Maturity and Total Return Bond Funds	0.15% 0.10% 0.075%	On average net assets up to $1 billion On net assets in excess of $1 billion On average net assets

*	The fees shall be waived proportionally subject to any management fee waivers that the Advisor has voluntarily made in order to maintain annual fees and expenses for the Funds at a certain level.

For its services as Administrator, Mercantile receives an administration fee computed daily and payable monthly at an annual rate of .125% of the average daily net assets of each Fund (Mercantile pays sub-administration fees to BISYS Fund Services Ohio, Inc., an affiliate of the Company’s distributor). Mercantile may, at its discretion, voluntarily waive any portion of its advisory fee or its administration fee for any Fund.

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

2.	INVESTMENT ADVISOR, ADMINISTRATOR, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS — Continued

Shares in each Fund are sold on a continuous basis by the Company’s distributor, Mercantile Investment Services, Inc, (the “Distributor”), an affiliate of BISYS Fund Services Inc. The Distributor receives no fee for these services. BISYS Fund Services Ohio, Inc., an affiliate of the Distributor, receives fees for fund accounting, blue sky and transfer agent services provided to the Funds.

The Company has adopted separate Distribution and Services Plans with respect to Class A Shares and Class C Shares of the Funds. Pursuant to the Distribution and Services Plans, the Company may pay (i) the Distributor or other persons for expenses and activities primarily intended to result in the sale of Class A Shares or Class C Shares, as the case may be, and (ii) service organizations for administrative support services provided to their customers who are the record or beneficial owners of Class A Shares or Class C Shares, as the case may be. Under the Distribution and Services Plans, payments for distribution services and expenses may not exceed 0.25% and 0.75% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares, respectively, and payments for administrative support services may not exceed 0.25% of the average daily net assets attributable to each Fund’s outstanding Class A Shares and Class C Shares owned of record or beneficially by customers of service organizations.

Each director of the Company receives from the Company an annual fee of $20,000, and a fee of $2,000 for each in-person Board meeting attended and $1,000 for each telephonic Board meeting attended, and is reimbursed for all out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board of Directors receives an additional fee of $10,000 for his services in this capacity.

3.	FORWARD FOREIGN CURRENCY CONTRACTS

A summary of forward foreign currency contracts in the International Equity Fund which were outstanding at November 30, 2005 is as follows:

Settlement Dates	Sell	Buy	Net Unrealized Appreciation/ (Depreciation)
12/01/2005	USD 3,503,596	JPY 349,682,400	$(584,469)
12/01/2005	JPY 148,930,594	USD 1,299,938	$56,674
12/01/2005	SEK 523,645	USD 64,232	$(640)
12/02/2005	SEK 528,084	USD 64,187	$(1,235)
12/09/2005	USD 3,130,300	JPY 328,540,637	$(384,409)
12/09/2005	JPY 328,540,636	USD 2,919,686	$173,795
12/21/2005	USD 1,666,452	JPY 182,951,400	$(134,958)
12/27/2005	CZK 9,057,524	USD 372,554	$2,520
12/27/2005	TRY 719,289	USD 520,206	$(6,759)
12/29/2005	HUF 73,367,658	USD 354,416	$13,272
12/29/2005	CZK 18,261,700	USD 747,476	$1,315
01/23/2006	CZK 13,312,135	USD 537,646	$(7,108)
01/23/2006	PLN 2,625,643	USD 803,612	$11,702
01/25/2006	GBP 4,400,000	JPY 890,993,400	$(115,536)
02/28/2006	USD 1,257,575	GBP 730,800	$5,670
02/28/2006	CZK 9,365,488	USD 380,130	$(3,929)

			$(974,093)

Currency Legend

CZK	Czech Republic Koruna
GBP	British Pound
HUF	Hungary Forint
JPY	Japanese Yen
PLN	Poland Zlotych
SEK	Swedish Krone
TRY	Turkey New Lira
USD	U.S. Dollar

Mercantile Funds, Inc.

Notes to Financial Statements — Continued

(Unaudited)

4.	SECURITES LENDING

At November 30, 2005, the value of securities loaned and collateral was as follows:

	Market Value of Securities Loaned	Value of Collateral
Prime Money Market Fund	$16,987,893	$17,397,838
Government Money Market Fund	57,864,289	59,200,316
Growth & Income Fund	135,912,137	140,285,922
Equity Income Fund	17,876,315	18,518,350
Equity Growth Fund	3,997,540	4,141,940
Capital Opportunities Fund	50,489,468	52,223,071
International Equity Fund	20,316,367	21,476,203
Diversified Real Estate Fund	87,131,285	89,615,031
Limited Maturity Bond Fund	53,838,384	55,022,698
Total Return Bond Fund	21,567,807	22,127,730

5.	PURCHASES & SALES OF SECURITIES

For the six months ended November 30, 2005, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Growth & Income Fund	$115,316,949	$130,254,779	$—	$—
Equity Income Fund	22,398,611	30,759,342	—	—
Equity Growth Fund	11,320,794	11,648,782	—	—
Capital Opportunities Fund	68,196,971	59,458,394	—	—
International Equity Fund	173,054,117	174,964,291	—	—
Diversified Real Estate Fund	25,334,866	29,477,840	—	—
Low Duration Bond Fund	622,551	2,777,450	4,298,259	8,287,637
Limited Maturity Bond Fund	10,092,049	22,045,814	26,308,777	28,286,688
Total Return Bond Fund	12,694,086	10,479,690	32,619,951	28,603,847
Maryland Tax-Exempt Bond Fund	7,283,425	6,049,868	—	—
Tax-Exempt Limited Maturity Bond Fund	40,685,119	48,260,151	—	—
National Tax-Exempt Bond Fund	16,689,534	21,616,717	—	—

6.	CAPITAL LOSS CARRYOVERS

At May 31, 2005, the following Funds had capital loss carryovers:

Expiration date 5/31	2006	2008	2009	2010	2011	2012	2013	TOTAL
Prime Money Market Fund	(29,550)	—	—	—	—	—	—	(29,550)
Government Money Market Fund	—	—	—	(2,291)	—	—	—	(2,291)
Tax-Exempt Money Market Fund	(1,680)	(6,309)	—	—	—	(62,963)	—	(70,952)
Equity Income Fund	—	—	—	—	(1,773,204)	—	—	(1,773,204)
Equity Growth Fund	—	—	—	(3,861,374)	(24,006,173)	(754,088)	—	(28,621,635)
Low Duration Bond Fund	—	—	—	—	—	(57,241)	(295,238)	(352,479)
Limited Maturity Bond Fund	—	—	—	—	(730,780)	—	(66,571)	(797,351)
Maryland Tax-Exempt Bond Fund	—	—	—	—	—	(619,043)	—	(619,043)
Tax-Exempt Limited Maturity Bond Fund	—	—	—	—	—	(281,678)	—	(281,678)
National Tax-Exempt Bond Fund	—	—	—	—	—	(829,552)	—	(829,552)

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Funds.

Mercantile Funds, Inc.

Notes to Financial Statements — Concluded

(Unaudited)

6.	CAPITAL LOSS CARRYOVERS — Continued

During the year ended May 31, 2005, the following funds utilized capital loss carryforwards to offset capital gains realized.

Tax-Exempt Money Market Fund	$174
Growth & Income Fund	$16,346,075
Equity Income	$1,718,066
Equity Growth	$1,343,062
Capital Opportunities Fund	$2,632,228
International Equity Fund	$7,596,910
National Tax-Exempt Bond Fund	$741,291
Maryland Tax-Exempt Bond Fund	$171,149
Tax-Exempt Limited Maturity Bond Fund	$280,187

7.	LINE OF CREDIT

The Company has established a line of credit with Fifth Third Bank. The line of credit, which is in an uncommitted aggregate amount of $25 million, may be accessed by the Funds for temporary or emergency purposes only. Each Fund may borrow up to 10% of its respective net assets. If a Fund’s borrowings under the line of credit exceed 5% of its net assets, that Fund may not purchase additional securities. Borrowings under the line of credit bear interest at the overnight Federal Funds rate plus .50% per annum. At November 30, 2005, the Funds had no outstanding borrowings under the line of credit. During the six-months ended November 30, 2005, the following Funds borrowed amounts and paid interest as noted in the table below.

	Range of Borrowings	Interest Paid	Weighted Average Interest Rate
Capital Opportunities Fund	$100,647—$ 389,978	$265	4.28%
Equity Income Fund	$1,179,794—$1,266,758	$501	3.75%
Government Money Market Fund	$3,096,614	$305	3.55%
Growth & Income Fund	$244,788—$2,443,681	$835	4.25%
International Equity Fund	$125,570—$ 381,357	$611	4.23%
Limited Maturity Bond Fund	$100,489	$11	4.00%
Low Duration Bond Fund	$1,161,604—$3,681,975	$1,208	4.25%

8.	CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (PwC) was terminated as the independent registered public accounting firm of the Company effective August 19, 2005. The decision to change the independent registered public accounting firm of the Company was approved by the Company’s Board of Directors and Audit Committee. The reports of PwC on the Company’s financial statements for fiscal years ended May 31, 2004 and May 31, 2005 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended May 31, 2004 and May 31, 2005, and through August 19, 2005: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such years; and (ii) there were no reportable events as defined by Item 304(a)(l)(v) of Regulation S-K.

On August 19, 2005, the Company’s Board of Directors and Audit Committee approved the engagement of Deloitte & Touche LLP as the Registrants new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending May 31, 2006.

9.	SUBSEQUENT EVENT — CHANGE IN PORTFOLIO MANAGER OF THE GROWTH & INCOME FUND

Effective January 2, 2006, the Growth & Income Fund is managed by Kevin A. McCreadie and Daniel G. Lysik. Mr. McCreadie is the lead portfolio manager and Mr. Lysik is the co-portfolio manager for the Fund.

IMPORTANT TAX INFORMATION

(Unaudited)

During the calendar year ended December 31, 2005, the distributions paid by the Funds were derived from the following:

	Net Investment Income and Short- Term Capital Gains (taxable as ordinary income)	Exempt Interest Dividends (excludable from gross income for Federal income tax purposes)	Long-Term Capital Gains
Prime Money Market	100.0%	0.0%	0.0%
Government Money Market	100.0%	0.0%	0.0%
Tax-Exempt Money Market	0.0%	100.0%	0.0%
Growth & Income	22.1%[1,2]	0.0%	77.9%
Equity Income	100.0%[1,2]	0.0%	0.0%
Equity Growth	100.0%[1,2]	0.0%	0.0%
Capital Opportunities	16.4%[1,2]	0.0%	83.6%
International Equity	25.1%[2,3]	0.0%	74.9%
Low Duration Bond	100.0%	0.0%	0.0%
Limited Maturity Bond	100.0%	0.0%	0.0%
Total Return Bond	97.1%	0.0%	2.9%
Maryland Tax-Exempt Bond	0.0%	100.0%	0.0%
Intermediate Tax-Exempt Bond	0.0%	100.0%	0.0%
National Tax-Exempt Bond	0.0%	100.0%	0.0%

[1]	100% of distributions derived from net investment income and short-term capital gains qualify for the dividends received deduction available to corporate shareholders.
[2]	Beginning with the 2003 tax year, a lower dividend rate of 15% may apply to qualified dividends. Some of the dividends in this column may qualify for this favorable treatment. This information will be reported on Box 1b of your 1099-DIV that mails in late January.
[3]	The foreign taxes paid or withheld per share represent taxes incurred by the International Equity Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. See following page. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid. Remember, you should not prepare your taxes until you receive all your official tax forms.

CAPITAL GAIN DISTRIBUTIONS

During the calendar year ending December 31, 2005, the Mercantile Funds distributed capital gains to shareholders of the Growth & Income, Capital Opportunities, International Equity, Diversified Real Estate and Total Return Bond Funds on December 14, 2005. The Securities and Exchange Commission requires mutual funds to disclose to shareholders the composition of the capital gain distribution. The figures listed below may differ from those cited elsewhere in the report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes. Pursuant to this requirement, these percentages are listed below:

	Short-Term	Long-Term
Growth & Income Fund	11.14%	88.86%
Capital Opportunities Fund	16.37%	83.63%
International Equity Fund	11.35%	88.65%
Diversified Real Estate Fund	8.90%	91.10%
Total Return Bond Fund	0.00%	100.00%

Short-term capital gain distributions are taxable to you as ordinary income. Long-term capital gain distributions are taxable to you as long term capital gains.

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Income by Country for the Mercantile International Equity Fund

Calendar Year Ended December 31, 2005

	Percentage of Gross Income:	Percentage of Taxes Paid:
Australia	1.45%	0.71%
Austria	1.06	1.76
Belgium	0.64	1.05
Brazil	0.15	0.00
Bulgaria	0.00	0.00
Canada	0.44	0.68
Cyprus	0.01	0.00
Czech Republic	0.40	0.61
Denmark	1.01	1.54
Finland	0.60	1.30
France	8.87	15.18
Germany	5.56	8.71
Greece	0.02	0.00
Hong Kong	0.14	0.00
Hungary	0.79	0.80
India	0.00	0.00
Indonesia	0.11	0.18
Ireland	0.00	-0.05
Italy	7.20	13.88
Japan	8.09	6.29
Korea	0.36	0.08
Malaysia	0.02	0.06
Mexico	0.08	0.00
Netherlands	11.03	19.42
New Zealand	2.30	3.51
Norway	0.89	1.35
Philippines	0.07	0.17
Poland	1.60	2.43
Portugal	0.15	0.21
Romania	0.13	0.10
Russia	0.47	0.00
Singapore	0.62	1.26
South Africa	0.04	0.00
Spain	2.05	1.86
Sweden	2.78	4.20
Switzerland	6.92	12.17
Taiwan	0.93	0.00
Thailand	0.00	0.00
Turkey	0.60	0.54
Ukraine	0.01	0.00
United Kingdom	27.12	0.00
United States	5.08	0.00
Venezuela	0.21	0.00

Foreign taxes withheld as of December 31, 2005 were $1,375,625 or 36.53% of distributed income.

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Income by State for the Mercantile Funds

Calendar Year Ended December 31, 2005

State & Territory	Tax-Exempt Money Market Fund Income %	Maryland Tax-Exempt Bond Fund Income %	Tax-Exempt Limited Maturity Bond Fund Income %	National Tax-Exempt Bond Fund Income %
Alabama	0.00%	0.00%	0.55%	3.35%
Alaska	1.34	0.00	0.00	0.00
Arizona	3.20	0.00	1.27	0.52
Arkansas	0.00	0.00	1.52	2.20
California	5.99	0.00	0.00	2.08
Colorado	0.00	0.00	3.03	7.80
Connecticut	1.38	0.00	3.33	0.00
Delaware	0.00	0.00	0.00	0.61
District of Columbia	2.48	2.60	1.55	0.85
Florida	6.26	0.00	10.69	1.92
Georgia	0.00	0.00	1.81	7.87
Hawaii	0.00	0.00	0.32	0.00
Idaho	0.36	0.00	0.00	0.00
Illinois	1.86	0.00	2.77	1.47
Indiana	1.09	0.00	0.82	0.00
Kansas	0.85	0.00	0.24	1.60
Kentucky	0.00	0.00	1.82	0.00
Louisiana	0.90	0.00	0.00	2.44
Maryland	7.91	92.60	5.39	2.89
Massachusetts	5.35	0.00	4.44	6.18
Michigan	2.04	0.00	3.26	3.76
Minnesota	5.46	0.00	0.50	0.00
Missouri	1.62	0.00	0.00	1.81
Nevada	0.00	0.00	0.52	0.00
New Hampshire	0.30	0.00	0.00	0.00
New Jersey	1.20	0.00	10.21	7.94
New Mexico	0.00	0.00	0.00	0.00
New York	7.97	0.00	2.73	3.95
North Carolina	5.82	0.00	2.44	0.24
Ohio	2.35	0.00	11.10	5.11
Oklahoma	0.09	0.00	0.64	0.05
Oregon	1.28	0.00	1.89	6.01
Pennsylvania	3.09	0.00	7.33	13.22
Puerto Rico	0.00	4.80	0.00	2.99
Rhode Island	0.00	0.00	0.00	2.76
South Carolina	2.04	0.00	0.80	2.03
Tennessee	0.40	0.00	4.03	0.00
Texas	13.39	0.00	3.18	2.83
Utah	4.58	0.00	0.48	0.00
Vermont	0.04	0.00	0.00	0.00
Virginia	8.80	0.00	4.83	4.34
Washington	0.00	0.00	2.26	0.00
West Virginia	0.00	0.00	0.65	0.00
Wisconsin	0.52	0.00	2.64	1.18
Wyoming	0.04	0.00	0.96	0.00

IMPORTANT TAX INFORMATION — Continued

(Unaudited)

Assets Held by State

As of Year Ended December 31, 2005

	Tax-Exempt Money Market Fund	Maryland Tax-Exempt Bond Fund	Tax-Exempt Limited Maturity Bond Fund	National Tax-Exempt Bond Fund
Alabama	0.00%	0.00%	0.00%	2.99%
Alaska	1.10	0.00	1.03	0.00
Arizona	3.31	0.00	2.72	0.00
Arkansas	0.00	0.00	2.43	2.04
California	8.56	0.00	0.00	4.12
Colorado	0.00	0.00	2.18	6.53
Connecticut	1.38	0.00	6.62	0.00
District Of Columbia	2.76	2.67	2.12	3.18
Florida	4.37	0.00	11.66	2.05
Georgia	0.00	0.00	0.06	10.19
Illinois	1.77	0.00	1.74	1.26
Indiana	1.79	0.00	0.00	0.00
Kentucky	0.00	0.00	1.11	0.00
Louisiana	1.68	0.00	0.00	2.34
Maryland	8.86	86.02	5.65	4.39
Massachusetts	4.14	0.00	6.76	4.25
Michigan	1.10	0.00	2.35	5.52
Minnesota	6.29	0.00	1.43	0.00
Missouri	2.53	0.00	1.54	1.48
New Hampshire	0.83	0.00	0.00	0.00
New Jersey	1.28	0.00	9.79	9.64
New York	8.95	0.00	2.72	5.82
North Carolina	6.03	0.00	2.69	0.00
Ohio	1.69	0.00	8.16	1.02
Oklahoma	0.00	0.00	0.00	2.92
Oregon	1.44	0.00	3.24	8.43
Pennsylvania	2.87	0.00	2.96	8.78
Puerto Rico	0.00	5.49	3.26	2.85
Rhode Island	0.00	0.00	0.00	2.47
South Carolina	1.66	0.00	1.72	0.00
Tennessee	0.00	0.00	2.16	0.00
Texas	9.84	0.00	2.72	2.55
Utah	6.02	0.00	0.00	0.00
Virginia	8.36	0.00	4.99	4.46
Washington	0.00	0.00	2.15	0.00
West Virginia	0.00	0.00	1.08	0.00
Wisconsin	0.59	0.00	0.00	0.00
Other Mutual Funds	0.80	5.82	2.96	0.72

Total	100.00%	100.00%	100.00%	100.00%

IMPORTANT TAX INFORMATION — Concluded

(Unaudited)

Mercantile Funds that Hold U.S. Government Obligations

Fund	Percentage of Income Derived from U.S. Government Securities During 2005
Prime Money Market Fund	6.01%
Government Money Market Fund	29.51%
Low Duration Bond Fund	39.89%
Limited Maturity Bond Fund	25.15%
Total Return Bond Fund	14.82%

Fund	Percentage of Assets in U.S. Government Securities as of 12/31/05
Prime Money Market Fund	8.8%
Government Money Market Fund	31.5%
Low Duration Bond Fund	26.4%
Limited Maturity Bond Fund	24.1%
Total Return Bond Fund	19.1%

Mercantile Funds, Inc.

Board Approval of Sub-Advisory Agreements

Mercantile Capital Advisors, Inc. (the “Adviser”) is the investment advisor to Mercantile Funds, Inc. (the “Company”). The Advisory Agreement between the Company and the Adviser authorizes the Adviser to employ sub-advisers to assist in the performance of any or all of the advisory services to the Company under the Adviser’s supervision, provided that any fees or compensation payable to a sub-adviser shall be paid by the Adviser. The Adviser has delegated the day-to-day investment management of the Capital Opportunities Fund to Delaware Management Company (“Delaware”) pursuant to a separate Sub-Advisory Agreement between the Adviser and Delaware (the “Sub-Advisory Agreement”).

At the August 12, 2005 meeting, the Board of Directors, including the independent Directors, unanimously approved the continuation of the Sub-Advisory Agreement for an additional one-year period. The Board of Directors had previously reviewed and approved the continuation of the Advisory Agreement with Adviser for an additional one-year period. Information regarding the Board of Directors’ consideration of the Advisory Agreement with Adviser is available in the Company’s Annual Report dated May 31, 2005.

In connection with the approval of the Sub-Advisory Agreement, the Directors reviewed various materials, among them, information received from Delaware. The materials regarding Delaware were requested by the Adviser and contained specific information to assist the Directors in their consideration of the Sub-Advisory Agreement. The Directors also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuance. The Directors reviewed these materials with representatives of Delaware, management of the Adviser and the Company, counsel to the Company and independent counsel to the Directors. The Directors also discussed the proposed continuance in an executive session with counsels, at which no representatives of Delaware or the Adviser were present.

In voting to approve the continuation of the Sub-Advisory Agreement, the Directors considered whether the continuance would be in the best interests of the shareholders, an evaluation based primarily on the nature and quality of the services provided by Delaware and the overall fairness of the Sub-Advisory Agreement. Based on their evaluation of all material factors, including those described below, the Directors concluded that the terms of the Sub-Advisory Agreement were reasonable and fair and that the continuation of the Sub-Advisory Agreement was in the best interest of the Capital Opportunities Fund and its shareholders. The Directors considered all factors they believed relevant, including the nature, extent and quality of sub-advisory services rendered, the investment performance of the Capital Opportunities Fund, and the profitability of Delaware related to providing advisory services to the Capital Opportunities Fund. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

In considering the nature, extent and quality of the sub-advisory services rendered by Delaware, the Directors reviewed the firm’s investment management style, experience and staffing of the portfolio management and investment research personnel dedicated to performing services for the Capital Opportunities Fund. The Directors also considered Delaware’s capacity to manage the Capital Opportunities Fund with respect to the overall assets under management and noted that the firm had experienced an increase in the assets under management for its growth strategy and had closed this strategy to new investors in order to ensure capacity for its current clients, including the Capital Opportunities Fund. The Directors also reviewed Delaware’s information regarding the policies and practices regarding brokerage and allocation of portfolio transactions for the Capital Opportunities Fund as well as the firm’s operations, policies and procedures and compliance systems. The Directors noted that Delaware may benefit from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute purchases and sales of the portfolio’s securities. The Directors noted that the Adviser recommended Delaware’s re-hire for an additional year. Based on this review, the Directors concluded that Delaware had the capabilities, resources and personnel necessary to manage the Capital Opportunities Fund.

In assessing the investment performance of the Capital Opportunities Fund, the Directors considered the performance in comparison to specified benchmark indices and the performance of Delaware’s other accounts with a similar investment style. The Directors reviewed the annualized performance of the institutional share class of the Capital Opportunities Fund for the one- and three-year periods ended June 30, 2005 in comparison to the Morningstar category average of small-cap blend funds, the Russell 2000 Index and the Lipper small-cap core average peer group. The Directors received this performance information from the Adviser at routine Board meetings during the year. The Directors also received detailed information from Delaware during the year that discusses the investment performance and holdings of Capital Opportunities Fund’s value and growth portfolios as well as the firm’s investment outlook and strategy. The Directors noted that the three-year performance of the Capital Opportunities Fund was higher than the respective index and peer group averages and concluded that the investment performance of the Sub-Adviser was satisfactory.

The Directors also considered the overall fairness of the Sub-Advisory Agreement and reviewed the fee structure and the profitability of the Sub-Adviser from its association with the Capital Opportunities Fund. The Directors considered and approved a new advisory fee schedule for the Sub-Advisory Agreement which implemented additional breakpoints to further reduce Delaware’s respective fee rate on assets above specified levels. The Directors recognized that breakpoints may be an appropriate

Mercantile Funds, Inc.

Board Approval of Sub-Advisory Agreements — Concluded

way for the Sub-Adviser to share its economies of scale with the Adviser and indirectly with the Capital Opportunities Fund. The Directors noted that economies of scale may be realized by Delaware across similar products and services and recognized that it is difficult to assess breakpoints because, within the mutual fund industry as a whole, there is no uniformity or pattern in the fees or asset levels at which breakpoints (if any) are set. The Directors concluded that because different advisers have different cost structures and service models, there are variations in the services that are included in the fees paid by other similar mutual funds which make it difficult to draw meaningful conclusions from the breakpoints that may have been adopted by comparable funds. The Directors also considered the profitability of Delaware from its overall association with the Capital Opportunities Fund, considering the direct and indirect expenses incurred by the firm in providing such advisory services to the Capital Opportunities Fund. The Directors also reviewed the Fund’s sub-advisory fee in relation to fees charged other comparable funds and accounts managed by Delaware. The Directors concluded that based on the services that Delaware would provide to the Capital Opportunities Fund under the Sub-Advisory Agreement and the information received from Delaware relating to its expenses incurred in the performance of such services, the compensation to be paid to Delaware was fair and reasonable.

Mercantile Funds, Inc.

Shareholder Expenses

(Unaudited)

As a shareholder of the Mercantile Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; (2) ongoing costs, including management fees; distribution and/or service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mercantile Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 through November 30, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 6/1/05	Ending Account Value 11/30/05	Expense Paid During Period* 6/1/05 - 11/30/05	Expense Ratio During Period** 6/1/05 - 11/30/05
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,015.70	$2.02	0.40%
Class A Shares	1,000.00	1,013.20	4.54	0.90%
Class C Shares	1,000.00	1,013.20	4.54	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,015.50	2.02	0.40%
Class A Shares	1,000.00	1,013.00	4.54	0.90%
Class C Shares	1,000.00	1,013.30	4.54	0.90%
Tax-Exempt Money Market Fund
Institutional Shares	1,000.00	1,010.80	2.02	0.40%
Class A Shares	1,000.00	1,008.20	4.53	0.90%
Class C Shares	1,000.00	1,008.00	4.53	0.90%
Growth & Income Fund
Institutional Shares	1,000.00	1,063.10	4.03	0.78%
Class A Shares	1,000.00	1,060.30	6.61	1.28%
Class C Shares	1,000.00	1,058.00	9.18	1.78%
Equity Income Fund
Institutional Shares	1,000.00	1,029.10	3.97	0.78%
Class A Shares	1,000.00	1,024.60	6.50	1.28%
Class C Shares	1,000.00	1,023.10	9.03	1.78%
Equity Growth Fund
Institutional Shares	1,000.00	1,046.50	4.00	0.78%
Class A Shares	1,000.00	1,042.60	6.55	1.28%
Class C Shares	1,000.00	1,041.50	9.11	1.78%
Capital Opportunities Fund
Institutional Shares	1,000.00	1,109.70	6.77	1.28%
Class A Shares	1,000.00	1,107.30	9.40	1.78%
Class C Shares	1,000.00	1,103.90	12.03	2.28%
International Equity Fund
Institutional Shares	1,000.00	1,069.20	6.64	1.28%
Class A Shares	1,000.00	1,065.80	9.22	1.78%
Class C Shares	1,000.00	1,064.10	11.80	2.28%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,090.80	5.35	1.02%
Class A Shares	1,000.00	1,088.10	7.96	1.52%
Class C Shares	1,000.00	1,085.70	10.56	2.02%

Mercantile Funds, Inc.

Shareholder Expenses — Continued

(Unaudited)

	Beginning Account Value 6/1/05	Ending Account Value 11/30/05	Expense Paid During Period* 6/1/05 - 11/30/05	Expense Ratio During Period** 6/1/05 - 11/30/05
Low Duration Bond Fund
Institutional Shares	$1,000.00	$1,005.10	$3.12	0.62%
Class A Shares	1,000.00	1,003.80	4.37	0.87%
Class C Shares	1,000.00	1,000.00	6.52	1.30%
Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,002.00	2.66	0.53%
Class A Shares	1,000.00	1,000.40	5.17	1.03%
Class C Shares	1,000.00	997.90	7.66	1.53%
Total Return Bond Fund
Institutional Shares	1,000.00	998.00	2.65	0.53%
Class A Shares	1,000.00	995.50	5.15	1.03%
Class C Shares	1,000.00	992.00	7.64	1.53%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,002.00	2.66	0.53%
Class A Shares	1,000.00	998.60	5.16	1.03%
Class C Shares	1,000.00	997.00	7.66	1.53%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,004.10	2.66	0.53%
Class A Shares	1,000.00	1,001.60	5.17	1.03%
Class C Shares	1,000.00	999.10	7.67	1.53%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,000.70	2.66	0.53%
Class A Shares	1,000.00	998.30	5.16	1.03%
Class C Shares	1,000.00	995.70	7.65	1.53%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Mercantile Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/05	Ending Account Value 11/30/05	Expense Paid During Period* 6/1/05 - 11/30/05	Expense Ratio During Period** 6/1/05 - 11/30/05
Prime Money Market Fund
Institutional Shares	$1,000.00	$1,023.06	$2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.56	4.56	0.90%
Government Money Market Fund
Institutional Shares	1,000.00	1,023.06	2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.56	4.56	0.90%
Tax-Exempt Money Market Fund
Institutional Shares	1,000.00	1,023.06	2.03	0.40%
Class A Shares	1,000.00	1,020.56	4.56	0.90%
Class C Shares	1,000.00	1,020.56	4.56	0.90%

Mercantile Funds, Inc.

Shareholder Expenses — Concluded

(Unaudited)

	Beginning Account Value 6/1/05	Ending Account Value 11/30/05	Expense Paid During Period* 6/1/05 - 11/30/05	Expense Ratio During Period** 6/1/05 - 11/30/05
Growth & Income Fund
Institutional Shares	$1,000.00	$1,021.16	$3.95	0.78%
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Equity Income Fund
Institutional Shares	1,000.00	1,021.16	3.95	0.78%
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Equity Growth Fund
Institutional Shares	1,000.00	1,021.16	3.95	0.78%
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class C Shares	1,000.00	1,016.14	9.00	1.78%
Capital Opportunities Fund
Institutional Shares	1,000.00	1,018.65	6.48	1.28%
Class A Shares	1,000.00	1,016.14	9.00	1.78%
Class C Shares	1,000.00	1,013.64	11.51	2.28%
International Equity Fund
Institutional Shares	1,000.00	1,018.65	6.48	1.28%
Class A Shares	1,000.00	1,016.14	9.00	1.78%
Class C Shares	1,000.00	1,013.64	11.51	2.28%
Diversified Real Estate Fund
Institutional Shares	1,000.00	1,019.95	5.16	1.02%
Class A Shares	1,000.00	1,017.45	7.69	1.52%
Class C Shares	1,000.00	1,014.94	10.20	2.02%
Low Duration Bond Fund
Institutional Shares	1,000.00	1,021.96	3.14	0.62%
Class A Shares	1,000.00	1,020.71	4.41	0.87%
Class C Shares	1,000.00	1,018.55	6.58	1.30%
Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%
Total Return Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%
Maryland Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%
Tax-Exempt Limited Maturity Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%
National Tax-Exempt Bond Fund
Institutional Shares	1,000.00	1,022.41	2.69	0.53%
Class A Shares	1,000.00	1,019.90	5.22	1.03%
Class C Shares	1,000.00	1,017.40	7.74	1.53%

For more information

Proxy Voting Policies and Procedures

The company’s proxy voting policies are available, without charge, (i) through the company’s website www.mercantilefunds.com and (ii) by visiting the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q’s are available on the SEC’s website at www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, DC. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

Investment Advisor and Administrator:

MERCANTILE CAPITAL ADVISORS, INC.

Baltimore, Maryland

Custodian:

The Fifth Third Bank

Cincinnati, Ohio

Transfer Agent:

BISYS Fund Services

Columbus, Ohio

Distributor:

Mercantile Investment Services, Inc.

Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Mercantile Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by current Prospectuses for the funds which contain information concerning the Fund’s investment policies and expenses as well as other pertinent information.

Shares of the Funds are not bank deposits or obligations of, or guaranteed, endorsed or otherwise supported by Mercantile-Safe Deposit and Trust Company, its parent company or its affiliates and are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment in the Funds involves investment risks, including possible loss of principal.

1/06

Item 2.	Code of Ethics.

Not required in this filing.

Item 3.	Audit Committee Financial Expert.

Not required in this filing.

Item 4.	Principal Accountant Fees and Services.

Not required in this filing.

Items 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Shareholders may recommend candidates for Board positions by forwarding their correspondence by mail or courier to the Company’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201. Suggestions for candidates must include a resume of the candidate.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively, to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mercantile Funds, Inc.

By:	/s/ KEVIN A. MCCREADIE
Kevin A. McCreadie, President
Principal Executive Officer

Date: January 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KEVIN A. MCCREADIE
Kevin A. McCreadie, President
Principal Executive Officer

Date: January 30, 2006

By:	/s/ SCOTT J. LIOTTA
Scott J. Liotta, Treasurer
Principal Financial Officer

Date: January 30, 2006